UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, Ca 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

April 30, 2017

Franklin Strategic Series

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended April 30, 2017, mostly upbeat economic data, improved U.S. corporate earnings and supportive monetary policies were positives for the securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%, noting improved employment and hints of higher inflation. The 10-year U.S. Treasury yield began the period at 1.83% and ended the period at 2.29%. In this environment, U.S. stocks, as measured by the Standard & Poor’s 500® Index, generated a +17.92% total return for the 12-month period.1

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s second and third quarters, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 5.0% in April 2016 to 4.4% at period-end.1 Monthly retail sales were volatile, but grew during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.1% to 2.2% during the period.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in the U.S. labor market and inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Ongoing expansionary monetary policies from key central banks, investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the results of the first round of presidential elections in France also helped U.S. equities. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”), global growth concerns and geopolitical tensions in the Middle East and Korean peninsula weighed on market sentiment. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index, generated a +17.92% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of April 30, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Focused Core Equity Fund

This annual report for Franklin Focused Core Equity Fund covers the fiscal year ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund normally invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500®).

Performance Overview

The Fund’s Class A shares delivered a +15.85% cumulative total return for the 12 months under review. In comparison, the S&P 500, which tracks the broad U.S. stock market, generated a +17.92% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Portfolio Composition

Based on Total Net Assets as of 4/30/17

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included holdings in the information technology (IT), financials and real estate sectors.

In IT, the Fund’s positions in Microsoft, a software and IT services company, and Alphabet, parent company of search engine Google, helped results. Microsoft performed well during the period due to a more resilient personal computer spending environment, continued growth in enterprise Office 365 adoption, a rebound in growth of its legacy server business and sustained growth of its Azure cloud offering. We remain positive on Microsoft as the company transitions to the cloud and expands its share of IT spending. Google parent company Alphabet continued to nurture the businesses it helped found, including online advertising and cloud computing. During the period, Alphabet reported a significant net profit growth in 2017’s first quarter, with no indications of any negative impact from a well-publicized backlash that began late in the period from advertisers worried about their brands appearing near objectionable content.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 38.

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FRANKLIN FOCUSED CORE EQUITY FUND

In financials, banking and financial services providers Charles Schwab and JPMorgan Chase helped results. In general, banks outperformed the broader equity market following the Republican victory in the November 2016 U.S. elections. Investor optimism increased due to hopes that economic growth would improve, which could benefit pro-cyclical bank stocks and drive stronger loan growth and lower credit costs. In addition, many observers believe interest rates will rise and improve bank net interest income because of higher inflation and stronger economic growth. Investors also believe the regulatory burden could decrease, which could reduce expenses and free up capital to return to shareholders, as well as potentially create new revenue opportunities. In addition, corporate tax rates could fall and benefit banks more than the broader markets because of their higher relative tax rates and more domestic focus.

In the real estate sector, data center provider Equinix contributed to results as it continued to benefit from a strong demand environment where cloud adoption is driving the need for interconnection-rich colocation space. We believe that as one of the highest-quality, most highly-interconnected data center companies, Equinix benefits significantly from this trend.

Elsewhere, Netherlands-based media company Altice contributed to results in the consumer discretionary sector. Altice has been performing well, in part because its U.S. business has continued to perform strongly, with solid revenue growth and outsized profit growth led by continued cost synergies achieved through recent acquisitions. In addition, the company’s French business has stabilized after a few weak quarters. The company plans to spin off its U.S. business in an initial public offering in the coming months, which we believe could help unlock additional value.

In contrast, key detractors from the Fund’s absolute performance included the Fund’s only holding in the consumer staples sector, retailer and pharmacy benefits manager CVS Health. Its shares declined during the reporting period due to increasing scrutiny on the business model of pharmacy benefits managers and uncertainty regarding the drug pricing environment. We believe the vertically integrated business model of CVS as a retailer and pharmacy benefits manager offers competitive advantages that could enable the company to capture an increasing share of health care spending in the long term.

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Alphabet Inc.	6.2%
Information Technology
Microsoft Corp.	5.5%
Information Technology
Allergan PLC	5.0%
Health Care
Altice NV	4.9%
Consumer Discretionary
The Charles Schwab Corp.	4.6%
Financials
Genesee & Wyoming Inc.	4.4%
Industrials
Anadarko Petroleum Corp.	4.2%
Energy
CBRE Group Inc.	3.8%
Real Estate
Twenty-First Century Fox Inc.	3.8%
Consumer Discretionary
Equinix Inc.	3.7%
Real Estate

Elsewhere, in the health care sector, Valeant Pharmaceuticals International (no longer held at period-end) hindered results. Declining earnings and cash flow raised questions about the company’s ability to properly resource its business and repay its debt obligations. Managed care and pharmacy benefits managers limited Valeant’s ability to get reimbursed for expensive drugs, and political pressure on aggressive pricing tactics exposed the company’s tactics and forced policy changes, which increased costs and decreased revenues. In energy, oilfield services company Schlumberger detracted from performance. The period began with oilfield services stocks, including Schlumberger, at a near-term peak after the industry recovered from the depths of the commodity crisis, which the company reached in January. Although shares of Schlumberger and other oilfield services continued to perform well through mid-January, with the rig count up more than 50% from the lows in late May 2016 to mid-January 2017 and continuing to climb through period-end, investors became increasingly concerned with the potential impact of a resurgence in U.S. production growth and the possibility that the agreement by major oil producers to cut production will not be extended at a meeting on May 25. As a result, Schlumberger’s share price pulled back sharply from mid-January through period-end as investors began to question the longevity of the recovery and the ability of the company to meet earnings projections. In IT, travel industry technology services provider Sabre detracted from performance.

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FRANKLIN FOCUSED CORE EQUITY FUND

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

Brent Loder Lead Portfolio Manager

Chris Anderson

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FOCUSED CORE EQUITY FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+15.85%	+9.27%
5-Year	+73.13%	+10.28%
Since Inception (12/13/07)	+79.91%	+5.79%

Advisor
1-Year	+16.15%	+16.15%
5-Year	+75.51%	+11.91%
Since Inception (12/13/07)	+84.47%	+6.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN FOCUSED CORE EQUITY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (12/13/07–4/30/17)

Advisor Class (12/13/07–4/30/17)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.25%	1.45%
Advisor	1.00%	1.20%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FOCUSED CORE EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,113.60	$6.45	$1,018.70	$6.16	1.23%
C	$1,000	$1,108.90	$10.25	$1,015.08	$9.79	1.96%
R	$1,000	$1,112.70	$7.23	$1,017.95	$6.90	1.38%
R6	$1,000	$1,115.60	$4.46	$1,020.58	$4.26	0.85%
Advisor	$1,000	$1,114.40	$5.14	$1,019.93	$4.91	0.98%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Opportunities Fund

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2017. We welcome the former shareholders of Franklin Flex Cap Growth Fund who now own shares of Franklin Growth Opportunities Fund as a result of Franklin Flex Cap Growth Fund’s reorganization that took effect on August 26, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance Overview

The Fund’s Class A shares delivered a +16.88% cumulative total return for the 12 months under review. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +19.83% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +17.92% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are

Portfolio Composition

Based on Total Net Assets as of 4/30/17

experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio had positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, stock selection and an underweighting in the consumer staples sector contributed to the Fund’s

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 45.

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FRANKLIN GROWTH OPPORTUNITIES FUND

performance. Stock selection in the real estate and telecommunication services sectors also boosted relative results.

In the consumer staples sector, shares of packaged food and beverage company WhiteWave Foods2 surged as Danone announced in July 2016 its intention to acquire WhiteWave in an all-cash transaction.

In real estate, shares of data center provider Equinix advanced as the company continued to benefit from a strong demand environment where cloud adoption is driving the need for interconnection-rich colocation space. We believe that as one of the highest-quality, most highly-interconnected data center companies, Equinix benefits significantly from this trend.

In telecommunication services, wireless company T-Mobile U.S. benefited performance as it continued to gain market share in the U.S. wireless market. Further boosting shares were speculations about potential merger-and-acquisition activity as consolidation in the industry makes sense, and T-Mobile, in our assessment, is a well-run valuable asset for a number of industry participants.

Other key contributors included video game maker Electronic Arts and graphics processor semiconductor company NVIDIA in the information technology (IT) sector and Amazon.com in the consumer discretionary sector. Electronic Arts’ strong performance during this period was largely driven by the success of its holiday title releases, and through the continuation of its profit margin expansion story as new game releases move toward high-margin digital distribution. NVIDIA performed well during the period as growth accelerated, driven by a strong product cycle in its traditional graphics market. The company also benefited from significant growth with its products targeting data center growth, advanced driver assistance systems and artificial intelligence, which benefited from high-speed parallel processing, NVIDIA’s core competency. Amazon.com helped the Fund’s results amid consistent and profitable growth of its Amazon Web Service, a leader in cloud computing, which has a significantly higher profit margin than its retail business and accounts for about half of the company’s overall profits. The company invested in its retail business to constantly improve its Prime subscription service in the U.S. and offer benefits globally. It also invested in fulfillment centers and logistics to achieve faster shipping

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc.	5.3%
Consumer Discretionary
Apple Inc.	5.1%
Information Technology
Facebook Inc.	4.9%
Information Technology
Mastercard Inc.	3.9%
Information Technology
Alphabet Inc.	3.7%
Information Technology
Microsoft Corp.	3.5%
Information Technology
Celgene Corp.	3.5%
Health Care
Visa Inc.	3.3%
Information Technology
Adobe Systems Inc.	2.2%
Information Technology
Broadcom Ltd.	2.1%
Information Technology

times for a widening selection of products, including third-party merchandise fulfilled by the company.

In contrast, key detractors from the Fund’s relative performance included stock selection in the IT sector. An overweighted position in the energy sector also hindered relative results, as did security selection in the industrials sector.

In IT, shares of technology hardware and software provider Apple performed well. As a result, the Fund’s underweighted position in the company detracted from relative results. Security solutions platform provider Palo Alto Networks struggled with sale execution during the year as a sales reorganization impacted results. Paylocity Holding, a provider of cloud-based payroll and human resources software solutions, also hindered results. The company benefited from new employer reporting requirements related to the Affordable Care Act (ACA), resulting in accelerated revenue growth, but underperformed in the second half of the period, in our view due to President Donald Trump’s victory and Republicans’ goal to repeal and replace the ACA. The potential passage of a new legislation would effectively eliminate the employer mandate and penalty for non-compliance.

2. No longer held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

In energy, shares of Cabot Oil & Gas declined slightly over the 12-month period, despite a significant increase in natural gas prices.2 A mild winter weather in the northern U.S. reduced heating demand for natural gas during the winter of 2016–2017 and affected Cabot’s revenues. In the industrials sector, Fortune Brands & Security, which provides home and security products, detracted from relative performance.2 The company increased promotional activity for its cabinet products throughout 2016, which compressed profit margins.

Elsewhere, beverages maker Monster Beverage hindered results in the consumer staples sector, as did asset manager Affiliated Managers Group2 in the financials sector. Monster Beverage experienced a challenging production environment in the U.S. Additionally, its new product innovation has been slower than expected. Shares of Affiliated Managers Group declined as asset managers in general struggled amid weaker industry-wide investor flows.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers Lead Portfolio Manager

Sara Araghi, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+16.88%	+10.17%
5-Year	+69.43%	+9.82%
10-Year	+126.10%	+7.86%

Advisor
1-Year	+17.21%	+17.21%
5-Year	+71.84%	+11.44%
10-Year	+132.78%	+8.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/07–4/30/17)

Advisor Class (5/1/07–4/30/17)

See page 16 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Long-Term Capital Gain
A	$0.6413
C	$0.6413
R	$0.6413
R6	$0.6413
Advisor	$0.6413

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	0.94%	1.03%
Advisor	0.69%	0.78%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,130.50	$4.97	$1,020.13	$4.71	0.94%
C	$1,000	$1,126.30	$8.86	$1,016.46	$8.40	1.68%
R	$1,000	$1,129.30	$6.23	$1,018.94	$5.91	1.18%
R6	$1,000	$1,133.30	$2.54	$1,022.41	$2.41	0.48%
Advisor	$1,000	$1,132.30	$3.65	$1,021.37	$3.46	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	17

Franklin Small Cap Growth Fund

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2017. At the market close on February 12, 2015, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. Effective April 28, 2017, the Fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

The Fund’s Class A shares delivered a +19.73% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Growth Index, which measures performance of small cap companies with higher price-to-book ratios and higher forecasted growth values, generated a +24.06% total return.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +17.92% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with

Portfolio Composition

Based on Total Net Assets as of 4/30/17

strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, most sectors represented in the Fund’s portfolio posted positive returns and contributed to absolute performance. Relative to the Russell 2000® Growth Index, key contributors to the Fund’s relative performance included stock selection and an overweighting in the

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 53.

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FRANKLIN SMALL CAP GROWTH FUND

information technology (IT) sector. Stock selection and an underweighting in the real estate sector also boosted relative results, as did stock selection in the financials sector.

In the IT sector, shares of software technology company Demandware3 rose as the company was acquired by Salesforce.com in July 2016 at a significant premium. 2U, which provides cloud-based software-as-a-service solutions for non-profit colleges and universities, has continued to exceed consensus earnings estimates and raise expectations every quarter since it went public in mid-2014. In March, 2U announced its planned domestic graduate program launch schedule through 2020, which implied faster growth than was broadly expected and provided high visibility into expectations of strong growth for upcoming years. Programs the company launched in the past two years have been scaling faster and with higher profit margins than many observers expected. In addition, the company continued to announce additional programs, with both new and existing partners. Our off-benchmark investment in Intersil, a high-performance analog semiconductor company with expertise in power and voltage management, also helped the Fund’s results.3 Since installing a new management team in 2013, the company has streamlined its product focus, which led to strong growth and profitability. In September, Renesas Electronics announced its intention to acquire Intersil. Given Intersil’s solid execution and the subsequent acquisition bid from Renesas, its shares advanced significantly during the reporting period.

In the real estate sector, data center company CoreSite Realty aided relative performance amid accelerated growth driven by both cloud and enterprise data center deployments. The company successfully managed through a rather abrupt chief executive officer transition during the past year and emerged with a newfound focus on organic growth. Additionally, CoreSite continued to perform well in a strong demand environment where cloud adoption at enterprises is driving a re-architecture of a company’s data center needs, which appears to favor interconnection-rich colocation spaces that CoreSite offers.

In the financials sector, independent investment banking advisory company Evercore Partners contributed to the Fund’s results. The company benefited from strong earnings growth, as well as many investors’ belief that economic growth and lighter regulation would stimulate merger and acquisition activity.

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
2U Inc.	2.6%
Information Technology
Zendesk Inc.	1.9%
Information Technology
Nevro Corp.	1.8%
Health Care
Ingevity Corp.	1.8%
Materials
Alarm.com Holdings Inc.	1.7%
Information Technology
US Ecology Inc.	1.7%
Industrials
TreeHouse Foods Inc.	1.7%
Consumer Staples
Paylocity Holding Corp.	1.6%
Information Technology
Callidus Software Inc.	1.6%
Information Technology
The Spectranetics Corp.	1.5%
Health Care

Other key contributors included HeartWare International3 and Grand Canyon Education. Medical devices company HeartWare International announced in June 2016 that it would be acquired by Medtronic at a significant premium. Post-secondary education services provider Grand Canyon Education helped results in the consumer discretionary sector. Online new enrollment growth began accelerating sequentially in the second quarter of 2016 and has continued to be strong through the first quarter of 2017. The company has been benefiting from a combination of targeted new program launches, an improving regional brand and an attractive price point. Grand Canyon’s free cash flow generation is poised to improve in 2017, in our analysis, and company management has been signaling the beginning of a share repurchase program later this year, which follows many years of heavy capital investment. Overall sentiment regarding for-profit education companies, as well as their valuation multiples, improved following the U.S. election outcome, as the prior administration was seen as much more critical of the industry.

In contrast, key detractors from the Fund’s relative performance included stock selection in the health care sector. Within the sector, emergency room operator Adeptus Health

3. No longer held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP GROWTH FUND

hurt the Fund’s relative performance as the company suffered from delays in payer collections and growing its footprint too aggressively.3 Specialty pharmaceuticals firm Impax Laboratories also hindered results.3 The company repeatedly reduced earnings guidance and reported declining results during the period as competitive dynamics worsened. Customer consolidation and new competition led to lower prices for generic drugs. The company acquired a portfolio of products from Teva Pharmaceutical Industries that dramatically underperformed after the transaction closed, due to the above-cited challenges. Impax did not receive important approvals for key generic drugs that have been awaiting Food and Drug Administration approval for several years. During the period, the company’s chief executive officer was fired without a replacement identified.

Stock selection in the consumer staples sector also hindered relative performance. Warehouse grocery store operator Smart & Final Stores was negatively impacted by persistent food price deflation, as well as increased competition between its existing stores and an acquisition it made last year.

The consumer discretionary sector detracted from the Fund’s relative results due to stock selection and an underweighted allocation. Within the sector, outdoor sporting goods retailer Sportsman’s Warehouse Holdings detracted from performance. Its shares fell significantly as the outlook for its key firearm segment appeared to decline after the November elections. Shares of casual restaurant operator Zoe’s Kitchen declined amid generally sluggish sales within the restaurant industry as retail traffic declined and consumer spending weakened. The company’s financial results have suffered from negative traffic trends and inefficiencies in new stores. Additionally, unexpected elevated technology investments, as well as labor and rent headwinds, negatively impacted profitability, which caused Zoe’s Kitchen to miss market expectations. Global Eagle Entertainment, a provider of content, connectivity and digital media solutions to the global travel industry, also hindered results in the sector. During the period, the company took on considerable debt to make a large acquisition, and the acquisition almost immediately disappointed after the company missed early targets. In addition, Global Eagle then announced a delay in filing financial results and fired its chief executive officer and chief financial officer. During this time, the company’s communications were poor, causing many investors to worry that there might be some issues that could potentially lead the company to breach its debt agreements.

Elsewhere, data platform provider Pure Storage detracted from results in the IT sector. Despite generally improving earnings per share and mostly steady revenue for the reporting period,

shares of Pure Storage fell as investors worried about growing competition from legacy incumbents, such as NetApp, and the negative impact of increased costs for NAND flash, a key input for the company. We remain confident that Pure Storage’s differentiation is high and improving and that the growth in NAND prices may moderate over the next year.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

Michael P. McCarthy, CFA Lead Portfolio Manager

Bradley T. Carris, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP GROWTH FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

1-Year	+19.73%	+12.78%

5-Year	+74.14%	+10.42%

10-Year	+112.57%	+7.19%

Advisor
1-Year	+19.93%	+19.93%

5-Year	+76.53%	+12.04%

10-Year	+118.91%	+8.15%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/07–4/30/17)

Advisor Class (5/1/07–4/30/17)

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver

A	1.12%	1.14%

Advisor	0.87%	0.89%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,123.30	$5.42	$1,019.69	$5.16	1.03%
C	$1,000	$1,119.20	$9.35	$1,015.97	$8.90	1.78%
R	$1,000	$1,122.20	$6.68	$1,018.50	$6.36	1.27%
R6	$1,000	$1,125.60	$3.16	$1,021.82	$3.01	0.60%
Advisor	$1,000	$1,124.40	$4.11	$1,020.93	$3.91	0.78%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

24	Annual Report	franklintempleton.com

Franklin Small-Mid Cap Growth Fund

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance Overview

The Fund’s Class A shares delivered a +15.01% cumulative total return for the 12 months under review. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values, generated a +15.83% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a total return of +17.92% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are

Portfolio Composition

Based on Total Net Assets as of 4/30/17

experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, contributors to the Fund’s performance relative to the Russell Midcap® Growth Index included investments in the consumer staples, information technology (IT) and materials sectors, largely due to stock selection. In consumer staples, shares of packaged food and

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

2. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expense or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 62.

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FRANKLIN SMALL-MID CAP GROWTH FUND

beverage company WhiteWave Foods3 surged as Danone announced in July 2016 its intention to acquire WhiteWave in an all-cash transaction. We decided to exit our position as the deal was not expected to close until the end of 2016, and we did not anticipate a competitive bidding process.

In IT, machine vision products provider Cognex performed well during the reporting period, due to incremental new business from a large consumer electronics customer, as well as continued strong growth in logistics and automotive end markets. The company experienced significant positive earnings revisions in 2016, and some expansion in valuation multiples, which drove shares higher. Further boosting shares were additional new business outside the large consumer electronics customer base and continued growth in its eRetailer customer base, combined with strong operating leverage amid strong sales growth. Our off-benchmark position in Intersil (no longer held at period-end), a high-performance analog semiconductor company with expertise in power and voltage management, also helped the Fund’s results. Since installing a new management team in 2013, the company has streamlined its product focus, which led to strong growth and profitability. In September 2016, Renesas Electronics announced its intention to acquire Intersil. Given Intersil’s solid execution and the subsequent acquisition bid from Renesas, its shares advanced significantly during the reporting period. 2U, which provides cloud-based software-as-a-service solutions for non-profit colleges and universities, has continued to exceed consensus earnings estimates and raise expectations every quarter since it went public in mid-2014. In March, 2U announced its planned domestic graduate program launch schedule through 2020, which implied faster growth than was broadly expected and provided high visibility into strong growth for upcoming years. Programs the company launched in the past two years have been scaling faster and with higher margins than most observers expected. In addition, the company continued to announce additional programs, with both new and existing partners.

In materials, aggregates and heavy building materials provider Martin Marietta Materials contributed to performance. The company experienced increased visibility resulting from the passage of a five-year federal highway bill, which led to stronger sales volumes for infrastructure projects. Several state-level highway funding initiatives in key states where the company operates drove higher aggregates and cement demand for highway construction, notably Texas, North Carolina, Iowa

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc.	2.2%
Industrials
Equinix Inc.	1.9%
Real Estate
CoStar Group Inc.	1.6%
Information Technology
Affiliated Managers Group Inc.	1.5%
Financials
Axalta Coating Systems Ltd.	1.5%
Materials
Edwards Lifesciences Corp.	1.5%
Health Care
Vantiv Inc.	1.4%
Information Technology
Martin Marietta Materials Inc.	1.4%
Materials
IHS Markit Ltd.	1.3%
Industrials
Norwegian Cruise Line Holdings Ltd.	1.3%
Consumer Discretionary

and Georgia. Additionally, the company benefited from strong housing and non-residential construction activity in Colorado and parts of Texas. Optimism for a major infrastructure stimulus package and tax reform further boosted its share price.

Elsewhere, post-secondary education services provider Grand Canyon Education helped results in the consumer discretionary sector. Online new enrollment growth began accelerating sequentially in the second quarter of 2016 and continued to be strong through the first quarter of 2017. The company has been benefiting from a combination of targeted new program launches, an improving regional brand and an attractive price point. Grand Canyon’s free cash flow generation is poised to improve in 2017, in our analysis, and company management has been signaling the beginning of a share repurchase program later this year, which follows many years of heavy capital investment. Overall sentiment regarding for-profit education companies, as well as their and valuation multiples, improved following the U.S. election outcome, as the prior administration was seen as much more critical of the industry.

In contrast, key detractors from the Fund’s relative results for the period included the health care, energy and consumer discretionary sectors, primarily due to stock selection. In health

3. No longer held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

26	Annual Report	franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

care, specialty pharmaceuticals firm Impax Laboratories hindered results.3 The company repeatedly reduced earnings guidance and reported declining results during the period as competitive dynamics worsened. Customer consolidation and new competition led to lower prices for generic drugs. The company acquired a portfolio of products from Teva Pharmaceutical Industries that dramatically underperformed after the transaction closed, due to the above-cited challenges. Impax did not receive important approvals for key generic drugs that have been awaiting Food and Drug Administration approval for several years. During the period, the company’s chief executive officer was fired without a replacement identified. Pharmaceuticals firm Mallinckrodt also hindered results in the sector.3 Challenges to the company’s generic pharmaceutical unit, which accounts for about one quarter of earnings, continued due to price declines and lower demand. Increased scrutiny on drug pricing brought attention to Mallinckrodt due to the high price of its salvage therapy, Acthar Gel. The company’s underlying strong business performance was overshadowed by the pricing and political pressures on specialty pharmaceutical companies.

In energy, specialized oilfield services and equipment provider Superior Energy Services detracted from performance. Energy stocks generally performed poorly in the first four months of 2017 due to a decline in oil prices tied to high inventory levels, resurgent U.S. production and fears the Organization of the Petroleum Exporting Countries will not renew its output reduction targets. As with many oilfield services companies, Superior has struggled to regain profitability, despite recently strong revenue growth, as input costs have also risen and pressured margins. We believe this dynamic could see some relief by the second half of this year, and our outlook for oil prices also remains constructive longer term.

In consumer discretionary, specialty retailer L Brands and casual restaurant operator Zoe’s Kitchen declined. L Brands experienced volatility recently, driven by a strategic initiative early last year to exit non-core categories at Victoria’s Secret. The initiative has driven negative comparable-store sales and a focus on core categories, with the goal of driving market share in the short term. This move has led to potential customer demand disruptions during a time when the environment has become more competitive and mall traffic continued to suffer. In April, there was also an Easter timing issue that drove March comparable-store sales lower, which, when coupled with declining overall mall traffic, led to a decline in the stock. However, we have seen recovery in most segments of the company’s business. We continue to believe L Brands is a high-quality company that is going through a transition that has driven volatility but should benefit the business longer term. Shares of casual restaurant operator Zoe’s Kitchen declined amid generally sluggish sales within the restaurant industry as retail traffic declined and consumer spending weakened. The company’s financial results have suffered from negative traffic trends and inefficiencies in new stores. Additionally, unexpected elevated technology investments, as well as labor and rent headwinds, negatively impacted profitability, which caused Zoe’s Kitchen to miss market expectations.

Elsewhere, our underweighting in graphics processor company NVIDIA hampered the Fund’s results. The company’s shares performed particularly well during the period as growth accelerated and led to significant expansion in valuation multiples based on higher earnings per share than the market expected. The Fund’s underweighted position in the company relative to the benchmark index detracted from relative results.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

Edward B. Jamieson Lead Portfolio Manager

John P. Scandalios
Michael P. McCarthy, CFA James Cross, CFA Portfolio Management Team

franklintempleton.com	Annual Report	27

FRANKLIN SMALL-MID CAP GROWTH FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+15.01%	+8.40%
5-Year	+61.01%	+8.70%
10-Year	+87.21%	+5.84%

Advisor
1-Year	+15.28%	+15.28%
5-Year	+63.04%	+10.27%
10-Year	+92.01%	+6.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/07–4/30/17)

Advisor Class (5/1/07–4/30/17)

See page 31 for Performance Summary footnotes.

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FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.1470	$1.9639	$2.1109

C	$0.1470	$1.9639	$2.1109

R	$0.1470	$1.9639	$2.1109

R6	$0.1470	$1.9639	$2.1109

Advisor	$0.1470	$1.9639	$2.1109

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver

A	0.96%	0.97%

Advisor	0.71%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	31

FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,113.70	$4.87	$1,020.18	$4.66	0.93%
C	$1,000	$1,109.60	$8.79	$1,016.46	$8.40	1.68%
R	$1,000	$1,112.30	$6.13	$1,018.99	$5.86	1.17%
R6	$1,000	$1,116.20	$2.47	$1,022.46	$2.36	0.47%
Advisor	$1,000	$1,115.30	$3.57	$1,021.42	$3.41	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

32	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Focused Core Equity Fund

			Year Ended April 30,
	2017		2016	2015	2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.12		$15.29	$13.38	$10.63	$9.47

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)		0.07 [c]	(0.01)	0.03	0.07

Net realized and unrealized gains (losses)	2.09		(1.83)	2.23	2.92	1.16

Total from investment operations	2.08		(1.76)	2.22	2.95	1.23

Less distributions from:

Net investment income	—		(0.06)	—	(0.07)	—

Net realized gains	—		(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—		(0.41)	(0.31)	(0.20)	(0.07)

Net asset value, end of year	$15.20		$13.12	$15.29	$13.38	$10.63

Total return[d]	15.85%		(11.70)%	16.84%	28.00%	13.08%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.47%		1.46%	1.54%	1.73%	1.89%

Expenses net of waiver and payments by affiliates	1.24%	[e]	1.25%	1.28%	1.22%	1.19%

Net investment income (loss)	(0.04)%		0.48% [c]	(0.07)%	0.23%	0.76%

Supplemental data

Net assets, end of year (000’s)	$77,733		$100,483	$92,612	$40,372	$19,029

Portfolio turnover rate	17.45%		35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.02%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014	2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.58		$14.73	$12.98	$10.36	$9.29

Income from investment operations[a]:

Net investment income (loss)[b]	(0.10)		(0.04)[c]	(0.11)	(0.06)	0.01

Net realized and unrealized gains (losses)	1.98		(1.76)	2.17	2.84	1.13

Total from investment operations	1.88		(1.80)	2.06	2.78	1.14

Less distributions from:

Net investment income	—		—	—	(0.03)	—

Net realized gains	—		(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—		(0.35)	(0.31)	(0.16)	(0.07)

Net asset value, end of year	$14.46		$12.58	$14.73	$12.98	$10.36

Total return[d]	14.94%		(12.31)%	16.12%	26.99%	12.36%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.21%		2.20%	2.24%	2.43%	2.59%

Expenses net of waiver and payments by affiliates	1.98%	[e]	1.99%	1.98%	1.92%	1.89%

Net investment income (loss)	(0.78)%		(0.26)% [c]	(0.77)%	(0.47)%	0.06%

Supplemental data

Net assets, end of year (000’s)	$20,341		$25,119	$18,758	$6,666	$2,502

Portfolio turnover rate	17.45%		35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.72)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.98	$15.15	$13.28	$10.56	$9.43

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	0.03 [c]	(0.04)	0.01	0.05

Net realized and unrealized gains (losses)	2.06	(1.81)	2.22	2.90	1.15

Total from investment operations	2.03	(1.78)	2.18	2.91	1.20

Less distributions from:

Net investment income	—	(0.04)	—	(0.06)	—

Net realized gains	—	(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—	(0.39)	(0.31)	(0.19)	(0.07)

Net asset value, end of year	$15.01	$12.98	$15.15	$13.28	$10.56

Total return	15.64%	(11.91)%	16.66%	27.70%	12.81%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.64%	1.69%	1.74%	1.93%	2.09%

Expenses net of waiver and payments by affiliates	1.41%[d]	1.48%	1.48%	1.42%	1.39%

Net investment income (loss)	(0.21)%	0.25% [c]	(0.27)%	0.03%	0.56%

Supplemental data

Net assets, end of year (000’s)	$166	$273	$169	$124	$76

Portfolio turnover rate	17.45%	35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.21)%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.27		$15.46	$13.49	$10.54

Income from investment operations[b]:

Net investment income[c]	0.05		0.12 [d]	0.05	0.07

Net realized and unrealized gains (losses)	2.12		(1.85)	2.27	3.11

Total from investment operations	2.17		(1.73)	2.32	3.18

Less distributions from:

Net investment income	—		(0.11)	(0.04)	(0.10)

Net realized gains	—		(0.35)	(0.31)	(0.13)

Total distributions	—		(0.46)	(0.35)	(0.23)

Net asset value, end of year	$15.44		$13.27	$15.46	$13.49

Total return	16.35%		(11.32)%	17.45%	30.43%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.06%		1.04%	1.09%	2.28%

Expenses net of waiver and payments by affiliates	0.84%	[e]	0.85%	0.83%	0.77%

Net investment income	0.36%		0.88% [d]	0.38%	0.68%

Supplemental data

Net assets, end of year (000’s)	$20,401		$33,640	$25,739	$14

Portfolio turnover rate	17.45%		35.56%	25.55%	43.30%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.42%.

eBenefit of expense reduction rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

			Year Ended April 30,
	2017		2016	2015	2014	2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.25		$15.44	$13.48	$10.70	$9.50

Income from investment operations[a]:

Net investment income[b]	0.03		0.10 [c]	0.04	0.07	0.10

Net realized and unrealized gains (losses)	2.11		(1.85)	2.25	2.93	1.17

Total from investment operations	2.14		(1.75)	2.29	3.00	1.27

Less distributions from:

Net investment income	—		(0.09)	(0.02)	(0.09)	—

Net realized gains	—		(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—		(0.44)	(0.33)	(0.22)	(0.07)

Net asset value, end of year	$15.39		$13.25	$15.44	$13.48	$10.70

Total return	16.15%		(11.45)%	17.25%	28.27%	13.46%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.22%		1.20%	1.24%	1.43%	1.59%

Expenses net of waiver and payments by affiliates	0.99%	[d]	0.99%	0.98%	0.92%	0.89%

Net investment income	0.21%		0.74% [c]	0.23%	0.53%	1.06%

Supplemental data

Net assets, end of year (000’s)	$13,077		$10,736	$9,914	$6,990	$4,347

Portfolio turnover rate	17.45%		35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.28%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Focused Core Equity Fund

	Country	Shares	Value
Common Stocks 98.5%
Consumer Discretionary 8.7%
[a] Altice NV, A	Netherlands	257,870	$6,405,874
Twenty-First Century Fox Inc., B	United States	168,110	5,019,765

			11,425,639

Consumer Staples 2.4%
CVS Health Corp.	United States	38,930	3,209,389

Energy 9.6%
Anadarko Petroleum Corp.	United States	97,250	5,545,196
Pioneer Natural Resources Co.	United States	16,020	2,771,300
Schlumberger Ltd.	United States	60,190	4,369,192

			12,685,688

Financials 23.4%
[a] Athene Holding Ltd., A	United States	59,850	3,190,604
Bank of America Corp.	United States	137,630	3,212,284
BlackRock Inc.	United States	3,067	1,179,476
The Charles Schwab Corp.	United States	155,360	6,035,736
The Hartford Financial Services Group Inc.	United States	13,760	665,434
JPMorgan Chase & Co.	United States	53,053	4,615,611
Moody’s Corp.	United States	23,910	2,829,031
SunTrust Banks Inc.	United States	26,140	1,485,013
Synchrony Financial	United States	112,235	3,120,133
Willis Towers Watson PLC	United States	34,000	4,509,080

			30,842,402

Health Care 12.8%
Aetna Inc.	United States	32,890	4,442,452
Allergan PLC	United States	27,224	6,638,845
[a] Horizon Pharma PLC	United States	142,260	2,187,959
Medtronic PLC	United States	42,510	3,532,156

			16,801,412

Industrials 9.1%
General Dynamics Corp.	United States	11,620	2,251,840
[a] Genesee & Wyoming Inc.	United States	85,640	5,802,966
[a] IHS Markit Ltd.	United States	90,393	3,923,056

			11,977,862

Information Technology 25.0%
[a] Adobe Systems Inc.	United States	14,830	1,983,364
[a] Alphabet Inc., A	United States	4,340	4,012,417
[a] Alphabet Inc., C	United States	4,550	4,122,118
[a] Blackhawk Network Holdings Inc.	United States	58,630	2,371,583
Mastercard Inc., A	United States	41,540	4,831,933
Microsoft Corp.	United States	105,030	7,190,354
Motorola Solutions Inc.	United States	20,220	1,738,313
QUALCOMM Inc.	United States	65,720	3,531,793
Sabre Corp.	United States	133,270	3,119,851

			32,901,726

38	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Focused Core Equity Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Real Estate 7.5%
[a] CBRE Group Inc.	United States	140,910	$5,045,987
Equinix Inc.	United States	11,651	4,866,623

			9,912,610

Total Common Stocks (Cost $106,634,602)			129,756,728

Short Term Investments (Cost $2,075,737) 1.6%
Money Market Funds 1.6%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	2,075,737	2,075,737

Total Investments (Cost $108,710,339) 100.1%			131,832,465
Other Assets, less Liabilities (0.1)%			(113,032)

Net Assets 100.0%			$131,719,433

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	39

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Growth Opportunities Fund

	Year Ended April 30,
	2017	2016	2015	2014	2013

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$30.40	$33.13	$28.48	$24.29	$23.02

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)	(0.19)	(0.19)	(0.19)	(0.12)

Net realized and unrealized gains (losses)	5.14	(1.88)	5.50	5.11	1.95

Total from investment operations	5.05	(2.07)	5.31	4.92	1.83

Less distributions from net realized gains	(0.64)	(0.66)	(0.66)	(0.73)	(0.56)

Net asset value, end of year	$34.81	$30.40	$33.13	$28.48	$24.29

Total return[c]	16.88%	(6.36)%	18.87%	20.26%	8.29%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.05%	1.11%	1.18%	1.17%	1.25%

Expenses net of waiver and payments by affiliates	0.97% [d]	1.10%	1.18% [e]	1.17% [d,e]	1.25%

Net investment income (loss)	(0.30)%	(0.58)%	(0.59)%	(0.70)%	(0.56)%

Supplemental data

Net assets, end of year (000’s)	$2,272,831	$548,871	$457,619	$349,343	$213,639

Portfolio turnover rate	47.75%	25.56%	40.64%	36.64%	58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$26.59	$29.27	$25.41	$21.89	$20.95

Income from investment operations[a]:

Net investment income (loss)[b]	(0.29)	(0.37)	(0.36)	(0.35)	(0.26)

Net realized and unrealized gains (losses)	4.46	(1.65)	4.88	4.60	1.76

Total from investment operations	4.17	(2.02)	4.52	4.25	1.50

Less distributions from net realized gains	(0.64)	(0.66)	(0.66)	(0.73)	(0.56)

Net asset value, end of year	$30.12	$26.59	$29.27	$25.41	$21.89

Total return[c]	15.98%	(7.03)%	18.04%	19.42%	7.47%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.80%	1.85%	1.88%	1.87%	1.97%

Expenses net of waiver and payments by affiliates	1.72% [d]	1.84%	1.88% [e]	1.87% [d,e]	1.97%

Net investment income (loss)	(1.05)%	(1.32)%	(1.29)%	(1.40)%	(1.28)%

Supplemental data

Net assets, end of year (000’s)	$390,123	$137,882	$110,513	$85,883	$51,719

Portfolio turnover rate	47.75%	25.56%	40.64%	36.64%	58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014		2013
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$29.37	$32.10	$27.67	$23.67		$22.49

Income from investment operations[a]:

Net investment income (loss)[b]	(0.17)	(0.26)	(0.24)	(0.24)		(0.17)

Net realized and unrealized gains (losses)	4.96	(1.81)	5.33	4.97		1.91

Total from investment operations	4.79	(2.07)	5.09	4.73		1.74

Less distributions from net realized gains	(0.64)	(0.66)	(0.66)	(0.73)		(0.56)

Net asset value, end of year	$33.52	$29.37	$32.10	$27.67		$23.67

Total return	16.62%	(6.60)%	18.63%	19.99%		8.03%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.30%	1.35%	1.38%	1.37%		1.47%

Expenses net of waiver and payments by affiliates	1.22%[c]	1.34%	1.38%[d]	1.37%	[c,d]	1.47%

Net investment income (loss)	(0.55)%	(0.82)%	(0.79)%	(0.90)%		(0.78)%

Supplemental data

Net assets, end of year (000’s)	$50,429	$39,786	$48,266	$42,953		$34,399

Portfolio turnover rate	47.75%	25.56%	40.64%	36.64%		58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$32.39	$35.09	$29.98	$24.99

Income from investment operations[b]:

Net investment income (loss)[c]	0.05	(0.05)	(0.03)	(0.07)

Net realized and unrealized gains (losses)	5.50	(1.99)	5.80	5.79

Total from investment operations	5.55	(2.04)	5.77	5.72

Less distributions from net realized gains	(0.64)	(0.66)	(0.66)	(0.73)

Net asset value, end of year	$37.30	$32.39	$35.09	$29.98

Total return	17.42%	(5.94)%	19.47%	22.90%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.59%	0.67%	0.68%	0.71%

Expenses net of waiver and payments by affiliates	0.51%[d]	0.66%	0.68%[e]	0.71%	[d,e]

Net investment income (loss)	0.16%	(0.14)%	(0.09)%	(0.24)%

Supplemental data

Net assets, end of year (000’s)	$291,825	$235,620	$246,911	$180,843

Portfolio turnover rate	47.75%	25.56%	40.64%	36.64%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	43

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014		2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$32.20	$34.96	$29.93	$25.43		$23.99

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.11)	(0.10)	(0.13)		(0.06)

Net realized and unrealized gains (losses)	5.48	(1.99)	5.79	5.36		2.06

Total from investment operations	5.46	(2.10)	5.69	5.23		2.00

Less distributions from net realized gains	(0.64)	(0.66)	(0.66)	(0.73)		(0.56)

Net asset value, end of year	$37.02	$32.20	$34.96	$29.93		$25.43

Total return	17.21%	(6.11)%	19.23%	20.58%		8.62%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.80%	0.85%	0.88%	0.87%		0.97%

Expenses net of waiver and payments by affiliates	0.72%[c]	0.84%	0.88%[d]	0.87%	[c,d]	0.97%

Net investment income (loss)	(0.05)%	(0.32)%	(0.29)%	(0.40)%		(0.28)%

Supplemental data

Net assets, end of year (000’s)	$537,193	$256,377	$269,887	$224,469		$182,954

Portfolio turnover rate	47.75%	25.56%	40.64%	36.64%		58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

44	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Growth Opportunities Fund

	Country	Shares	Value
Common Stocks 98.5%
Consumer Discretionary 14.8%
[a] Amazon.com Inc.	United States	204,170	$188,855,208
[a] Charter Communications Inc., A	United States	172,592	59,571,855
Comcast Corp., A	United States	958,038	37,545,509
Delphi Automotive PLC	United Kingdom	80,705	6,488,682
[a,b] Global Eagle Entertainment Inc.	United States	395,223	1,225,191
Las Vegas Sands Corp.	United States	422,523	24,924,632
Newell Brands Inc.	United States	370,348	17,680,414
NIKE Inc., B	United States	492,096	27,267,039
[a] The Priceline Group Inc.	United States	29,009	53,574,401
Starbucks Corp.	United States	606,695	36,438,102
The Walt Disney Co.	United States	595,858	68,881,185

			522,452,218

Consumer Staples 3.1%
Constellation Brands Inc., A	United States	167,668	28,929,437
[a,c] Hostess Brands Inc., A	United States	816,343	13,992,119
[a] Monster Beverage Corp.	United States	791,289	35,908,695
Pinnacle Foods Inc.	United States	529,363	30,782,458

			109,612,709

Energy 3.0%
Anadarko Petroleum Corp.	United States	697,871	39,792,604
[a] Diamondback Energy Inc.	United States	113,534	11,335,235
Halliburton Co.	United States	883,418	40,531,218
[a,b] Resolute Energy Corp.	United States	380,751	14,259,125

			105,918,182

Financials 7.0%
[a] Athene Holding Ltd., A	United States	738,554	39,372,314
BlackRock Inc.	United States	26,607	10,232,254
The Charles Schwab Corp.	United States	1,233,025	47,903,021
Intercontinental Exchange Inc.	United States	437,687	26,348,757
MarketAxess Holdings Inc.	United States	225,350	43,384,382
S&P Global Inc.	United States	135,492	18,181,672
[a] Signature Bank	United States	248,126	34,353,045
[a] SVB Financial Group	United States	161,783	28,464,101

			248,239,546

Health Care 14.4%
[a,d] Acerta Pharma BV	Netherlands	35,601,435	1,377,989
Allergan PLC	United States	296,770	72,370,332
[a] Biogen Inc.	United States	112,287	30,453,357
Bristol-Myers Squibb Co.	United States	761,821	42,700,067
[a] Celgene Corp.	United States	995,846	123,534,696
[a] Edwards Lifesciences Corp.	United States	380,596	41,739,964
Eli Lilly & Co.	United States	444,918	36,509,971
[a,b] Heron Therapeutics Inc.	United States	872,964	13,399,998
[a] Incyte Corp.	United States	322,377	40,065,014
Medtronic PLC	United States	220,100	18,288,109
[a] Nevro Corp.	United States	222,045	20,921,080
[a] Revance Therapeutics Inc.	United States	242,812	5,281,161
[a] Tesaro Inc.	United States	243,490	35,936,689
UnitedHealth Group Inc.	United States	155,539	27,200,660

			509,779,087

franklintempleton.com	Annual Report	45

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Industrials 6.1%
Allegiant Travel Co.	United States	45,773	$6,655,394
[a] Azul SA, ADR	Brazil	400,900	9,104,439
Honeywell International Inc.	United States	282,542	37,052,558
[a] IHS Markit Ltd.	United States	1,082,351	46,974,033
Raytheon Co.	United States	337,915	52,447,787
Rockwell Automation Inc.	United States	113,124	17,800,061
Roper Technologies Inc.	United States	99,758	21,817,075
[a] Univar Inc.	United States	812,994	24,267,871

			216,119,218

Information Technology 41.3%
[a] Adobe Systems Inc.	United States	576,686	77,125,986
[a] Alphabet Inc., C	United States	145,139	131,490,128
Analog Devices Inc.	United States	310,630	23,670,006
Apple Inc.	United States	1,248,186	179,301,919
[a] Autodesk Inc.	United States	412,175	37,124,602
Broadcom Ltd.	United States	335,201	74,015,733
[a] Cavium Inc.	United States	242,812	16,717,606
[a] CoStar Group Inc.	United States	141,904	34,183,255
[a] Electronic Arts Inc.	United States	308,673	29,268,374
[a] Facebook Inc., A	United States	1,164,741	175,002,335
[a] Fiserv Inc.	United States	247,117	29,441,519
[a] MACOM Technology Solutions Holdings Inc.	United States	183,465	8,967,769
Mastercard Inc., A	United States	1,174,305	136,595,158
Microsoft Corp.	United States	1,827,209	125,090,728
[a,b] MuleSoft Inc.	United States	74,700	1,721,088
NVIDIA Corp.	United States	319,803	33,355,453
[a] Palo Alto Networks Inc.	United States	171,387	18,580,065
[a] Paylocity Holding Corp.	United States	473,700	18,682,728
[a] Salesforce.com Inc.	United States	754,936	65,015,088
[a] ServiceNow Inc.	United States	606,347	57,287,665
[a] Tyler Technologies Inc.	United States	114,597	18,746,923
Visa Inc., A	United States	1,273,628	116,180,346
Xilinx Inc.	United States	441,225	27,845,710
[a] Zendesk Inc.	United States	927,203	26,657,086

			1,462,067,270

Materials 2.5%
[a] Axalta Coating .Systems Ltd.	United States	413,701	12,977,800
Ecolab Inc.	United States	209,400	27,031,446
[a] Ingevity Corp.	United States	220,504	13,942,468
Martin Marietta Materials Inc.	United States	161,958	35,661,532

			89,613,246

Real Estate 5.0%
American Tower Corp.	United States	412,587	51,961,207
Equinix Inc.	United States	133,081	55,587,934
[a] SBA Communications Corp.	United States	559,919	70,824,154

			178,373,295

Telecommunication Services 1.3%
[a] T-Mobile U.S. Inc.	United States	685,996	46,146,951

Total Common Stocks (Cost $2,043,755,415)			3,488,321,722

46	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Preferred Stocks 0.4%
Consumer Discretionary 0.3%
[a,d] Proterra Inc., pfd., 5, 144A	United States	2,362,202	$11,896,616

Information Technology 0.1%
[a,d] Tanium Inc., pfd., G	United States	805,800	3,996,768

Total Preferred Stocks (Cost $15,896,849)			15,893,384

Total Investments before Short Term Investments (Cost $2,059,652,264)			3,504,215,106

Short Term Investments 1.6%
Money Market Funds (Cost $45,233,287) 1.3%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	45,233,287	45,233,287

[g] Investments from Cash Collateral Received for Loaned Securities (Cost $10,394,075) 0.3%
Money Market Funds 0.3%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	10,394,075	10,394,075

Total Investments (Cost $2,115,279,626) 100.5%			3,559,842,468
Other Assets, less Liabilities (0.5)%			(17,441,926)

Net Assets 100.0%			$3,542,400,542

aNon-income producing.

bA portion or all of the security is on loan at April 30, 2017. See Note 1(d).

cA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

dSee Note 7 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

gSee Note 1(d) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	47

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small Cap Growth Fund

	Year Ended April 30,
	2017		2016	2015	2014	2013

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.37		$18.83	$18.20	$14.26	$12.84

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)		(0.08)	(0.12)	(0.15)	(0.09)

Net realized and unrealized gains (losses)	3.34		(2.03)	1.57	4.75	1.87

Total from investment operations	3.23		(2.11)	1.45	4.60	1.78

Less distributions from net realized gains	—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of year	$19.60		$16.37	$18.83	$18.20	$14.26

Total return[c]	19.73%		(11.28)%	8.34%	32.40%	14.35%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.10%		1.13%	1.16%	1.20%	1.33%

Expenses net of waiver and payments by affiliates	1.08%	[d]	1.11% [d]	1.16% [e]	1.20% [e]	1.33%

Net investment income (loss)	(0.61)%		(0.44)%	(0.66)%	(0.85)%	(0.68)%

Supplemental data

Net assets, end of year (000’s)	$719,752		$792,072	$1,164,218	$851,317	$327,882

Portfolio turnover rate	29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

48	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014	2013

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.07		$16.36	$16.03	$12.70	$11.57

Income from investment operations[a]:

Net investment income (loss)[b]	(0.21)		(0.18)	(0.22)	(0.24)	(0.16)

Net realized and unrealized gains (losses)	2.85		(1.76)	1.37	4.23	1.65

Total from investment operations	2.64		(1.94)	1.15	3.99	1.49

Less distributions from net realized gains	—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of year	$16.71		$14.07	$16.36	$16.03	$12.70

Total return[c]	18.76%		(11.95)%	7.58%	31.57%	13.41%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.85%		1.88%	1.87%	1.90%	2.03%

Expenses net of waiver and payments by affiliates	1.83%	[d]	1.86% [d]	1.87% [e]	1.90% [e]	2.03%

Net investment income (loss)	(1.36)%		(1.19)%	(1.37)%	(1.55)%	(1.38)%

Supplemental data

Net assets, end of year (000’s)	$142,539		$157,175	$225,105	$187,271	$77,644

Portfolio turnover rate	29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	49

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014	2013

Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.70		$18.11	$17.57	$13.81	$12.48

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)		(0.12)	(0.16)	(0.18)	(0.11)

Net realized and unrealized gains (losses)	3.19		(1.94)	1.52	4.60	1.80

Total from investment operations	3.04		(2.06)	1.36	4.42	1.69

Less distributions from net realized gains	—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of year	$18.74		$15.70	$18.11	$17.57	$13.81

Total return	19.36%		(11.46)%	8.12%	32.15%	14.04%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.35%		1.38%	1.37%	1.40%	1.53%

Expenses net of waiver and payments by affiliates	1.33%	[c]	1.36% [c]	1.37% [d]	1.40% [d]	1.53%

Net investment income (loss)	(0.86)%		(0.69)%	(0.87)%	(1.05)%	(0.88)%

Supplemental data

Net assets, end of year (000’s)	$79,995		$79,929	$92,455	$51,190	$15,783

Portfolio turnover rate	29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014[a]

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.52		$20.02	$19.21	$14.64

Income from investment operations[b]:

Net investment income (loss)[c]	(0.03)		0.01	(0.03)	(0.06)

Net realized and unrealized gains (losses)	3.57		(2.16)	1.66	5.29

Total from investment operations	3.54		(2.15)	1.63	5.23

Less distributions from net realized gains	—		(0.35)	(0.82)	(0.66)

Net asset value, end of year	$21.06		$17.52	$20.02	$19.21

Total return	20.21%		(10.81)%	8.91%	35.80%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%		0.63%	0.66%	0.72%

Expenses net of waiver and payments by affiliates	0.61%	[d]	0.61% [d]	0.66% [e]	0.72% [e]

Net investment income (loss)	(0.14)%		0.06%	(0.16)%	(0.37)%

Supplemental data

Net assets, end of year (000’s)	$858,972		$846,724	$844,293	$87,777

Portfolio turnover rate	29.93%		43.99%	30.15%	40.35%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	51

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014	2013

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.41		$19.94	$19.17	$14.94	$13.41

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)		(0.04)	(0.07)	(0.11)	(0.05)

Net realized and unrealized gains (losses)	3.54		(2.14)	1.66	5.00	1.94

Total from investment operations	3.47		(2.18)	1.59	4.89	1.89

Less distributions from net realized gains	—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of year	$20.88		$17.41	$19.94	$19.17	$14.94

Total return	19.93%		(11.06)%	8.65%	32.87%	14.56%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.85%		0.88%	0.87%	0.90%	1.03%

Expenses net of waiver and payments by affiliates	0.83%	[c]	0.86% [c]	0.87% [d]	0.90% [d]	1.03%

Net investment income (loss)	(0.36)%		(0.19)%	(0.37)%	(0.55)%	(0.38)%

Supplemental data

Net assets, end of year (000’s)	$805,661		$850,975	$1,077,822	$427,406	$91,687

Portfolio turnover rate	29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

52	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Small Cap Growth Fund

	Shares	Value
Common Stocks 96.9%
Consumer Discretionary 15.2%
[a] At Home Group Inc.	1,326,200	$23,221,762
[a] Boot Barn Holdings Inc.	1,288,939	13,675,643
[a] Buffalo Wild Wings Inc.	144,200	22,718,710
[a,b] Duluth Holdings Inc.	564,842	12,511,250
[a] Five Below Inc.	496,700	24,397,904
[a] Floor & Decor Holdings Inc.	44,900	1,454,760
[a] Global Eagle Entertainment Inc.	2,049,456	6,353,314
[a] Grand Canyon Education Inc.	528,700	39,737,092
[a] The Habit Restaurants Inc., A	858,700	16,229,430
[a] IMAX Corp.	947,600	28,901,800
KB Home	989,400	20,381,640
[a] Laureate Education Inc., A	700,051	9,667,704
Lithia Motors Inc.	297,600	28,435,680
[a] M/I Homes Inc.	1,014,976	27,566,748
[a,b] Nord Anglia Education Inc. (Hong Kong)	491,836	15,837,119
[a] Shutterfly Inc.	230,200	11,947,380
[a,c] Sportsman’s Warehouse Holdings Inc.	3,944,700	16,133,823
Tenneco Inc.	210,600	13,274,118
Tile Shop Holdings Inc.	1,187,200	25,346,720
Wingstop Inc.	982,529	28,915,829
[a] Zoe’s Kitchen Inc.	512,100	9,243,405

		395,951,831

Consumer Staples 3.4%
[a] Hostess Brands Inc., A	1,003,000	17,191,420
[a] Smart & Final Stores Inc.	2,439,100	28,781,380
[a] TreeHouse Foods Inc.	497,900	43,616,040

		89,588,840

Energy 3.3% [a] Matador Resources Co.	1,236,839	26,814,669
[a] Resolute Energy Corp.	612,000	22,919,400
[a] SRC Energy Inc.	2,559,100	19,295,614
[a] Superior Energy Services Inc.	1,452,700	17,548,616

		86,578,299

Financials 6.4% [a] Cadence BanCorp.	273,900	6,157,272
Chemical Financial Corp.	469,023	22,255,141
Evercore Partners Inc.	265,200	19,558,500
Houlihan Lokey Inc.	429,700	14,412,138
MB Financial Inc.	478,700	20,349,537
Pinnacle Financial Partners Inc.	499,804	31,987,456
[a] PRA Group Inc.	641,200	20,646,640
[a] Western Alliance Bancorp	648,700	31,072,730

		166,439,414

Health Care 17.2% [a] Aclaris Therapeutics Inc.	412,716	11,601,447
[a] American Renal Associates Holdings Inc.	472,500	8,131,725
[a,c] Aratana Therapeutics Inc.	2,697,019	16,721,518
[a] Array BioPharma Inc.	2,007,400	17,404,158
[a] AveXis Inc.	234,293	18,860,586
[a] Celldex Therapeutics Inc.	1,719,100	5,724,603

franklintempleton.com	Annual Report	53

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care (continued) [a,b] Collegium Pharmaceutical Inc.	899,800	$8,827,038
[a] Corium International Inc.	760,450	3,429,630
[a] DexCom Inc.	317,100	24,721,116
[a] Edge Therapeutics Inc.	636,900	6,611,022
[a,b] Foamix Pharmaceuticals Ltd. (Israel)	457,580	1,926,412
[a] HealthEquity Inc.	442,216	20,129,672
[a] Heron Therapeutics Inc.	1,185,993	18,204,993
[a] Integer Holdings Corp.	1,006,100	36,974,175
[a] iRhythm Technologies Inc.	662,097	23,365,403
[a] Karyopharm Therapeutics Inc.	1,277,686	13,057,951
[a] Lion Biotechnologies Inc.	1,422,800	9,746,180
[a] Loxo Oncology Inc.	154,958	7,137,365
[a] Neogen Corp.	452,500	28,204,325
[a,b] Neos Therapeutics Inc.	479,738	3,406,140
[a] Nevro Corp.	493,200	46,469,304
[a] Penumbra Inc.	138,300	11,817,735
[a,c] Pfenex Inc.	1,175,631	5,654,785
[a] Revance Therapeutics Inc.	1,085,600	23,611,800
[a] Sage Therapeutics Inc.	212,800	15,108,800
[a] The Spectranetics Corp.	1,407,200	40,245,920
[a,b] TG Therapeutics Inc.	756,400	8,358,220
[a,b] TherapeuticsMD Inc.	2,627,000	13,397,700

		448,849,723

Industrials 18.7%
Allegiant Travel Co.	218,548	31,776,879
Altra Industrial Motion Corp.	666,400	29,421,560
[a] Astronics Corp.	1,054,299	34,275,261
[a] Beacon Roofing Supply Inc.	674,100	33,415,137
Cubic Corp.	547,400	28,410,060
[a] DigitalGlobe Inc.	524,200	16,879,240
[a] Echo Global Logistics Inc.	1,006,625	18,874,219
Granite Construction Inc.	219,400	11,564,574
Interface Inc.	324,200	6,451,580
Kennametal Inc.	852,000	35,426,160
[a,c] The KeyW Holding Corp.	3,006,882	28,535,310
[a] Mercury Systems Inc.	1,029,893	38,497,400
Mobile Mini Inc.	1,021,200	29,308,440
[a] Spirit Airlines Inc.	702,300	40,220,721
Steelcase Inc., A	1,141,223	19,457,852
[a] Univar Inc.	1,317,832	39,337,285
US Ecology Inc.	938,690	44,259,234

		486,110,912

Information Technology 29.3% [a] 2U Inc.	1,510,852	68,592,681
[a] Alarm.com Holdings Inc.	1,373,222	44,780,769
[a] Bazaarvoice Inc.	3,288,150	15,454,305
[a] Bottomline Technologies (de) Inc.	1,354,304	31,555,283
[a] BroadSoft Inc.	846,974	32,523,802
[a] Callidus Software Inc.	1,965,300	41,369,565
[a] Cavium Inc.	554,900	38,204,865
[a] Cloudera Inc.	54,800	991,880

54	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Cognex Corp.	215,300	$18,373,702
[a] Envestnet Inc.	953,022	33,165,166
[a] FARO Technologies Inc.	371,400	13,611,810
[a] Guidewire Software Inc.	510,700	31,402,943
[a] Hubspot Inc.	523,929	35,129,439
[a] Integrated Device Technology Inc.	1,564,300	37,527,557
[a] InterXion Holding NV (Netherlands)	287,400	11,973,084
[a] Lattice Semiconductor Corp.	5,134,200	35,220,612
[a] MACOM Technology Solutions Holdings Inc.	573,000	28,008,240
[a] Nanometrics Inc.	616,200	19,444,191
[a] Paylocity Holding Corp.	1,060,432	41,823,438
[a] Proofpoint Inc.	435,300	32,808,561
[a] Pure Storage Inc., A	2,627,900	27,882,019
[a] Q2 Holdings Inc.	566,900	21,627,235
[a] Shoretel Inc.	1,261,800	8,264,790
[a,b] Twilio Inc., A	745,802	24,648,756
[a] ViaSat Inc.	293,383	18,785,313
[a] Zendesk Inc.	1,749,414	50,295,653

		763,465,659

Materials 2.0%
H.B. Fuller Co.	123,400	6,519,222
[a] Ingevity Corp.	727,500	45,999,825

		52,519,047

Real Estate 1.4%
Coresite Realty Corp.	383,700	37,545,045

Total Common Stocks (Cost $1,990,740,820)		2,527,048,770

Preferred Stocks 1.7%
Consumer Discretionary 1.1% [a,d] DraftKings Inc., pfd., D	825,201	3,261,689
[a,d] DraftKings Inc., pfd., D-1	2,029,318	11,411,464
[a,d] DraftKings Inc., pfd., E	4,179,808	4,406,620
[a,d] Proterra Inc., pfd., 5, 144A	1,787,047	8,999,998

		28,079,771

Information Technology 0.6% [a,d] Smule Inc., pfd., G, 144A	1,542,673	13,122,593
[a,d,e] Smule Inc., pfd., H	352,675	2,999,995

		16,122,588

Total Preferred Stocks (Cost $49,633,217)		44,202,359

Total Investments before Short Term Investments (Cost $2,040,374,037)		2,571,251,129

Short Term Investments 4.1%
Money Market Funds (Cost $44,495,628) 1.7% [f,g] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	44,495,628	44,495,628

franklintempleton.com	Annual Report	55

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
[h] Investments from Cash Collateral Received for Loaned Securities (Cost $62,071,100) 2.4%
Money Market Funds 2.4% [f,g] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	62,071,100	$62,071,100

Total Investments (Cost $2,146,940,765) 102.7%		2,677,817,857
Other Assets, less Liabilities (2.7)%		(70,899,691)

Net Assets 100.0%		$2,606,918,166

aNon-income producing.

bA portion or all of the security is on loan at April 30, 2017. See Note 1(d).

cSee Note 8 regarding holdings of 5% voting securities.

dSee Note 7 regarding restricted securities.

eSecurity purchased on a delayed delivery basis. See Note 1(c).

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day yield at period end.

hSee Note 1(d) regarding securities on loan.

56	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small-Mid Cap Growth Fund

	Year Ended April 30,
	2017	2016	2015	2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$31.84	$38.38	$40.42	$38.01	$38.51

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)	(0.03)[c]	(0.14)	(0.20)	(0.10)

Net realized and unrealized gains (losses)	4.73	(3.37)	5.71	8.39	3.08

Total from investment operations	4.62	(3.40)	5.57	8.19	2.98

Less distributions from net realized gains	(2.11)	(3.14)	(7.61)	(5.78)	(3.48)

Net asset value, end of year	$34.35	$31.84	$38.38	$40.42	$38.01

Total return[d]	15.01%	(9.02)%	15.78%	21.99%	8.95%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.95%	0.96%	0.94%	0.96%	0.98%

Expenses net of waiver and payments by affiliates	0.94% [e]	0.95% [e]	0.94% [f]	0.96% [e,f]	0.98%

Net investment income (loss)	(0.34)%	(0.08)% [c]	(0.35)%	(0.48)%	(0.27)%

Supplemental data

Net assets, end of year (000’s)	$2,303,113	$2,231,822	$2,535,853	$2,371,448	$2,355,507

Portfolio turnover rate	35.46%	38.72%	47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.38)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	57

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.40	$30.43	$33.78	$32.80	$33.97

Income from investment operations[a]:

Net investment income (loss)[b]	(0.27)	(0.23)[c]	(0.36)	(0.43)	(0.32)

Net realized and unrealized gains (losses)	3.57	(2.66)	4.62	7.19	2.63

Total from investment operations	3.30	(2.89)	4.26	6.76	2.31

Less distributions from net realized gains	(2.11)	(3.14)	(7.61)	(5.78)	(3.48)

Net asset value, end of year	$25.59	$24.40	$30.43	$33.78	$32.80

Total return[d]	14.15%	(9.72)%	14.96%	21.04%	8.11%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.70%	1.71%	1.69%	1.71%	1.73%

Expenses net of waiver and payments by affiliates	1.69% [e]	1.70% [e]	1.69% [f]	1.71% [e,f]	1.73%

Net investment income (loss)	(1.09)%	(0.83)% [c]	(1.10)%	(1.23)%	(1.02)%

Supplemental data

Net assets, end of year (000’s)	$371,262	$377,024	$448,722	$404,923	$348,144

Portfolio turnover rate	35.46%	38.72%	47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.13)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

58	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$29.75	$36.18	$38.61	$36.61	$37.32

Income from investment operations[a]:

Net investment income (loss)[b]	(0.18)	(0.11)[c]	(0.23)	(0.29)	(0.18)

Net realized and unrealized gains (losses)	4.41	(3.18)	5.41	8.07	2.95

Total from investment operations	4.23	(3.29)	5.18	7.78	2.77

Less distributions from net realized gains	(2.11)	(3.14)	(7.61)	(5.78)	(3.48)

Net asset value, end of year	$31.87	$29.75	$36.18	$38.61	$36.61

Total return	14.70%	(9.24)%	15.52%	21.66%	8.66%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.19%	1.21%	1.19%	1.21%	1.23%

Expenses net of waiver and payments by affiliates	1.18% [d]	1.20% [d]	1.19% [e]	1.21% [d,e]	1.23%

Net investment income (loss)	(0.58)%	(0.33)% [c]	(0.60)%	(0.73)%	(0.52)%

Supplemental data

Net assets, end of year (000’s)	$81,864	$86,989	$96,593	$85,921	$65,397

Portfolio turnover rate	35.46%	38.72%	47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.63)%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	59

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2017		2016		2015		2014[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$34.43		$41.04		$42.53		$38.96

Income from investment operations[b]:

Net investment income[c]	0.05		0.15	[d]	0.05		0.01

Net realized and unrealized gains (losses)	5.14		(3.62)		6.07		9.34

Total from investment operations	5.19		(3.47)		6.12		9.35

Less distributions from net realized gains	(2.11)		(3.14)		(7.61)		(5.78)

Net asset value, end of year	$37.51		$34.43		$14.04		$42.53

Total return	15.51%		(8.54)%		16.32%		24.43%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.48%		0.48%		0.48%		0.47%

Expenses net of waiver and payments by affiliates	0.47%	[e]	0.47%	[e]	0.48%	[f]	0.47%	[e,f]

Net investment income	0.13%		0.40%	[d]	0.11%		0.01%

Supplemental data

Net assets, end of year (000’s)	$222,577		$242,237		$206,548		$157,153

Portfolio turnover rate	35.46%		38.72%		47.98%		40.82%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.10%.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2017	2016		2015	2014	2013

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$34.15	$40.83		$42.44	$39.56	$39.83

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	0.06	[c]	(0.04)	(0.10)	(0.01)

Net realized and unrealized gains (losses)	5.10	(3.60)		6.04	8.76	3.22

Total from investment operations	5.07	(3.54)		6.00	8.66	3.21

Less distributions from net realized gains	(2.11)	(3.14)		(7.61)	(5.78)	(3.48)

Net asset value, end of year	$37.11	$34.15		$40.83	$42.44	$39.56

Total return	15.28%	(8.79)%		16.09%	22.30%	9.21%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.70%	0.71%		0.69%	0.71%	0.73%

Expenses net of waiver and payments by affiliates	0.69% [d]	0.70%	[d]	0.69% [e]	0.71% [d,e]	0.73%

Net investment income (loss)	(0.09)%	0.17%	[c]	(0.10)%	(0.23)%	(0.02)%

Supplemental data

Net assets, end of year (000’s)	$584,840	$551,176		$708,617	$650,426	$909,895

Portfolio turnover rate	35.46%	38.72%		47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.13)%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Small-Mid Cap Growth Fund

	Shares	Value
Common Stocks 96.2%
Consumer Discretionary 18.1%
Advance Auto Parts Inc.	150,400	$21,377,856
[a] Buffalo Wild Wings Inc.	164,000	25,838,200
Delphi Automotive PLC (United Kingdom)	525,200	42,226,080
Dick’s Sporting Goods Inc.	692,600	35,010,930
[a] Dollar Tree Inc.	506,600	41,931,282
Dominos Pizza Inc.	90,000	16,325,100
Expedia Inc.	224,500	30,020,140
[a,b] Global Eagle Entertainment Inc.	1,126,784	3,493,031
[a] Grand Canyon Education Inc.	543,200	40,826,912
Hanesbrands Inc.	837,500	18,265,875
[a] IMAX Corp.	956,200	29,164,100
L Brands Inc.	355,000	18,747,550
[a] Laureate Education Inc., A	530,300	7,323,443
[a] Liberty Broadband Corp., C	413,500	37,694,660
Marriott International Inc., A	391,800	36,993,756
Newell Brands Inc.	812,776	38,801,926
[a] Norwegian Cruise Line Holdings Ltd.	880,100	47,463,793
[a] NVR Inc.	18,100	38,213,625
[a] O’Reilly Automotive Inc.	139,300	34,567,295
Ross Stores Inc.	614,300	39,929,500
Thor Industries Inc.	96,500	9,281,370
Tractor Supply Co.	481,400	29,803,474
[a,b] Zoe’s Kitchen Inc.	85,800	1,548,690

		644,848,588

Consumer Staples 5.1%
Church & Dwight Co. Inc.	315,000	15,601,950
[a] Hostess Brands Inc., A	508,500	8,715,690
Molson Coors Brewing Co., B	255,000	24,451,950
[a] Monster Beverage Corp.	538,900	24,455,282
Pinnacle Foods Inc.	780,000	45,357,000
[a] Post Holdings Inc.	441,400	37,161,466
[a] TreeHouse Foods Inc.	296,500	25,973,400

		181,716,738

Energy 2.6%
Cabot Oil & Gas Corp., A	1,189,510	27,644,212
[a] Jagged Peak Energy Inc.	1,710,000	19,049,400
Noble Energy Inc.	641,400	20,736,462
[a] Oil States International Inc.	110,000	3,272,500
[b] RPC Inc.	250,000	4,542,500
[a] Superior Energy Services Inc.	1,417,500	17,123,400

		92,368,474

Financials 8.0%
Affiliated Managers Group Inc.	328,800	54,445,992
Arthur J. Gallagher & Co.	659,000	36,778,790
Lazard Ltd., A	476,300	20,452,322
MarketAxess Holdings Inc.	144,200	27,761,384
Moody’s Corp.	315,000	37,270,800
[a] Signature Bank	342,500	47,419,125
[a] SVB Financial Group	185,100	32,566,494

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Financials (continued)
Willis Towers Watson PLC	205,200	$27,213,624

		283,908,531

Health Care 14.2%
[a] Acadia Pharmaceuticals Inc.	322,349	11,066,241
[a] BioMarin Pharmaceutical Inc.	156,066	14,957,365
[a] Cerner Corp.	348,502	22,565,504
The Cooper Cos. Inc.	140,200	28,086,266
[a] DaVita Inc.	489,900	33,807,999
[a] DexCom Inc.	295,314	23,022,679
[a] Edwards Lifesciences Corp.	474,600	52,049,382
[a,b] Heron Therapeutics Inc.	492,411	7,558,509
[a] Hologic Inc.	810,000	36,571,500
[a] Illumina Inc.	127,000	23,477,220
[a] Incyte Corp.	230,614	28,660,708
[a] Insulet Corp.	284,217	12,337,860
[a] Intuitive Surgical Inc.	31,600	26,413,492
[a] iRhythm Technologies Inc.	191,450	6,756,271
[a] Jazz Pharmaceuticals PLC	128,000	20,387,840
[a] Mednax Inc.	128,500	7,756,260
[a] Mettler-Toledo International Inc.	88,000	45,180,960
[a] Neurocrine Biosciences Inc.	199,842	10,671,563
[a] Nevro Corp.	198,800	18,730,936
[a] Patheon NV	343,000	9,230,130
[a] Penumbra Inc.	168,647	14,410,886
[a] Revance Therapeutics Inc.	344,100	7,484,175
[a] Tesaro Inc.	143,145	21,126,771
[a] Waters Corp.	135,000	22,935,150

		505,245,667

Industrials 15.4%
Acuity Brands Inc.	137,000	24,125,700
Allegiant Travel Co.	107,109	15,573,649
BWX Technologies Inc.	108,400	5,330,028
[a] DigitalGlobe Inc.	251,600	8,101,520
Dun & Bradstreet Corp.	310,100	33,990,061
Equifax Inc.	145,000	19,619,950
Fortive Corp.	233,000	14,739,580
[a] Genesee & Wyoming Inc.	680,200	46,090,352
[a] HD Supply Holdings Inc.	798,068	32,162,140
Hexcel Corp.	756,709	39,159,691
[a] IHS Markit Ltd.	1,094,015	47,480,251
J.B. Hunt Transport Services Inc.	285,700	25,615,862
Robert Half International Inc.	653,600	30,098,280
Rockwell Automation Inc.	201,000	31,627,350
Roper Technologies Inc.	360,530	78,847,911
Stanley Black & Decker Inc.	205,000	27,910,750
Textron Inc.	443,800	20,707,708
[a] Univar Inc.	456,100	13,614,585
[a] Verisk Analytics Inc.	402,800	33,355,868

		548,151,236

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology 24.6%
[a] 2U Inc.	1,036,800	$47,070,720
[a] Alarm.com Holdings Inc.	302,000	9,848,220
Alliance Data Systems Corp.	79,600	19,870,548
Analog Devices Inc.	358,500	27,317,700
[a] ANSYS Inc.	272,100	29,974,536
[a] Atlassian Corp. PLC (Australia)	625,000	21,550,000
[a] Autodesk Inc.	297,000	26,750,790
[a] Bottomline Technologies (de) Inc.	750,200	17,479,660
[a] Cavium Inc.	152,500	10,499,625
[a] Cloudera Inc.	74,700	1,352,070
Cognex Corp.	511,800	43,677,012
[a] CoStar Group Inc.	242,600	58,439,914
CSRA Inc.	1,165,347	33,888,291
[a] Electronic Arts Inc.	243,100	23,050,742
Fidelity National Information Services Inc.	500,900	42,170,771
[a] FleetCor Technologies Inc.	243,800	34,409,932
[a] GoDaddy Inc., A	981,800	38,211,656
[a] Inphi Corp.	246,000	10,189,320
[a] Integrated Device Technology Inc.	607,000	14,561,930
KLA-Tencor Corp.	295,000	28,974,900
Lam Research Corp.	261,000	37,805,850
Microchip Technology Inc.	439,800	33,240,084
Monolithic Power Systems	75,000	6,862,500
NVIDIA Corp.	294,500	30,716,350
[a] Palo Alto Networks Inc.	270,000	29,270,700
[a] Proofpoint Inc.	225,000	16,958,250
[a] Q2 Holdings Inc.	181,700	6,931,855
[a] ServiceNow Inc.	479,600	45,312,608
Skyworks Solutions Inc.	113,000	11,270,620
[a] Square Inc., A	563,000	10,269,120
[a] Vantiv Inc., A	818,700	50,792,148
[a] ViaSat Inc.	348,050	22,285,641
[a] Workday Inc., A	290,000	25,346,000
[a] Zendesk Inc.	401,500	11,543,125

		877,893,188

Materials 4.2%
[a] Axalta Coating Systems Ltd.	1,689,603	53,002,846
[a] Ingevity Corp.	406,700	25,715,641
International Flavors & Fragrances Inc.	165,000	22,867,350
Martin Marietta Materials Inc.	223,300	49,168,427

		150,754,264

Real Estate 4.0%
American Campus Communities Inc.	264,200	12,520,438
[a] CBRE Group Inc.	677,100	24,246,951
Equinix Inc.	164,178	68,577,151
[a] SBA Communications Corp.	282,000	35,670,180

		141,014,720

Total Common Stocks (Cost $2,453,654,335)		3,425,901,406

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Preferred Stocks 0.6%
Consumer Discretionary 0.6%
[a,c] DraftKings Inc., pfd., D	660,161	$2,609,352
[a,c] DraftKings Inc., pfd., D-1	1,623,455	9,129,175
[a,c] DraftKings Inc., pfd., E	3,388,624	3,572,503
[a,c] Proterra Inc., pfd., 5, 144A	1,416,913	7,135,914

Total Preferred Stocks (Cost $28,423,430)		22,446,944

Total Investments before Short Term Investments (Cost $2,482,077,765)		3,448,348,350

Short Term Investments 3.7%
Money Market Funds (Cost $128,167,885) 3.6%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	128,167,885	128,167,885

[f] Investments from Cash Collateral Received for Loaned Securities (Cost $5,704,575) 0.1%
Money Market Funds 0.1%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	5,704,575	5,704,575

Total Investments (Cost $2,615,950,225) 100.5%		3,582,220,810
Other Assets, less Liabilities (0.5)%		(18,563,918)

Net Assets 100.0%		$3,563,656,892

aNon-income producing.

bA portion or all of the security is on loan at April 30, 2017. See Note 1(d).

cSee Note 7 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day yield at period end.

fSee Note 1(d) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	65

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities

April 30, 2017

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$106,634,602	$2,059,652,264	$1,926,567,835	$2,482,077,765
Cost - Non-controlled affiliates (Note 3f and 8)	2,075,737	55,627,362	220,372,930	133,872,460

Total cost of investments	$108,710,339	$2,115,279,626	$2,146,940,765	$2,615,950,225

Value - Unaffiliated issuers	$129,756,728	$3,504,215,106	$2,504,205,693	$3,448,348,350
Value - Non-controlled affiliates (Note 3f and 8)	2,075,737	55,627,362	173,612,164	133,872,460

Total value of investments*	131,832,465	3,559,842,468	2,677,817,857	3,582,220,810
Receivables:
Investment securities sold	611,233	3,028,181	1,197,596	455,670
Capital shares sold	44,451	2,194,088	1,396,790	3,953,859
Dividends and interest	61,250	840,961	306,618	157,047
Due from custodian	—	6,158,250	1,549,075	3,099,600
Other assets	116	2,829	2,340	2,863

Total assets	132,549,515	3,572,066,777	2,682,270,276	3,589,889,849

Liabilities:
Payables:
Investment securities purchased	451,047	2,147,322	6,533,980	3,850,742
Capital shares redeemed	190,196	7,862,236	2,604,712	10,058,804
Management fees	101,810	1,317,865	1,283,788	1,297,213
Distribution fees	31,741	786,401	304,638	795,612
Transfer agent fees	10,936	828,803	805,070	1,196,261
Payable upon return of securities loaned	—	16,552,325	63,620,175	8,804,175
Accrued expenses and other liabilities	44,352	171,283	199,747	230,150

Total liabilities	830,082	29,666,235	75,352,110	26,232,957

Net assets, at value	$131,719,433	$3,542,400,542	$2,606,918,166	$3,563,656,892

Net assets consist of:
Paid-in capital	$117,827,567	$1,924,602,590	$2,170,296,698	$2,506,546,275
Undistributed net investment income (loss)	(57,895)	(3,796,709)	(4,025,448)	(2,048,836)
Net unrealized appreciation (depreciation)	23,122,126	1,444,478,111	530,877,092	966,270,585
Accumulated net realized gain (loss)	(9,172,365)	177,116,550	(90,230,176)	92,888,868

Net assets, at value	$131,719,433	$3,542,400,542	$2,606,918,166	$3,563,656,892

*Includes securities loaned	$ —	$ 16,107,079	$ 61,207,818	$ 8,537,740

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2017

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Class A:
Net assets, at value	$77,733,034	$2,272,831,377	$719,751,626	$2,303,113,228
Shares outstanding	5,114,933	65,287,251	36,730,169	67,047,277
Net asset value per share[a]	$15.20	$34.81	$19.60	$34.35
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.13	$36.93	$20.80	$36.45
Class C:
Net assets, at value	$20,341,306	$ 390,123,362	$142,538,850	$ 371,262,318
Shares outstanding	1,406,267	12,950,330	8,529,297	14,508,802
Net asset value and maximum offering price per share[a]	$14.46	$30.12	$16.71	$25.59
Class R:
Net assets, at value	$ 166,418	$ 50,428,687	$ 79,994,597	$ 81,863,820
Shares outstanding	11,088	1,504,296	4,269,073	2,568,593
Net asset value and maximum offering price per share	$15.01	$33.52	$18.74	$31.87
Class R6:
Net assets, at value	$20,401,396	$ 291,824,591	$858,972,473	$ 222,577,400
Shares outstanding	1,321,409	7,823,304	40,781,512	5,933,048
Net asset value and maximum offering price per share	$15.44	$37.30	$21.06	$37.51
Advisor Class:
Net assets, at value	$13,077,279	$ 537,192,525	$805,660,620	$ 584,840,126
Shares outstanding	849,567	14,512,702	38,580,188	15,759,285
Net asset value and maximum offering price per share	$15.39	$37.02	$20.88	$37.11

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	67

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2017

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,715,636	$ 18,310,473	$9,090,262	$ 20,247,788
Non-controlled affiliates (Note 3f and 8)	1,001	23,166	66,600	64,711
Interest	—	—	296,685	250,231
Income from securities loaned (net of fees and rebates)	—	182,385	3,743,229	382,280

Total investment income	1,716,637	18,516,024	13,196,776	20,945,010

Expenses:
Management fees (Note 3a)	1,357,731	15,661,146	16,944,181	15,963,209
Distribution fees: (Note 3c)
Class A	212,628	4,262,748	1,899,092	5,582,468
Class C	213,604	3,076,819	1,503,192	3,724,196
Class R	670	237,681	397,879	417,390
Transfer agent fees: (Note 3e)
Class A	133,330	3,518,517	1,686,151	5,029,891
Class C	33,703	636,051	332,306	838,859
Class R	250	98,425	176,918	189,637
Class R6	119	615	10,160	2,880
Advisor Class	21,447	854,677	1,834,078	1,259,765
Custodian fees (Note 4)	2,891	26,533	22,770	28,352
Reports to shareholders	19,611	252,727	244,660	410,380
Registration and filing fees	74,652	167,956	115,752	179,212
Professional fees	42,651	51,140	58,091	62,078
Trustees’ fees and expenses	1,556	24,002	27,261	34,668
Other	8,895	162,808	51,312	64,532

Total expenses	2,123,738	29,031,845	25,303,803	33,787,517
Expense reductions (Note 4)	(12)	(504)	(720)	(316)
Expenses waived/paid by affiliates (Note 3f and 3g)	(316,498)	(2,205,850)	(522,463)	(474,426)

Net expenses	1,807,228	26,825,491	24,780,620	33,312,775

Net investment income (loss)	(90,591)	(8,309,467)	(11,583,844)	(12,367,765)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments :
Unaffiliated issuers	(313,407)	270,071,985	84,638,612	296,127,318
Non-controlled affiliates (Note 3f and 8)	—	—	26,606,892	—
Foreign currency transactions	(717)	12,159	6,188	9,876

Net realized gain (loss)	(314,124)	270,084,144	111,251,692	296,137,194

Net change in unrealized appreciation (depreciation) on:
Investments	20,899,832	141,378,056	397,379,604	204,507,795
Translation of other assets and liabilities denominated in foreign currencies	—	12,435	—	—

Net change in unrealized appreciation (depreciation)	20,899,832	141,390,491	397,379,604	204,507,795

Net realized and unrealized gain (loss)	20,585,708	411,474,635	508,631,296	500,644,989

Net increase (decrease) in net assets resulting from operations	$20,495,117	$403,165,168	$497,047,452	$488,277,224

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Focused Core Equity Fund		Franklin Growth Opportunities Fund
	Year Ended April 30,		Year Ended April 30,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(90,591)	$865,847	$(8,309,467)	$(6,485,092)
Net realized gain (loss)	(314,124)	(6,954,510)	270,084,144	(7,640,390)
Net change in unrealized appreciation (depreciation)	20,899,832	(20,401,231)	141,390,491	(70,395,108)
Net increase (decrease) in net assets resulting from operations	20,495,117	(26,489,894)	403,165,168	(84,520,590)
Distributions to shareholders from:
Net investment income:
Class A	—	(497,875)	—	—
Class R	—	(953)	—	—
Class R6	—	(285,880)	—	—
Advisor Class	—	(75,820)	—	—
Net realized gains:
Class A	—	(3,097,294)	(44,859,072)	(11,684,036)
Class C	—	(753,648)	(8,913,159)	(3,434,327)
Class R	—	(8,526)	(1,075,523)	(919,987)
Class R6	—	(947,505)	(5,023,963)	(4,559,642)
Advisor Class	—	(303,800)	(9,033,594)	(5,175,160)
Total distributions to shareholders	—	(5,971,301)	(68,905,311)	(25,773,152)
Capital share transactions: (Note 2)
Class A	(35,011,790)	27,607,644	1,519,824,161	142,478,599
Class C	(7,689,560)	10,981,811	218,581,841	42,387,168
Class R	(130,011)	158,571	4,640,014	(4,630,356)
Class R6	(16,295,505)	14,106,218	22,457,460	7,201,428
Advisor Class	100,080	2,665,730	224,101,152	8,197,076
Total capital share transactions	(59,026,786)	55,519,974	1,989,604,628	195,633,915
Net increase (decrease) in net assets	(38,531,669)	23,058,779	2,323,864,485	85,340,173
Net assets:
Beginning of year	170,251,102	147,192,323	1,218,536,057	1,133,195,884
End of year	$131,719,433	$170,251,102	$3,542,400,542	$1,218,536,057
Undistributed net investment income (loss) included in net assets:
End of year	$(57,895)	$—	$(3,796,709)	$(2,362,629)
Distributions in excess of net investment income included in net assets:
End of year	$—	$(48,510)	$—	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	69

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	Year Ended April 30,		Year Ended April 30,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(11,583,844)	$(8,604,877)	$(12,367,765)	$(3,590,643)
Net realized gain (loss)	111,251,692	(195,895,106)	296,137,194	192,892,797
Net change in unrealized appreciation (depreciation)	397,379,604	(189,905,421)	204,507,795	(552,669,162)
Net increase (decrease) in net assets resulting from operations	497,047,452	(394,405,404)	488,277,224	(363,367,008)
Distributions to shareholders from:
Net realized gains:
Class A	—	(18,855,133)	(136,505,889)	(203,767,135)
Class C	—	(4,317,704)	(29,638,216)	(45,252,717)
Class R	—	(1,825,810)	(5,497,412)	(8,434,665)
Class R6	—	(16,908,538)	(12,322,477)	(20,262,074)
Advisor Class	—	(17,868,315)	(31,556,678)	(49,942,277)
Total distributions to shareholders	—	(59,775,500)	(215,520,672)	(327,658,868)
Capital share transactions: (Note 2)
Class A	(210,965,256)	(221,885,481)	(104,570,061)	128,177,630
Class C	(40,612,322)	(37,262,306)	(25,199,072)	17,363,176
Class R	(14,134,257)	564,740	(11,196,875)	8,280,172
Class R6	(157,322,943)	124,630,820	(42,853,407)	75,185,512
Advisor Class	(193,970,739)	(88,883,508)	(14,527,511)	(45,066,011)
Total capital share transactions	(617,005,517)	(222,835,735)	(198,346,926)	183,940,479
Net increase (decrease) in net assets	(119,958,065)	(677,016,639)	74,409,626	(507,085,397)
Net assets:
Beginning of year	2,726,876,231	3,403,892,870	3,489,247,266	3,996,332,663
End of year	$2,606,918,166	$2,726,876,231	$3,563,656,892	$3,489,247,266
Undistributed net investment income (loss) included in net assets:
End of year	$(4,025,448)	$(2,532,991)	$(2,048,836)	$(4,254,714)

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FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nine separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Franklin Small Cap Growth Fund was closed to new investors with limited exceptions effective at the close of market February 12, 2015. Effective April 28, 2017, the fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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NOTES TO FINANCIAL STATEMENTS

d.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

g.  Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Focused Core		Franklin Growth
	Equity Fund		Opportunities Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2017
Shares sold	766,686	$10,993,989	8,855,024	$285,856,595
Shares issued in reinvestment of distributions	—	—	1,336,770	41,439,884
Shares issued on reorganization (Note 9)	—	—	55,853,813	1,797,934,327
Shares redeemed	(3,313,236)	(46,005,779)	(18,813,942)	(605,406,645)

Net increase (decrease)	(2,546,550)	$(35,011,790)	47,231,665	$1,519,824,161

Year ended April 30, 2016
Shares sold	5,194,472	$76,809,979	8,456,259	$274,758,449
Shares issued in reinvestment of distributions	264,790	3,590,557	351,747	11,284,114
Shares redeemed	(3,853,385)	(52,792,892)	(4,566,206)	(143,563,964)

Net increase (decrease)	1,605,877	$27,607,644	4,241,800	$142,478,599

Class C Shares:
Year ended April 30, 2017
Shares sold	210,816	$2,860,457	905,877	$25,435,592
Shares issued in reinvestment of distributions	—	—	320,376	8,618,123
Shares issued on reorganization (Note 9)	—	—	10,841,658	304,433,926
Shares redeemed	(801,361)	(10,550,017)	(4,303,742)	(119,905,800)

Net increase (decrease)	(590,545)	$(7,689,560)	7,764,169	$218,581,841

Year ended April 30, 2016
Shares sold	1,399,717	$19,891,883	2,651,152	$76,378,591
Shares issued in reinvestment of distributions	57,646	751,703	113,685	3,199,097
Shares redeemed	(734,079)	(9,661,775)	(1,354,189)	(37,190,520)

Net increase (decrease)	723,284	$10,981,811	1,410,648	$42,387,168

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NOTES TO FINANCIAL STATEMENTS

	Franklin Focused Core		Franklin Growth
	Equity Fund		Opportunities Fund

	Shares	Amount	Shares	Amount

Class R Shares:
Year ended April 30, 2017
Shares sold	1,428	$19,514	11,331	$316,184
Shares issued in reinvestment of distributions	—	—	35,650	1,065,216
Shares issued on reorganization (Note 9)	—	—	783,369	24,339,319
Shares redeemed	(11,363)	(149,525)	(680,834)	(21,080,705)

Net increase (decrease)	(9,935)	$(130,011)	149,516	$4,640,014

Year ended April 30, 2016
Shares sold	25,274	$366,702	367,541	$11,531,931
Shares issued in reinvestment of distributions	706	9,480	29,367	910,971
Shares redeemed	(16,124)	(217,611)	(545,651)	(17,073,258)

Net increase (decrease)	9,856	$158,571	(148,743)	$(4,630,356)

Class R6 Shares:
Year ended April 30, 2017
Shares sold	403,349	$5,673,073	854,113	$29,053,360
Shares issued in reinvestment of distributions	—	—	113,533	3,764,740
Shares issued on reorganization (Note 9)	—	—	5,075,827	174,304,065
Shares redeemed	(1,616,859)	(21,968,578)	(5,495,669)	(184,664,705)

Net increase (decrease)	(1,213,510)	$(16,295,505)	547,804	$22,457,460

Year ended April 30, 2016
Shares sold	1,219,631	$18,751,979	1,320,454	$42,825,228
Shares issued in reinvestment of distributions	90,028	1,233,386	99,392	3,391,255
Shares redeemed	(439,680)	(5,879,147)	(1,180,480)	(39,015,055)

Net increase (decrease)	869,979	$14,106,218	239,366	$7,201,428

Advisor Class Shares:
Year ended April 30, 2017
Shares sold	870,779	$12,465,363	3,995,406	$136,490,569
Shares issued in reinvestment of distributions	—	—	268,379	8,837,733
Shares issued on reorganization (Note 9)	—	—	9,066,575	309,442,413
Shares redeemed	(831,228)	(12,365,283)	(6,779,384)	(230,669,563)

Net increase (decrease)	39,551	$100,080	6,550,976	$224,101,152

Year ended April 30, 2016
Shares sold	433,979	$6,439,932	1,484,253	$49,836,416
Shares issued in reinvestment of distributions	20,306	277,987	149,430	5,073,151
Shares redeemed	(286,239)	(4,052,189)	(1,391,763)	(46,712,491)

Net increase (decrease)	168,046	$2,665,730	241,920	$8,197,076

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NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest (continued)

	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2017
Shares sold	4,458,478	$81,421,221	12,398,150	$412,209,497
Shares issued in reinvestment of distributions	—	—	3,813,303	122,521,421
Shares redeemed	(16,103,736)	(292,386,477)	(19,264,077)	(639,300,979)

Net increase (decrease)	(11,645,258)	$(210,965,256)	(3,052,624)	$(104,570,061)

Year ended April 30, 2016
Shares sold	9,355,935	$164,566,603	12,907,569	$443,875,701
Shares issued in reinvestment of distributions	1,032,714	17,618,102	5,680,738	183,487,832
Shares redeemed	(23,836,334)	(404,070,186)	(14,552,480)	(499,185,903)

Net increase (decrease)	(13,447,685)	$(221,885,481)	4,035,827	$128,177,630

Class C Shares:
Year ended April 30, 2017
Shares sold	428,443	$6,699,404	1,514,724	$38,005,629
Shares issued in reinvestment of distributions	—	—	1,158,597	27,806,305
Shares redeemed	(3,071,150)	(47,311,726)	(3,618,908)	(91,011,006)

Net increase (decrease)	(2,642,707)	$(40,612,322)	(945,587)	$(25,199,072)

Year ended April 30, 2016
Shares sold	849,422	$12,859,934	2,150,607	$59,253,003
Shares issued in reinvestment of distributions	266,930	3,923,876	1,699,234	42,175,007
Shares redeemed	(3,707,026)	(54,046,116)	(3,139,510)	(84,064,834)

Net increase (decrease)	(2,590,674)	$(37,262,306)	710,331	$17,363,176

Class R Shares:
Year ended April 30, 2017
Shares sold	925,913	$16,178,854	667,776	$20,604,680
Shares issued in reinvestment of distributions	—	—	177,385	5,293,167
Shares redeemed	(1,749,128)	(30,313,111)	(1,200,302)	(37,094,722)

Net increase (decrease)	(823,215)	$(14,134,257)	(355,141)	$(11,196,875)

Year ended April 30, 2016
Shares sold	1,467,096	$24,818,077	970,177	$32,177,674
Shares issued in reinvestment of distributions	110,763	1,813,185	271,520	8,205,344
Shares redeemed	(1,590,105)	(26,066,522)	(987,525)	(32,102,846)

Net increase (decrease)	(12,246)	$564,740	254,172	$8,280,172

Class R6 Shares:
Year ended April 30, 2017
Shares sold	13,928,123	$275,768,482	3,167,526	$112,096,496
Shares issued in reinvestment of distributions	—	—	337,444	11,820,661
Shares redeemed	(21,481,423)	(433,091,425)	(4,607,797)	(166,770,564)

Net increase (decrease)	(7,553,300)	$(157,322,943)	(1,102,827)	$(42,853,407)

Year ended April 30, 2016
Shares sold	16,170,895	$309,172,532	3,986,227	$144,238,638
Shares issued in reinvestment of distributions	871,223	15,864,975	486,072	16,949,319
Shares redeemed	(10,882,040)	(200,406,687)	(2,469,832)	(86,002,445)

Net increase (decrease)	6,160,078	$124,630,820	2,002,467	$75,185,512

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NOTES TO FINANCIAL STATEMENTS

	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended April 30, 2017
Shares sold	9,430,468	$185,643,970	4,591,094	$165,044,336
Shares issued in reinvestment of distributions	—	—	844,407	29,284,034
Shares redeemed	(19,741,159)	(379,614,709)	(5,814,226)	(208,855,881)

Net increase (decrease)	(10,310,691)	$(193,970,739)	(378,725)	$(14,527,511)

Year ended April 30, 2016
Shares sold	13,824,812	$254,897,448	2,777,179	$103,360,464
Shares issued in reinvestment of distributions	890,640	16,138,402	1,300,049	45,007,699
Shares redeemed	(19,867,945)	(359,919,358)	(5,295,143)	(193,434,174)

Net increase (decrease)	(5,152,493)	$(88,883,508)	(1,217,915)	$(45,066,011)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Franklin Small-Mid Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2017, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
0.950%	0.564%	0.613%	0.457%

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b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Reimbursement Plans:
Class A	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%

For Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$21,774	$310,784	$41,839	$671,606
CDSC retained	$ 2,714	$ 37,960	$ 5,851	$ 30,822

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

For the year ended April 30, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin		Franklin	Franklin
	Focused Core	Franklin Growth	Small Cap	Small-Mid Cap
	Equity Fund	Opportunities Fund	Growth Fund	Growth Fund
Transfer agent fees	$104,444	$3,007,912	$1,731,988	$3,531,887

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended April 30, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Year
Franklin Focused Core Equity Fund Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	–	45,428,162	(43,352,425)	2,075,737	$ 2,075,737	$ 1,001	$—	0.0%[a]

Franklin Growth Opportunities Fund Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	52,116,118	1,155,951,423	(1,152,440,179)	55,627,362	$ 55,627,362	$23,166	$—	0.3%

Franklin Small Cap Growth
Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	286,863,418	1,381,008,588	(1,561,305,278)	106,566,728	$106,566,728	$66,600	$—	0.6%

Franklin Small-Mid Cap
Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	215,216,548	1,229,066,432	(1,310,410,520)	133,872,460	$133,872,460	$64,711	$—	0.7%

[a]Rounds to less than 0.1%

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g. Waiver and Expense Reimbursements

Advisers and Investor Services contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00% and Class R6 does not exceed 0.84% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds, except Franklin Focused Core Equity Fund, do not exceed 0.01% until August 31, 2017. There were no Class R6 transfer agent fees waived during the year ended April 30, 2017.

Effective August 27, 2016, Advisers has contractually agreed to waive or limit its fees so that the management fees paid by Franklin Growth Opportunities Fund do not exceed an annual rate of 0.46% of the fund’s average daily net assets through August 31, 2017.

h. Other Affiliated Transactions

At April 30, 2017, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the Funds’ outstanding shares as follows:

Franklin	Franklin Growth	Franklin
Focused Core	Opportunities	Small Cap
Equity Fund	Fund	Growth Fund
15.18%	5.67%	2.14%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2017, the capital loss carryforwards were as follows:

	Franklin	Franklin
	Focused Core	Small Cap
	Equity Fund	Growth Fund
Capital loss carryforwards:
Short term	$5,899,323	$38,560,351
Long term.	2,295,643	47,722,757

Total capital loss carryforwards	$8,194,966	$86,283,108

During the year ended April 30, 2017, Franklin Growth Opportunities Fund utilized $12,966,224, of capital loss carryforwards.

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2017, deferred late-year ordinary losses were as follows:

	Franklin
	Focused Core	Franklin Growth	Franklin Small Cap	Franklin Small-Mid
	Equity Fund	Opportunities Fund	Growth Fund	Cap Growth Fund
Late-year ordinary losses	$57,895	$3,796,709	$4,025,448	$2,048,836

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5. Income Taxes (continued)

The tax character of distributions paid during the years ended April 30, 2017 and 2016, was as follows:

	Franklin Focused Core Equity Fund		Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$—	$2,114,090	$—	$—	$—	$31,688,531
Long term capital gain	—	3,857,211	68,905,311	25,773,152	—	28,081,216
	$—	$5,971,301	$68,905,311	$25,773,152	$—	$59,769,747

	Franklin Small-Mid Cap Growth Fund
	2017	2016
Distributions paid from:
Ordinary income	$15,010,212	$—
Long term capital gain	200,510,460	327,658,868
	$215,520,672	$327,658,868

At April 30, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

	Franklin		Franklin	Franklin
	Focused Core	Franklin Growth	Small Cap	Small-Mid Cap
	Equity Fund	Opportunities Fund	Growth Fund	Growth Fund
Cost of investments	$109,687,739	$2,120,464,428	$2,150,887,834	$2,620,418,980

Unrealized appreciation	$ 26,585,878	$1,460,488,901	$ 715,035,547	$1,047,897,676
Unrealized depreciation	(4,441,152)	(21,110,861)	(188,105,524)	(86,095,846)
Net unrealized appreciation (depreciation)	$ 22,144,726	$1,439,378,040	$ 526,930,023	$ 961,801,830
Distributable earnings - undistributed long term capital gains	$ —	$ 182,301,352	$ —	$ 97,357,632

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

Franklin Growth Opportunities Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2017, were as follows:

	Franklin		Franklin	Franklin
	Focused Core	Franklin Growth	Small Cap	Small-Mid Cap
	Equity Fund	Opportunities Fund	Growth Fund	Growth Fund
Purchases	$24,745,127	$1,337,023,812	$ 805,180,635	$1,200,889,609
Sales	$87,734,734	$2,011,734,710	$ 1,418,179,057	$1,662,491,220

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At April 30, 2017, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Equity Investments[a]
Securities lending transactions[b]:
Franklin Growth Opportunities Fund	$16,552,325
Franklin Small Cap Growth Fund.	$63,620,175
Franklin Small-Mid Cap Growth Fund	$ 8,804,175

aThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

bThe agreements can be terminated at any time.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
Franklin Growth Opportunities Fund
35,601,435	Acerta Pharma BV	5/06/15	$2,048,084	$1,377,989
2,362,202	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	11,896,616	11,896,616
805,800	Tanium Inc., pfd., G	9/14/15	4,000,233	3,996,768
	Total Restricted Securities (Value is 0.5% of Net Assets)		$17,944,933	$17,271,373
Franklin Small Cap Growth Fund
825,201	DraftKings Inc., pfd., D	8/07/15	$4,444,444	$3,261,689
2,029,318	DraftKings Inc., pfd., D-1	8/07/15	15,555,553	11,411,464
4,179,808	DraftKings Inc., pfd., E	12/23/15 - 7/20/16	6,533,232	4,406,620
1,787,047	Proterra Inc., pfd., 5, 144A	9/21/16 -1/13/17	8,999,998	8,999,998
1,542,673	Smule Inc., pfd., G, 144A	5/31/16	11,099,995	13,122,593
352,675	Smule Inc., pfd., H	4/27/17	2,999,995	2,999,995
	Total Restricted Securities (Value is 1.7% of Net Assets)		$49,633,217	$44,202,359
Franklin Small-Mid Cap Growth Fund
660,161	DraftKings Inc., pfd., D	8/07/15	$3,555,556	$2,609,352
1,623,455	DraftKings Inc., pfd., D-1	8/07/15	12,444,447	9,129,175
3,388,624	DraftKings Inc., pfd., E	12/23/15	5,287,513	3,572,503
1,416,913	Proterra Inc., pfd., 5, 144A	9/21/16	7,135,914	7,135,914
	Total Restricted Securities (Value is 0.6% of Net Assets)		$28,423,430	$22,446,944

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Investment Income	Realized Gain (Loss)
Franklin Small Cap Growth Fund
Non-Controlled Affiliates
2U Inc.	2,955,523	431,100	(1,875,771)	1,510,852	$—	[a]	$—	$24,082,847
Aratana Therapeutics Inc.	2,697,019	—	—	2,697,019	16,721,518		—	—
The KeyW Holding Corp.	3,851,460	903,500	(1,748,078)	3,006,882	28,535,310		—	(3,239,759)
Lattice Semiconductor Corp.	6,466,700	—	(1,332,500)	5,134,200	—	[a]	—	732,130
M/I Homes Inc.	1,385,700	—	(370,724)	1,014,976	—	[a]	—	597,865
Nanometrics Inc.	1,610,800	—	(994,600)	616,200	—	[a]	—	8,820,067
Pfenex Inc.	1,175,631	—	—	1,175,631	5,654,785		—	—
The Spectranetics Corp.	2,276,600	—	(869,400)	1,407,200	—	[a]	—	(4,111,859)
Sportsman’s Warehouse Holdings Inc.	2,972,800	971,900	—	3,944,700	16,133,823		—	—
US Ecology Inc.	1,119,090	—	(180,400)	938,690	—	[a]	—	(274,399)
Total Affiliated Securities (Value is 2.6% of Net Assets)					$67,045,436		$—	$26,606,892

aAs of April 30, 2017, no longer an affiliate.

9. Reorganization

On August 26, 2016, Franklin Growth Opportunities Fund (Surviving Fund), pursuant to a plan of reorganization approved on August 5, 2016 by shareholders of Franklin Flex Cap Growth Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $1,013,454,475 of unrealized appreciation, through a tax-free exchange of 81,621,242 shares of the Surviving Fund (valued at $2,610,454,049). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $3,936,549,167.

The primary purpose for the reorganization was to combine the Acquired Fund with a fund that has identical investment goals and generally similar principal investment strategies and principal investment risk, better historical investment performance, both on a total return basis and a risk-adjusted basis, and more favorable sales prospects. The estimated cost of the reorganization was $797,000, of which the Surviving Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on May 1, 2016, the Fund’s pro forma results of operations, would have been as follows:

Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets from Operations
For the period May 1, 2016 through April 30, 2017	$(11,383,914)	$575,079,130	$563,695,216

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

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10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2017, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Focused Core Equity Fund
Assets:
Investments in Securities:
Equity Investments[a]	$129,756,728	$—	$—	$129,756,728
Short Term Investments	2,075,737	—	—	2,075,737
Total Investments in Securities	$131,832,465	$—	$—	$131,832,465

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$522,452,218	$—	$11,896,616	$534,348,834
Health Care	508,401,098	—	1,377,989	509,779,087
Information Technology	1,462,067,270	—	3,996,768	1,466,064,038
All Other Equity Investments[a]	994,023,147	—	—	994,023,147
Short Term Investments	55,627,362	—	—	55,627,362
Total Investments in Securities	$3,542,571,095	$—	$17,271,373	$3,559,842,468

Receivables:
Investment Securities Sold	$—	$—	$3,028,181	$3,028,181

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11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$395,951,831	$—	$28,079,771	$424,031,602
Information Technology	763,465,659	—	16,122,588	779,588,247
All Other Equity Investments[a]	1,367,631,280	—	—	1,367,631,280
Short Term Investments	106,566,728	—	—	106,566,728
Total Investments in Securities	$2,633,615,498	$—	$44,202,359	$2,677,817,857

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$644,848,588	$—	$22,446,944	$667,295,532
All Other Equity Investments[a]	2,781,052,818	—	—	2,781,052,818
Short Term Investments	133,872,460	—	—	133,872,460
Total Investments in Securities	$3,559,773,866	$—	$22,446,944	$3,582,220,810

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At April 30, 2017, the reconciliation of assets are as follows:

										Net Change in
										Unrealized
										Appreciation
							Net	Net		(Depreciation)
	Balance at			Transfer	Transfer		Realized	Unrealized	Balance	on Assets
	Beginning of			Into	Out of	Cost Basis	Gain	Appreciation	at End	Held at
	Year	Purchases	Sales	Level 3[a]	Level 3[b]	Adjustments	(Loss)	(Depreciation)	of Year	Year End
Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Discretionary	$10,761,537	$ 8,999,998	$—	$9,092,042	$ —	$—	$—	$ (773,806)	$28,079,771	$ (773,806)
Information Technology	—	14,099,990	—	—	—	—	—	2,022,598	16,122,588	2,022,598
Convertible Bonds	9,726,750	1,200,000	—	—	(8,758,810)	—	—	(2,167,940)	—	—
Total	$20,488,287	$24,299,988	$—	$9,092,042	$(8,758,810)	$—	$—	$ (919,148)	$44,202,359	$1,248,792

aThe investment was transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities. May include amounts related to a corporate action.

bThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities. May include amounts related to a corporate action.

cIncludes preferred stocks.

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Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2017, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$19,079,773	Market Approach	Enterprise Value	$775 (mil) - $1,000 (mil)	Increase	[c]
			Merger Probability	50.0%	Increase
		Market Comparables	Discount for lack of marketability	10.6%-25.0%	Decrease	[c]
All Other Investments[d]	25,122,586
Total	$44,202,359

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes preferred stocks.

cRepresents a significant impact to fair value and net assets.

dIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR   American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of the Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund (the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 20, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2017:

Franklin Growth Opportunities Fund	Franklin Small-Mid Cap Growth Fund

$70,410,336	$200,510,460

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2017:

Franklin Small-Mid Cap Growth Fund

$15,010,212

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2017:

Franklin Small-Mid Cap Growth Fund

100%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2017:

Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$1,499,729	$15,023,766	$8,316,794	$19,059,289

Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	142	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	142	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	116	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	158	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	142	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3; Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

(each a Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

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SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Focused Core Equity Fund - The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap core funds. The Fund has been in operation for less than 10 years. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted management’s explanation that underperformance over the one-and three-year periods was primarily related to a small number of holdings in this concentrated strategy. In particular, management explained that two holdings within the pharmaceutical industry detracted from the Fund’s returns and that the investment team eliminated one of the holdings and retained the other based on its view of relative attractiveness. Management further explained that such industry in general was a poor performing sector due to concerns over drug pricing and the role of specialty pharmacies. The Board also noted management’s explanation that underperformance over the five-year period was due to several portfolio holdings that were holdovers from the former investment team, all of which have been eliminated by the current investment team. The Board further noted that the investment team continues to believe in its focus on intrinsic value, bottom-up fundamental research and a patient/opportunistic approach. In addition, the Board noted that the Fund’s annualized total return for each period was positive and for the one-year period, while below the median, exceeded 17.9%.

Franklin Growth Opportunities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance

Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted management’s explanation that over the one-year performance period value and cyclical equities outperformed growth equities, which broadly weighed on Fund performance. The Board also noted management’s further explanation that the Fund’s underweight position in the industrial sector additionally detracted from performance as cyclical industries performed well following the presidential election in November 2016. The Board further noted that management explained that the magnitude of underperformance in the one-year time period contributed to a significant portion of the three- and five-year fund underperformance. In addition, the Board noted that the Fund’s annualized total return for the one- and five-year periods, while below the median, each exceeded 11%.

Franklin Small Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional small-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods was above the median of its Performance Universe, but for the three-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund is currently closed to new investors, except for certain types of investors. The Board also noted that effective on or about April 28, 2017, the Fund will reopen Class R6 shares to new investors who are eligible to purchase Class R6 shares.

Franklin Small-Mid Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional mid-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable and that it would continue to closely monitor such performance. In doing so, the Board noted management’s explanation that the Fund’s positioning in the health care sector was a primary detractor from benchmark relative performance over the one-, three-, and five-year periods, particularly as a result of recent pricing pressure and public scrutiny on drug price increases for several holdings within the pharmaceutical industry. The Board also noted management’s explanation that avoiding certain benchmark holdings with high valuations also contributed to underperformance, as those companies ultimately performed better than expected. The Board further noted that the Fund’s annualized total return for each period, while below the median, was positive and for the one-year period exceeded 19%.

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SHAREHOLDER INFORMATION

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Focused Core Equity Fund - The Expense Group for this Fund included the Fund and 12 other multi-cap core funds. The Board noted that the Management Rate for this Fund was above the median of its Expense Group, but its actual total expense ratio was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted management’s explanation that the Fund’s assets under management are small relative to a broader group of peers; at $139 million in assets under management as of December 31, 2016, the Fund has not yet achieved the benefits of scale to meet the next breakpoint in its investment manager fee schedule. The Board also noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund - The Expense Group for the Franklin Growth Opportunities

Fund included the Fund and 15 other multi-cap growth funds. The Expense Group for the Franklin Small Cap Growth Fund included the Fund and 14 other small-cap growth funds. The Expense Group for the Franklin Small-Mid Cap Growth Fund included the Fund and 14 other mid-cap growth funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable. In doing so, the Board noted that the Franklin Growth Opportunities Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

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SHAREHOLDER INFORMATION

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and

Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Strategic Series
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FSS1 A 06/17

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

April 30, 2017

Franklin Strategic Series

Franklin Biotechnology Discovery Fund
Franklin Natural Resources Fund

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended April 30, 2017, mostly upbeat economic data, improved U.S. corporate earnings and supportive monetary policies were positives for the securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%, noting improved employment and hints of higher inflation. The 10-year U.S. Treasury yield began the period at 1.83% and ended the period at 2.29%. In this environment, U.S. stocks, as measured by the Standard & Poor’s 500® Index, generated a +17.92% total return for the 12-month period.1

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s second and third quarters, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 5.0% in April 2016 to 4.4% at period-end.1 Monthly retail sales were volatile, but grew during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.1% to 2.2% during the period.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in the U.S. labor market and inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data, better U.S. corporate earnings and signs of improvement in the Chinese and European economies. Ongoing expansionary monetary policies from key central banks, investor optimism arising from pro-growth and pro-business policy plans in the U.S. and the results of the first round of presidential elections in France also helped U.S. equities. However, the U.K.’s historic vote to leave the European Union (also known as “Brexit”), global growth concerns and geopolitical tensions in the Middle East and Korean peninsula weighed on market sentiment. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index, generated a +17.92% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of April 30, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Biotechnology Discovery Fund

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2017. Effective July 8, 2014, with limited exceptions, the Fund closed to new investors. Effective May 16, 2016, the Fund reopened to new investors.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance Overview

The Fund’s Class A shares delivered a +20.02% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, generated a +11.51% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of the U.S. stock market, produced a +17.92% total return.1 Finally, domestic and international-based stocks, as measured by the NASDAQ Composite Index®, posted a +28.18% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive

Portfolio Composition

Based on Total Net Assets as of 4/30/17

advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Manager’s Discussion

During the 12 months under review, the biotechnology industry experienced significant volatility in response to increased scrutiny over drug pricing leading up to the U.S. presidential election in November 2016. Please keep in mind that volatility is not uncommon in the biotechnology industry, and we seek to take advantage of short-term volatility by initiating positions or adding to existing holdings in companies we believe are undervalued. Overall, the biotechnology industry had strong gains for the reporting period.

Key contributors included TESARO, Incyte and Celgene. Oncology-focused biopharmaceutical company TESARO announced better-than-expected Phase 3 trial results in June 2016 for its PARP inhibitor, niraparib, in ovarian cancer. We believe niraparib may have a best-in-class profile and that the trial results demonstrated a broad market potential for the drug. Oncology therapeutics firm Incyte announced clinical collaborations for epacadostat, an IDO inhibitor to treat various cancers. In addition, the company’s sales of Jakafi, which is used to treat intermediate- or high-risk myelofibrosis, a disorder that affects bone marrow, drove 2016 revenue growth. Biotechnology firm Celgene’s strong performance during the review period was aided by subsiding concerns about government regulation on drug pricing. As an industry, biotechnology had underperformed the broader market leading

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 22.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

into the November 2016 election as consensus expectations were for a Hillary Clinton victory. With the election of Donald Trump, and more importantly, the Republican sweep in Congress, investors viewed the risk of government intervention on drug pricing as diminished.

In contrast, key detractors from the Fund’s absolute performance during the reporting period included Gilead Sciences, Heron Therapeutics and Ophthotech (no longer held by period-end). Biopharmaceutical company Gilead Sciences was impacted by slower sales trends in key products. Shares of clinical-stage biotechnology company Heron Therapeutics declined as approval of Sustol, the company’s drug to treat nausea and vomiting associated with chemotherapy, was delayed until August 2016 from an initial expectation of early 2016. Sustol’s early sales have been lower than expected. These negative factors were offset somewhat by positive data for HTX-011 to treat pain. Ophthotech is a biopharmaceutical company that develops treatments for eye diseases. The company’s Phase 3 clinical trial studying Fovista to treat age-related macular degeneration failed and showed little effect, which was surprising to us given the positive effect that was seen in the Phase 2 trial. The stock declined significantly following the trial result.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

Evan McCulloch, CFA Lead Portfolio Manager

Christopher Lee, M.D.
Steven Kornfeld, CFA

Portfolio Management Team

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Celgene Corp.	9.5%
Biotechnology
Biogen Inc.	6.5%
Biotechnology
Alexion Pharmaceuticals Inc.	5.9%
Biotechnology
Incyte Corp.	5.8%
Biotechnology
Tesaro Inc.	5.6%
Biotechnology
Regeneron Pharmaceuticals Inc.	4.6%
Biotechnology
Gilead Sciences Inc.	4.2%
Biotechnology
Illumina Inc.	4.1%
Life Sciences Tools & Services
Neurocrine Biosciences Inc.	3.4%
Biotechnology
Vertex Pharmaceuticals Inc.	3.3%
Biotechnology

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+20.02%	+13.12%
5-Year	+144.76%	+18.20%
10-Year	+233.94%	+12.15%

Advisor[4]
1-Year	+20.32%	+20.32%
5-Year	+148.05%	+19.92%
10-Year	+241.02%	+13.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/07–4/30/17)

Advisor Class (5/1/07–4/30/17)4

See page 8 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$1.7284	$4.2035	$5.9319
C	$1.2918	$4.2035	$5.4953
R6	$2.3023	$4.2035	$6.5058
Advisor	$2.0807	$4.2035	$6.2842

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.99%	1.00%
Advisor	0.75%	0.76%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +286.01% and +19.28%.

5. Source: Morningstar. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,196.00	$5.50	$1,019.79	$5.06	1.01%
C	$1,000	$1,191.70	$9.56	$1,016.07	$8.80	1.76%
R6	$1,000	$1,198.40	$3.33	$1,021.77	$3.06	0.61%
Advisor	$1,000	$1,197.50	$4.14	$1,021.03	$3.81	0.76%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Natural Resources Fund

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services.

Performance Overview

The Fund’s Class A shares delivered a +1.37% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Sector Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, generated a +2.59% total return.1 Also in comparison, the S&P 500, which is a broad measure of the U.S. stock market, generated a +17.92% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects and greater commodity price leverage. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 4/30/17

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Sector Overview

Global commodity prices were mixed during the 12 months under review. Despite heightened volatility during the period, energy commodities and industrial metals generally rose as oversupply concerns subsided. However, precious metals, with the exception of palladium, declined due to a strong U.S. dollar, the U.S. Federal Reserve’s (Fed’s) two interest-rate increases and expectations for higher interest rates in 2017.

Crude oil prices ended the period higher despite periods of heightened volatility, especially during the summer and early fall of 2016, aided by an agreement between the Organization

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 30.

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FRANKLIN NATURAL RESOURCES FUND

Portfolio Composition

Based on Total Net Assets as of 4/30/17

of the Petroleum Exporting Countries (OPEC) and major non-OPEC producers, including Russia, to curb production, which helped ease concerns about rising oil exports from several members and provided a path to inventory reductions. OPEC and non-OPEC producers’ compliance with production quotas and speculation that OPEC would extend the agreement to curb output at its meeting in May 2017 further supported oil prices. However, investor concerns that growing U.S. production and higher rig counts could offset the continuing effort to reduce global stockpiles restricted price gains.

U.S. natural gas prices rose for the 12 months under review, despite periods of weakness resulting from smaller-than-anticipated seasonal withdrawals from stockpiles due to a mild winter in North America. Despite the long stretch of warm winter conditions in North America, natural-gas supplies ended the first quarter tighter than the prior year due to waning production and rising exports. Although the surplus in early 2017 is smaller than last year, it has persisted, leading some investors to be concerned that production will eventually increase as stronger prices could lead producers to increase rig counts and drilling activity, associated gas produced from newly drilled oil wells in shale plays grows, and pipelines out of Appalachia provide more capacity to higher priced end markets.

Gold prices declined slightly for the 12-month period, as a rally in the first four months of 2017 failed to offset the price plunge in the latter part of 2016 amid the U.S. dollar’s rapid appreciation, the Fed’s December rate increase and lower demand for gold exchange-traded funds. Gold partially recovered amid increased physical demand and investor concerns about U.S. President Donald Trump’s political and economic policies, a slower U.S. economic expansion in the first quarter, the outcome of the French election and geopolitical tensions. Among other precious metals, silver and platinum prices declined, while palladium prices rose, supported by emissions-catalyst demand from automobile manufacturers and tight supplies. Industrial metals performed well after the U.S. presidential election and as the global economy improved. Copper prices rose amid higher demand from China and supply disruptions at some of the world’s major mines. Other industrial metals rose in price, including iron ore, aluminum and zinc.

Manager’s Discussion

The Fund’s fiscal year ended April 30, 2017, was somewhat volatile, including the peaking of a recovery in various commodities and commodity-linked equities followed by a retrenchment driven by growing economic concerns and deflation of the U.S. presidential election mini-bubble. In addition to the usual catalysts that included U.S. dollar strength, supply-and-demand imbalances and China economic worries, new factors also impacted commodities and commodity-linked equities, such as India’s demonetization program to recall large-denominated currency notes to fight corruption. The Fund performed relatively well in this environment, though most of the benefits of the recovery had been realized near the beginning of the 12-month reporting period.

The Fund’s holdings in the diversified metals and mining industry contributed significantly to absolute results, despite a price pullback in industrial metals and related equities in March and April. Stock selection within the industry contributed to performance relative to the S&P North American Natural Resources Index, notably an overweighted position in Teck Resources (Canada) and several off-benchmark holdings that managed to generate robust returns despite the pullback, notably Glencore (Switzerland), BHP Billiton (U.K.), South32 (Australia) and Rio Tinto (U.K.). Overall, the Fund’s overweighted industry holdings significantly outperformed the index’s industry components.

Stock selection and an underweighting in the integrated oil and gas industry contributed to relative performance, as the Fund’s overall industry holdings outperformed the index’s industry

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FRANKLIN NATURAL RESOURCES FUND

Top 10 Holdings

4/30/17

Company Sector/Industry	% of Total Net Assets
Schlumberger Ltd. Oil & Gas Equipment & Services	5.0%
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	3.6%
Royal Dutch Shell PLC Integrated Oil & Gas	3.5%
Noble Energy Inc. Oil & Gas Exploration & Production	3.5%
Halliburton Co. Oil & Gas Equipment & Services	3.4%
Occidental Petroleum Corp. Integrated Oil & Gas	3.3%
EOG Resources Inc. Oil & Gas Exploration & Production	2.9%
Suncor Energy Inc. Integrated Oil & Gas	2.5%
Kinder Morgan Inc. Oil & Gas Storage & Transportation	2.5%
Cabot Oil & Gas Corp. Oil & Gas Exploration & Production	2.5%

components. European integrated oil and gas companies Total (France), Royal Dutch Shell (U.K.) and BP (U.K.), which are not part of the index, outperformed the index holdings and U.S. company Exxon Mobil, which is a large index weighting and declined during the period. Conversely, an underweighted position in Chevron (U.S.), which posted a positive return, detracted from performance.

Stock selection in gold and in oil and gas exploration and production (E&P) also contributed to the Fund’s performance, as the Fund’s holdings in these industries generally outperformed the index’s industry components. In gold, a lack of ownership or underweighted positions in poor performers helped, as did an off-benchmark position in B2Gold (Canada), which posted robust returns. In E&P, off-benchmark investments in Aker BP (Norway) and SRC Energy (U.S.), as well as overweighted positions in Rice Energy (U.S.) and Anadarko Petroleum (U.S.), benefited absolute and relative performance. Avoidance of several index components that posted negative returns also helped Fund performance.

In contrast, an underweighting in oil and gas storage and transportation was a major detractor from the Fund’s relative performance as the industry performed well amid a recovery in oil and natural gas prices, increased drilling activity and expected production growth, which led to increased throughput in pipelines and expectations of more to come. Although the

Fund’s overall industry holdings outperformed the index’s industry components, a lack of ownership in several index components that performed well hurt relative performance.

Oilfield services also detracted from relative performance, due to the Fund’s overweighted position and weak relative performance, with losses concentrated in offshore-focused companies, which suffered from continued fundamental weakness in offshore markets and the stalled-out recovery in oil prices. Investor concerns that increased drilling activity and related production would drive oil prices lower and hurt spending also weighed on the industry, including several companies with an onshore focus, though some of the largest detractors are hybrid companies with onshore and offshore exposure. Key detractors included overweighted holdings in hybrid company Superior Energy Services (U.S.) and offshore-focused company Oceaneering International (U.S.), as well as an off-benchmark position in offshore-focused company Hornbeck Offshore Services (U.S.; no longer held by period-end).

A lack of exposure to the paper and packaging industry and an underweighting in the construction materials industry, which are both economically sensitive, also detracted from relative performance.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

Frederick G. Fromm, CFA

Matthew J. Adams, CFA

Stephen M. Land, CFA

Portfolio Management Team

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FRANKLIN NATURAL RESOURCES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	13

FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+1.37%	-4.47%
5-Year	-27.63%	-7.36%
10-Year	-17.18%	-2.45%

Advisor
1-Year	+1.64%	+1.64%
5-Year	-26.60%	-6.00%
10-Year	-14.76%	-1.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

14	Annual Report	franklintempleton.com

FRANKLIN NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/07–4/30/17)

Advisor Class (5/1/07–4/30/17)

See page 16 for Performance Summary footnotes.

franklintempleton.com	Annual Report	15

FRANKLIN NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.2765
C	$0.1336
R6	$0.3748
Advisor	$0.3587

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.14%	1.15%
Advisor	0.87%	0.88%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

16	Annual Report	franklintempleton.com

FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,012.50	$5.09	$1,019.74	$5.11	1.02%
C	$1,000	$1,008.80	$8.82	$1,016.02	$8.85	1.77%
R6	$1,000	$1,014.70	$2.65	$1,022.17	$2.66	0.53%
Advisor	$1,000	$1,013.80	$3.84	$1,020.98	$3.86	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	17

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Biotechnology Discovery Fund

	Year Ended April 30,
	2017	2016	2015	2014	2013

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$128.19	$182.30	$129.27	$105.95	$ 76.22

Income from investment operations[a]:

Net investment income (loss)[b]	(0.79)	(0.94)	(1.09)	(1.07)	(0.76)

Net realized and unrealized gains (losses)	25.75	(39.39)	60.79	33.18	30.56

Total from investment operations	24.96	(40.33)	59.70	32.11	29.80

Less distributions from:

Net investment income	(1.73)	—	—	—	(0.07)

Net realized gains	(4.20)	(13.78)	(6.67)	(8.79)	—

Total distributions	(5.93)	(13.78)	(6.67)	(8.79)	(0.07)

Net asset value, end of year	$147.22	$128.19	$182.30	$129.27	$105.95

Total return[c]	20.02%	(23.55)%	46.81%	30.60%	39.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.04%	0.99%	1.00%	1.10%	1.20%

Expenses net of waiver and payments by affiliates	1.02% [d]	0.98% [d]	1.00% [d,e]	1.10% [d,e]	1.20%

Net investment income (loss)	(0.58)%	(0.56)%	(0.67)%	(0.82)%	(0.88)%

Supplemental data

Net assets, end of year (000’s)	$1,176,687	$1,074,903	$1,601,906	$1,141,890	$653,718

Portfolio turnover rate	34.12%	22.13%	41.43%	48.70%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$125.99	$180.67	$129.11	$159.15

Income from investment operations[b]:

Net investment income (loss)[c]	(1.81)	(2.11)	(2.38)	(0.34)

Net realized and unrealized gains (losses)	25.29	(38.79)	60.61	(29.70)

Total from investment operations	23.48	(40.90)	58.23	(30.04)

Less distributions from:

Net investment income	(1.29)	—	—	—

Net realized gains	(4.20)	(13.78)	(6.67)	—

Total distributions	(5.49)	(13.78)	(6.67)	—

Net asset value, end of year	$143.98	$125.99	$180.67	$129.11

Total return[d]	19.14%	(24.09)%	45.76%	(18.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.79%	1.71%	1.75%	1.82%

Expenses net of waiver and payments by affiliates[f]	1.77%	1.70%	1.75% [g]	1.82% [g]

Net investment income (loss)	(1.33)%	(1.28)%	(1.42)%	(1.52)%

Supplemental data

Net assets, end of year (000’s)	$53,935	$17,562	$23,051	$5,486

Portfolio turnover rate	34.12%	22.13%	41.43%	48.70%

aFor the period March 4, 2014 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	19

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$131.37	$185.75	$131.09	$104.56

Income from investment operations[b]:

Net investment income (loss)[c]	(0.25)	(0.32)	(0.45)	(0.49)

Net realized and unrealized gains (losses)	26.41	(40.28)	61.78	35.81

Total from investment operations	26.16	(40.60)	61.33	35.32

Less distributions from:

Net investment income	(2.30)	—	—	—

Net realized gains	(4.20)	(13.78)	(6.67)	(8.79)

Total distributions	(6.50)	(13.78)	(6.67)	(8.79)

Net asset value, end of year	$151.03	$131.37	$185.75	$131.09

Total return[d]	20.50%	(23.24)%	47.40%	34.10%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.63%	0.60%	0.60%	0.63%

Expenses net of waiver and payments by affiliates[f]	0.61%	0.59%	0.60% [g]	0.63% [g]

Net investment income (loss)	(0.17)%	(0.17)%	(0.27)%	(0.35)%

Supplemental data

Net assets, end of year (000’s)	$8,891	$5,568	$76,436	$50,846

Portfolio turnover rate	34.12%	22.13%	41.43%	48.70%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$130.67	$185.12	$130.86	$106.86	$ 76.65

Income from investment operations[a]:

Net investment income (loss)[b]	(0.46)	(0.55)	(0.70)	(0.69)	(0.52)

Net realized and unrealized gains (losses)	26.27	(40.12)	61.63	33.48	30.80

Total from investment operations	25.81	(40.67)	60.93	32.79	30.28

Less distributions from:

Net investment income	(2.08)	—	—	—	(0.07)

Net realized gains	(4.20)	(13.78)	(6.67)	(8.79)	—

Total distributions	(6.28)	(13.78)	(6.67)	(8.79)	(0.07)

Net asset value, end of year	$150.20	$130.67	$185.12	$130.86	$106.86

Total return	20.32%	(23.36)%	47.17%	31.02%	39.51%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.79%	0.75%	0.75%	0.80%	0.91%

Expenses net of waiver and payments by affiliates	0.77% [c]	0.74% [c]	0.75% [c,d]	0.80% [c,d]	0.91%

Net investment income (loss)	(0.33)%	(0.32)%	(0.42)%	(0.52)%	(0.59)%

Supplemental data

Net assets, end of year (000’s)	$159,894	$93,263	$167,035	$91,012	$25,744

Portfolio turnover rate	34.12%	22.13%	41.43%	48.70%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	21

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Biotechnology Discovery Fund

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 97.5%
Biotechnology 83.9%
[a] Acadia Pharmaceuticals Inc.	United States	949,600	$32,599,768
[a] Acceleron Pharma Inc.	United States	186,700	6,164,834
[a,b] ADMA Biologics Inc.	United States	135,600	611,556
[a] Alder Biopharmaceuticals Inc.	United States	94,400	1,892,720
[a] Alexion Pharmaceuticals Inc.	United States	641,300	81,945,314
Amgen Inc.	United States	253,900	41,466,948
[a] Amicus Therapeutics Inc.	United States	736,100	5,653,248
[a,b] AnaptysBio, Inc.	United States	102,470	2,733,900
[a,b,c] Aptose Biosciences Inc., 144A	Canada	189,431	165,157
[a,b] Aquinox Pharmaceuticals Inc.	Canada	469,500	6,892,260
[a,b,d] ARCA biopharma Inc.	United States	478,077	1,290,808
[a,d,e] ARCA biopharma Inc., wts., 6/16/22	United States	1,338,619	61,040
[a] Array BioPharma Inc.	United States	1,270,100	11,011,767
[a] Audentes Therapeutics Inc.	United States	139,400	2,077,060
[a,b] Aurinia Pharmaceuticals Inc.	Canada	459,100	3,218,291
[a] AveXis Inc.	United States	237,118	19,087,999
[a,b] Axovant Sciences Ltd.	United States	589,582	14,291,468
[a] Bellicum Pharmaceuticals Inc.	United States	257,000	3,436,090
[a] Biogen Inc.	United States	334,761	90,790,531
[a] BioMarin Pharmaceutical Inc.	United States	410,256	39,318,935
[a] Bioverativ Inc.	United States	134,280	7,897,007
[a] Bluebird Bio Inc.	United States	190,000	16,900,500
[a] Blueprint Medicines Corp.	United States	76,400	3,558,712
[a,b] Calithera Biosciences Inc.	United States	275,500	2,989,175
[a,b] Cara Therapeutics Inc.	United States	202,400	3,216,136
[a] Cascadian Therapeutics Inc.	United States	457,783	1,945,578
[a] Celgene Corp.	United States	1,076,900	133,589,444
[a] Celldex Therapeutics Inc.	United States	1,265,929	4,215,544
[a,b] Cellectis SA, ADR	France	97,200	2,343,492
[a] ChemoCentryx Inc.	United States	817,508	5,918,758
[a] Clovis Oncology Inc.	United States	359,000	20,782,510
[a] Concert Pharmaceuticals Inc.	United States	263,800	4,186,506
[a,b] CRISPR Therapeutics AG	Switzerland	136,300	2,319,826
[a,f] CRISPR Therapeutics AG, Reg S	Switzerland	137,714	2,241,261
[a] CytomX Therapeutics Inc.	United States	125,100	1,965,321
[a,b] DelMar Pharmaceuticals Inc.	Canada	388,770	1,045,791
[a,e] DelMar Pharmaceuticals Inc., wts., 2/01/49	Canada	291,578	149,989
[a,b] Dynavax Technologies Corp.	United States	368,070	2,042,788
[a] Edge Therapeutics Inc.	United States	702,846	7,295,541
[a] Epizyme Inc.	United States	450,800	8,136,940
[a] Exelixis Inc.	United States	765,100	17,138,240
[a,d] Fate Therapeutics Inc.	United States	2,373,777	10,895,636
[a,b] Genocea Biosciences Inc.	United States	1,133,200	7,241,148
Gilead Sciences Inc.	United States	854,100	58,548,555
[a] GlycoMimetics Inc.	United States	379,800	1,633,140
[a] Heron Therapeutics Inc.	United States	1,700,356	26,100,465
[a] Immune Design Corp.	United States	241,427	1,581,347
[a] Incyte Corp.	United States	653,200	81,179,696
[a,f] Intarcia Therapeutics Inc., DD	United States	80,195	4,811,700
[a,b] Intellia Therapeutics Inc.	United States	112,400	1,637,668
[a] Karyopharm Therapeutics Inc.	United States	652,554	6,669,102
[a] Kite Pharma Inc.	United States	88,844	7,292,315

22	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a] La Jolla Pharmaceutical Co.	United States	296,900	$8,610,100
[a] Lion Biotechnologies Inc.	United States	1,378,100	9,439,985
[a] Loxo Oncology Inc.	United States	162,200	7,470,932
[a] MacroGenics Inc.	United States	223,000	4,819,030
[a,b] Merrimack Pharmaceuticals Inc.	United States	1,402,187	4,669,283
[a] Merus BV	Netherlands	240,506	5,339,233
[a] Minerva Neurosciences Inc.	United States	321,900	2,446,440
[a,b] Mirna Therapeutics Inc.	United States	545,947	1,146,489
[a] Natera Inc.	United States	392,629	3,553,292
[a] Neurocrine Biosciences Inc.	United States	898,400	47,974,560
[a] NewLink Genetics Corp.	United States	205,300	3,837,057
[a,e] Northwest Biotherapeutics Inc., wts., 2/20/19	United States	223,880	2,516
[a] OncoMed Pharmaceuticals Inc.	United States	376,800	1,484,592
[a] OvaScience Inc.	United States	250,154	377,733
[a] Pfenex Inc.	United States	532,384	2,560,767
[a] ProQR Therapeutics NV	Netherlands	123,300	604,170
[a] Proteostasis Therapeutics Inc.	United States	88,600	535,587
[a] Ra Pharmaceuticals Inc.	United States	140,500	3,315,800
[a] Radius Health Inc.	United States	157,400	6,149,618
[a] Regeneron Pharmaceuticals Inc.	United States	167,009	64,881,326
[a] REGENXBIO Inc.	United States	345,200	7,214,680
[a] Retrophin Inc.	United States	376,194	7,369,640
[a] Sage Therapeutics Inc.	United States	135,770	9,639,670
[a] Seattle Genetics Inc.	United States	12,069	824,313
[a] Stemline Therapeutics Inc.	United States	548,004	4,877,236
[a] Tesaro Inc.	United States	528,344	77,978,291
[a,b] TG Therapeutics Inc.	United States	504,000	5,569,200
[a] Threshold Pharmaceuticals Inc., wts., 2/12/20	United States	439,500	—
[a] Tocagen Inc.	United States	108,400	1,515,432
[a,b] Tracon Pharmaceuticals Inc.	United States	333,860	1,185,203
[a,b] Trillium Therapeutics Inc.	Canada	158,100	972,315
[a,b] Vascular Biogenics Ltd.	Israel	340,900	1,943,130
[a] Vertex Pharmaceuticals Inc.	United States	388,800	45,995,040
[a] vTv Therapeutics Inc., A	United States	370,900	2,043,659
[a] Xencor Inc.	United States	230,332	5,912,622

			1,174,438,466

Life Sciences Tools & Services 4.1%
[a] Illumina Inc.	United States	309,700	57,251,142

Pharmaceuticals 9.5%
[a,f] Acerta Pharma BV	Netherlands	107,297,280	4,153,049
[a] Aclaris Therapeutics Inc.	United States	349,062	9,812,133
[a,b] Agile Therapeutics Inc.	United States	846,353	3,038,407
[a,b,d] Alcobra Ltd.	Israel	1,737,306	1,997,902
[a] Aratana Therapeutics Inc.	United States	904,000	5,604,800
[a,b,d] BioPharmX Corp.	United States	1,900,375	1,570,470
[a,c,d] BioPharmX Corp., 144A	United States	1,945,737	1,607,957
[a,d,e] BioPharmX Corp., wts., 3/29/21	United States	108,000	39,908
[a,d,e] BioPharmX Corp., wts., 11/22/23	United States	1,259,925	544,390
[a] Collegium Pharmaceutical Inc.	United States	442,700	4,342,887
[a,b] Egalet Corp.	United States	1,032,677	3,944,826
[a] Flex Pharma Inc.	United States	170,200	585,488

franklintempleton.com	Annual Report	23

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals (continued)
[a] Foamix Pharmaceuticals Ltd.	Israel	371,100	$1,562,331
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	106,767	12,676,446
[a] Jazz Pharmaceuticals PLC	United States	97,900	15,593,512
[a,b] Marinus Pharmaceuticals Inc.	United States	831,820	1,197,821
[a] The Medicines Co.	United States	405,700	20,009,124
[a,b] Nabriva Therapeutics AG, ADR	Austria	140,100	1,503,273
[a,b] Neos Therapeutics Inc.	United States	614,800	4,365,080
[a] Neuroderm Ltd.	Israel	232,600	6,716,325
[a,b,g] Novan Inc.	United States	120,969	658,071
[a] Paratek Pharmaceuticals Inc.	United States	107,993	2,316,450
[a] Revance Therapeutics Inc.	United States	377,100	8,201,925
[a,b] TherapeuticsMD Inc.	United States	2,700,640	13,773,264
[a,b] Zogenix Inc.	United States	246,315	2,709,465
[a] Zymeworks Inc.	Canada	296,400	3,853,200

			132,378,504

Total Common Stocks and Other Equity Interests
(Cost $858,410,734)			1,364,068,112

Preferred Stocks 0.3%
Biotechnology 0.1%
[a,f] True North Therapeutics Inc., pfd., Series D, 144A	United States	759,880	1,900,004

Pharmaceuticals 0.2%
[a,f] G1 Therapeutics Inc., pfd.	United States	942,380	3,028,056

Total Preferred Stocks
(Cost $4,700,003)			4,928,060

Total Investments before Short Term Investments
(Cost $863,110,737)			1,368,996,172

Short Term Investments 6.1%
Money Market Funds (Cost $26,158,969) 1.9%
[h,i] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	26,158,969	26,158,969

[j] Investments from Cash Collateral Received for Loaned
Securities (Cost $59,514,173) 4.2%
Money Market Funds 4.2%
[h,i] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	59,514,173	59,514,173

Total Investments (Cost $948,783,879) 103.9%			1,454,669,314
Other Assets, less Liabilities (3.9)%			(55,262,062)

Net Assets 100.0%			$1,399,407,252

24	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

See Abbreviations on page 49.

aNon-income producing.

bA portion or all of the security is on loan at April 30, 2017. See Note 1(c).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $1,773,114, representing 0.1% of net assets.

dSee regarding holdings of 5% voting securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2017, the aggregate value of these securities was $797,843, representing 0.1% of net assets.

fSee Note 7 regarding restricted securities.

gAt April 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.

hSee Note 3(f) regarding investments in affiliated management investment companies.

iThe rate shown is the annualized seven-day yield at period end.

jSee Note 1(c) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Natural Resources Fund

	Year Ended April 30,
	2017		2016	2015	2014		2013

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.02		$31.46	$39.79	$33.03		$35.81

Income from investment operations[a]:

Net investment income[b]	0.20		0.29	0.23	0.19		0.08

Net realized and unrealized gains (losses)	0.17		(6.55)	(8.27)	6.65		(2.86)

Total from investment operations	0.37		(6.26)	(8.04)	6.84		(2.78)

Less distributions from net investment income	(0.28)		(0.18)	(0.29)	(0.08)		—

Net asset value, end of year	$25.11		$25.02	$31.46	$39.79		$33.03

Total return[c]	1.37%		(19.80)%	(20.07)%	20.74%		(7.76)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.06%		1.14%	1.08%	1.07%		1.08%

Expenses net of waiver and payments by affiliates	1.05%	[d]	1.13%	1.08% [d,e]	1.07%	[d,e]	1.08%

Net investment income	0.79%		1.22%	0.67%	0.53%		0.26%

Supplemental data

Net assets, end of year (000’s)	$398,703		$461,596	$572,518	$624,250		$628,722

Portfolio turnover rate	29.74%		35.77%	30.05%	21.03%		20.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014		2013

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.25		$30.46	$38.39	$32.02		$34.96

Income from investment operations[a]:

Net investment income (loss)[b]	0.01		0.11	(0.01)	(0.06)		(0.14)

Net realized and unrealized gains (losses)	0.15		(6.31)	(7.91)	6.43		(2.80)

Total from investment operations	0.16		(6.20)	(7.92)	6.37		(2.94)

Less distributions from net investment income	(0.13)		(0.01)	(0.01)	—		—

Net asset value, end of year	$24.28		$24.25	$30.46	$38.39		$32.02

Total return[c]	0.63%		(20.37)%	(20.63)%	19.89%		(8.41)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.81%		1.87%	1.78%	1.76%		1.77%

Expenses net of waiver and payments by affiliates	1.80%	[d]	1.86%	1.78% [d,e]	1.76%	[d,e]	1.77%

Net investment income (loss)	0.04%		0.49%	(0.03)%	(0.16)%		(0.43)%

Supplemental data

Net assets, end of year (000’s)	$96,835		$107,724	$123,735	$126,651		$130,424

Portfolio turnover rate	29.74%		35.77%	30.05%	21.03%		20.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	27

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$26.73	$33.62	$42.58	$38.28

Income from investment operations[b]:

Net investment income[c]	0.47	0.51	0.46	0.19

Net realized and unrealized gains (losses)	0.04	(7.06)	(8.92)	4.31

Total from investment operations	0.51	(6.55)	(8.46)	4.50

Less distributions from net investment income	(0.37)	(0.34)	(0.50)	(0.20)

Net asset value, end of year	$26.87	$26.73	$33.62	$42.58

Total return[d]	1.89%	(19.31)%	(19.61)%	11.83%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.83%	0.60%	0.55%	0.55%

Expenses net of waiver and payments by affiliates	0.54%[f]	0.55%	0.54%[f]	0.53%[f]

Net investment income	1.30%	1.80%	1.21%	1.07%

Supplemental data

Net assets, end of year (000’s)	$218	$15	$439	$939

Portfolio turnover rate	29.74%	35.77%	30.05%	21.03%

aFor the period September 20, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2017		2016	2015	2014		2013

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$26.71		$33.63	$42.52	$35.31		$38.17

Income from investment operations[a]:

Net investment income[b]	0.29		0.36	0.35	0.31		0.21

Net realized and unrealized gains (losses)	0.17		(7.00)	(8.85)	7.10		(3.07)

Total from investment operations	0.46		(6.64)	(8.50)	7.41		(2.86)

Less distributions from net investment income	(0.36)		(0.28)	(0.39)	(0.20)		—

Net asset value, end of year	$26.81		$26.71	$33.63	$42.52		$35.31

Total return	1.64%		(19.60)%	(19.81)%	21.07%		(7.49)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.81%		0.87%	0.78%	0.77%		0.78%

Expenses net of waiver and payments by affiliates	0.80%	[c]	0.86%	0.78% [c,d]	0.77%	[c,d]	0.78%

Net investment income	1.04%		1.49%	0.97%	0.83%		0.56%

Supplemental data

Net assets, end of year (000’s)	$94,070		$90,185	$79,307	$94,651		$117,087

Portfolio turnover rate	29.74%		35.77%	30.05%	21.03%		20.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	29

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Natural Resources Fund

	Country	Shares	Value
Common Stocks 97.0%
Coal & Consumable Fuels 0.0%
[a,b] Energy Coal Resources, 144A	United States	199,375	$—

Copper 4.2%
Antofagasta PLC	United Kingdom	598,500	6,496,487
First Quantum Minerals Ltd.	Canada	293,800	2,800,453
[a] Freeport-McMoRan Inc.	United States	440,300	5,613,825
[a] Imperial Metals Corp.	Canada	380,700	1,693,054
Lundin Mining Corp.	Canada	543,100	2,896,745
Sandfire Resources NL	Australia	1,194,967	5,180,495

			24,681,059

Diversified Metals & Mining 5.4%
BHP Billiton PLC, ADR	United Kingdom	364,700	11,207,231
[a] Glencore PLC	Switzerland	1,583,400	6,227,795
Hudbay Minerals Inc.	Canada	245,800	1,467,704
[a] Nautilus Minerals Inc.	Canada	3,895,831	727,846
Rio Tinto PLC, ADR	United Kingdom	154,200	6,140,244
South32 Ltd.	Australia	1,314,600	2,736,373
Teck Resources Ltd., B	Canada	159,600	3,310,104

			31,817,297

Fertilizers & Agricultural Chemicals 0.4%
The Mosaic Co.	United States	88,200	2,375,226

Gold 6.2%
Agnico Eagle Mines Ltd.	Canada	72,000	3,442,011
Alamos Gold Inc., A	Canada	470,100	3,364,992
[a] B2Gold Corp.	Canada	1,829,800	4,598,296
Barrick Gold Corp.	Canada	318,900	5,332,008
Goldcorp Inc.	Canada	389,300	5,434,628
[a] Guyana Goldfields Inc.	Canada	758,600	3,762,709
Newcrest Mining Ltd.	Australia	184,000	2,915,213
OceanaGold Corp.	Australia	473,310	1,543,138
Randgold Resources Ltd., ADR	United Kingdom	31,700	2,789,283
Tahoe Resources Inc.	Canada	398,500	3,229,108

			36,411,386

Integrated Oil & Gas 17.1%
BP PLC, ADR	United Kingdom	182,000	6,246,240
Chevron Corp.	United States	115,500	12,323,850
Exxon Mobil Corp.	United States	148,600	12,133,190
Occidental Petroleum Corp.	United States	318,300	19,588,182
[a] Petroleo Brasileiro SA, ADR	Brazil	206,400	1,859,664
Royal Dutch Shell PLC, A	United Kingdom	48,347	1,254,043
Royal Dutch Shell PLC, A, ADR	United Kingdom	371,800	19,404,242
Suncor Energy Inc.	Canada	476,000	14,919,247
Total SA, B, ADR	France	261,810	13,396,818

			101,125,476

Oil & Gas Drilling 1.5%
Ensco PLC, A	United States	317,319	2,503,647
[a] Pioneer Energy Services Corp.	United States	931,943	2,842,426
[a] Rowan Cos. PLC	United States	265,900	3,741,213

			9,087,286

30	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Equipment & Services 20.4%
Baker Hughes Inc.	United States	203,500	$12,081,795
[a] Dril-Quip Inc.	United States	80,200	4,134,310
Halliburton Co.	United States	437,135	20,055,754
Hunting PLC	United Kingdom	253,600	1,847,745
[a] Keane Group Inc.	United States	152,200	2,103,404
[a] Mammoth Energy Services Inc.	United States	82,800	1,598,040
Oceaneering International Inc.	United States	317,000	8,365,630
[a] Oil States International Inc.	United States	179,000	5,325,250
[a] PHI Inc., non-voting	United States	117,900	1,382,967
[a] ProPetro Holding Corp.	United States	156,200	2,116,510
RPC Inc.	United States	178,000	3,234,260
Schlumberger Ltd.	United States	408,147	29,627,391
[a] Superior Energy Services Inc.	United States	923,900	11,160,712
[a] TechnipFMC PLC	United Kingdom	403,000	12,142,390
[a] Weatherford International PLC	United States	960,100	5,539,777

			120,715,935

Oil & Gas Exploration & Production 33.2%
Aker BP ASA	Norway	181,000	3,072,210
Anadarko Petroleum Corp.	United States	370,800	21,143,016
Cabot Oil & Gas Corp., A	United States	624,400	14,511,056
[a] Cairn Energy PLC	United Kingdom	1,670,300	4,203,758
[a] Callon Petroleum Co.	United States	344,000	4,072,960
Canadian Natural Resources Ltd.	Canada	326,800	10,410,480
Cimarex Energy Co.	United States	27,500	3,208,700
[a] Cobalt International Energy Inc.	United States	693,200	271,111
[a] Concho Resources Inc.	United States	73,500	9,309,510
ConocoPhillips	United States	244,100	11,694,831
[a] Diamondback Energy Inc.	United States	32,300	3,224,832
EOG Resources Inc.	United States	184,500	17,066,250
EQT Corp.	United States	197,100	11,459,394
[a] Gran Tierra Energy Inc.	Colombia	1,266,000	3,190,320
[a] Gulfport Energy Corp.	United States	185,700	2,948,916
Hess Corp.	United States	200,300	9,780,649
[a] Jagged Peak Energy Inc.	United States	385,900	4,298,926
[a] Matador Resources Co.	United States	281,246	6,097,413
Noble Energy Inc.	United States	637,200	20,600,676
[a] Ophir Energy PLC	United Kingdom	1,750,000	1,949,427
Pioneer Natural Resources Co.	United States	67,500	11,676,825
[a] Resolute Energy Corp.	United States	109,600	4,104,520
[a] Rice Energy Inc.	United States	144,200	3,070,018
[a] Sanchez Energy Corp.	United States	8,960	69,350
SM Energy Co.	United States	315,900	7,136,181
[a] SRC Energy Inc.	United States	938,600	7,077,044

			195,648,373

Oil & Gas Refining & Marketing 3.9%
HollyFrontier Corp.	United States	178,400	5,020,176
Marathon Petroleum Corp.	United States	111,000	5,654,340
Phillips 66	United States	78,900	6,277,284
Valero Energy Corp.	United States	92,600	5,982,886

			22,934,686

franklintempleton.com	Annual Report	31

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Storage & Transportation 4.4%
Enbridge Inc.	Canada	163,147	$6,762,443
Kinder Morgan Inc.	United States	704,400	14,531,772
Targa Resources Corp.	United States	82,800	4,564,764

			25,858,979

Steel 0.3%
United States Steel Corp.	United States	73,700	1,644,984

Total Common Stocks (Cost $511,803,627)			572,300,687

Convertible Preferred Stocks 1.3%
Oil & Gas Exploration & Production 1.3%
Hess Corp., 8.00%, cvt. pfd.	United States	52,900	3,155,485
[a] Sanchez Energy Corp., 4.875%, cvt. pfd., A	United States	84,500	2,392,195
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	56,000	1,893,360

Total Convertible Preferred Stocks (Cost $9,744,127)			7,441,040

Preferred Stocks (Cost $2,376,164) 0.0%
Coal & Consumable Fuels 0.0% [a,b] Energy Coal Resources, 144A, pfd.	United States	29,847	—

		Principal Amount
Convertible Bonds (Cost $3,631,941) 0.2%
Oil & Gas Exploration & Production 0.2%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	$4,787,000	1,424,132

Total Investments before Short Term Investments
(Cost $527,555,859)			581,165,859

		Shares
Short Term Investments (Cost $7,627,816) 1.3%
Money Market Funds 1.3% [c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	7,627,816	7,627,816

Total Investments (Cost $535,183,675) 99.8%			588,793,675
Other Assets, less Liabilities 0.2%			1,032,250

Net Assets 100.0%			$589,825,925

See Abbreviations on page 49.

aNon-income producing.

bSee Note 7 regarding restricted securities.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day yield at period end.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities

April 30, 2017

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$841,649,269	$527,555,859
Cost - Non-controlled affiliates (Note 3f and 8)	107,134,610	7,627,816

Total cost of investments	$948,783,879	$535,183,675

Value - Unaffiliated issuers	$1,350,988,061	$581,165,859
Value - Non-controlled affiliates (Note 3f and 8)	103,681,253	7,627,816

Total value of investments*	1,454,669,314	588,793,675
Cash	—	820
Receivables
Investment securities sold **	9,561,067	3,653,315
Capital shares sold	2,414,264	696,734
Dividends and interest	291,116	652,335
Other assets	1,082	569

Total assets	1,466,936,843	593,797,448

Liabilities:
Payables:
Investment securities purchased	3,945,640	1,431,096
Capital shares redeemed	2,676,308	1,791,827
Management fees	635,550	246,660
Distribution fees	277,935	168,259
Transfer agent fees	356,420	238,779
Payable upon return of securities loaned	59,514,173	—
Accrued expenses and other liabilities	123,565	94,902

Total liabilities	67,529,591	3,971,523

Net assets, at value	$1,399,407,252	$589,825,925

Net assets consist of:
Paid-in capital	$873,365,302	$693,915,775
Undistributed net investment income	—	1,804,541
Distributions in excess of net investment income	(6,168,715)	—
Net unrealized appreciation (depreciation)	505,629,739	53,611,777
Accumulated net realized gain (loss)	26,580,926	(159,506,168)

Net assets, at value	$1,399,407,252	$589,825,925

*Includes securities loaned	$55,292,623	$—
**Includes securities loaned	$311,010	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2017

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Class A:
Net assets, at value	$1,176,686,814	$398,702,669

Shares outstanding	7,992,444	15,877,189

Net asset value per share[a]	$147.22	$25.11

Maximum offering price per share (net asset value per share ÷ 94.25%)	$156.20	$26.64

Class C:
Net assets, at value	$53,935,492	$96,834,929

Shares outstanding	374,617	3,988,487

Net asset value and maximum offering price per share[a]	$143.98	$24.28

Class R6:
Net assets, at value	$8,890,640	$218,074

Shares outstanding	58,866	8,116

Net asset value and maximum offering price per share	$151.03	$26.87

Advisor Class:
Net assets, at value	$159,894,306	$94,070,253

Shares outstanding	1,064,532	3,508,796

Net asset value and maximum offering price per share	$150.20	$26.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2017

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Investment income:
Dividends:
Unaffiliated issuers	$3,785,964	$11,700,015
Non-controlled affiliates (Note 3f)	21,264	11,363
Interest	—	268,899
Income from securities loaned (net of fees and rebates)	1,964,855	4,928

Total investment income	5,772,083	11,985,205

Expenses:
Management fees (Note 3a)	7,709,832	3,195,138
Distribution fees: (Note 3c)
Class A	2,853,355	1,127,818
Class C	384,546	1,083,154
Transfer agent fees: (Note 3e)
Class A	1,917,529	1,215,359
Class C	64,474	291,810
Class R6	778	184
Advisor Class	200,537	253,154
Custodian fees (Note 4)	16,103	18,934
Reports to shareholders	181,279	155,102
Registration and filing fees	105,124	80,634
Professional fees	56,080	43,474
Trustees’ fees and expenses	12,642	6,153
Other	47,727	19,450

Total expenses	13,550,006	7,490,364
Expense reductions (Note 4)	(678)	(65)
Expenses waived/paid by affiliates (Note 3f and 3g)	(312,387)	(79,018)

Net expenses	13,236,941	7,411,281

Net investment income (loss)	(7,464,858)	4,573,924

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	98,014,012	(16,230,263)
Foreign currency transactions	4,244	(46,449)

Net realized gain (loss)	98,018,256	(16,276,712)

Net change in unrealized appreciation (depreciation) on:
Investments	145,053,480	23,237,758
Translation of other assets and liabilities denominated in foreign currencies	37,144	5,291

Net change in unrealized appreciation (depreciation)	145,090,624	23,243,049

Net realized and unrealized gain (loss)	243,108,880	6,966,337

Net increase (decrease) in net assets resulting from operations	$235,644,022	$11,540,261

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund

	Year Ended April 30,		Year Ended April 30,

	2017	2016	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(7,464,858)	$(8,934,186)	$4,573,924	$6,662,268
Net realized gain (loss)	98,018,256	41,508,062	(16,276,712)	(105,823,288)
Net change in unrealized appreciation (depreciation)	145,090,624	(443,061,045)	23,243,049	(46,797,418)

Net increase (decrease) in net assets resulting from operations	235,644,022	(410,487,169)	11,540,261	(145,958,438)

Distributions to shareholders from:
Net investment income:
Class A	(14,076,436)	—	(4,756,117)	(3,065,832)
Class C	(408,909)	—	(577,641)	(21,423)
Class R6	(126,292)	—	(212)	(5,056)
Advisor Class	(1,688,739)	—	(1,234,610)	(880,846)
Net realized gains:
Class A	(34,234,146)	(115,150,452)	—	—
Class C	(1,330,584)	(1,868,138)	—	—
Class R6	(230,582)	(555,624)	—	—
Advisor Class	(3,411,647)	(11,496,430)	—	—

Total distributions to shareholders	(55,507,335)	(129,070,644)	(6,568,580)	(3,973,157)

Capital share transactions: (Note 2)
Class A	(55,488,311)	(51,384,188)	(66,989,230)	1,840,165
Class C	31,398,641	2,640,554	(11,600,701)	7,417,245
Class R6	2,002,691	(63,450,822)	222,601	(222,058)
Advisor Class	50,061,306	(25,379,192)	3,702,378	24,416,177

Total capital share transactions	27,974,327	(137,573,648)	(74,664,952)	33,451,529

Net increase (decrease) in net assets	208,111,014	(677,131,461)	(69,693,271)	(116,480,066)
Net assets:
Beginning of year	1,191,296,238	1,868,427,699	659,519,196	775,999,262

End of year	$1,399,407,252	$1,191,296,238	$589,825,925	$659,519,196

Undistributed net investment income (loss) included in net assets:
End of year	$—	$(7,964,127)	$1,804,541	$3,830,515

Distributions in excess of net investment income included in net assets:
End of year	$(6,168,715)	$—	$—	$—

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Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nine separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Biotechnology Discovery Fund was closed to new investors with limited exceptions effective at the close of market July 8, 2014. Effective May 16, 2016, the Fund reopened to new investors.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If

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NOTES TO FINANCIAL STATEMENTS

the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended April 30, 2017
Shares sold	2,141,244	$293,440,540	3,407,729	$87,917,703
Shares issued in reinvestment of distributions	347,251	45,878,780	168,961	4,629,546
Shares redeemed	(2,881,393)	(394,807,631)	(6,146,306)	(159,536,479)
Net increase (decrease)	(392,898)	$(55,488,311)	(2,569,616)	$(66,989,230)
Year ended April 30, 2016
Shares sold	994,554	$169,501,230	5,741,950	$131,553,976
Shares issued in reinvestment of distributions	691,137	108,930,097	143,948	2,979,717
Shares redeemed	(2,087,610)	(329,815,515)	(5,636,208)	(132,693,528)
Net increase (decrease)	(401,919)	$(51,384,188)	249,690	$1,840,165
Class C Shares:
Year ended April 30, 2017
Shares sold	314,992	$42,287,943	801,399	$19,979,661
Shares issued in reinvestment of distributions	13,374	1,732,743	21,022	558,336
Shares redeemed	(93,143)	(12,622,045)	(1,275,577)	(32,138,698)
Net increase (decrease)	235,223	$31,398,641	(453,156)	$(11,600,701)
Year ended April 30, 2016
Shares sold	35,382	$6,172,232	1,548,932	$34,012,781
Shares issued in reinvestment of distributions	12,007	1,864,389	1,031	20,756
Shares redeemed	(35,581)	(5,396,067)	(1,170,096)	(26,616,292)
Net increase (decrease)	11,808	$2,640,554	379,867	$7,417,245
Class R6 Shares:
Year ended April 30, 2017
Shares sold	38,854	$5,153,854	7,779	$228,431
Shares issued in reinvestment of distributions	2,637	356,874	7	211
Shares redeemed	(25,011)	(3,508,037)	(222)	(6,041)
Net increase (decrease)	16,480	$2,002,691	7,564	$222,601
Year ended April 30, 2016
Shares sold	21,331	$3,581,555	2,400	$64,684
Shares issued in reinvestment of distributions	3,445	555,624	229	5,056
Shares redeemed	(393,884)	(67,588,001)	(15,127)	(291,798)
Net increase (decrease)	(369,108)	$(63,450,822)	(12,498)	$(222,058)

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NOTES TO FINANCIAL STATEMENTS

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended April 30, 2017
Shares sold	662,833	$93,724,820	1,645,341	$45,812,950
Shares issued in reinvestment of distributions	31,641	4,260,757	40,400	1,180,483
Shares redeemed	(343,647)	(47,924,271)	(1,553,855)	(43,291,055)
Net increase (decrease)	350,827	$50,061,306	131,886	$3,702,378
Year ended April 30, 2016
Shares sold	208,936	$35,072,346	2,472,344	$59,834,181
Shares issued in reinvestment of distributions	58,123	9,330,443	37,248	822,065
Shares redeemed	(455,659)	(69,781,981)	(1,490,983)	(36,240,069)
Net increase (decrease)	(188,600)	$(25,379,192)	1,018,609	$24,416,177
3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $100 million
0.650%	Over $100 million, up to and including $200 million
0.635%	Over $200 million, up to and including $250 million
0.585%	Over $250 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $7.5 billion
0.515%	Over $7.5 billion, up to and including $10 billion
0.505%	Over $10 billion, up to and including $12.5 billion
0.495%	Over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2017, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

0.588%	0.488%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Funds’ shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$687,533	$186,707
CDSC retained	$ 29,320	$ 26,043

e.  Transfer Agent Fees

Each class of shares, except for Class R6 pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Transfer agent fees	$959,743	$808,338

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended April 30, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	%of Affiliated Fund Shares Outstanding Held at End of Year
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	82,758,981	702,589,588	(699,675,427)	85,673,142	$85,673,142	$21,264	$ —	0.4%

Franklin Natural Resources Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	43,909,680	159,016,084	(195,297,948)	7,627,816	$7,627,816	$11,363	$ —	—%[a]

aRounds to less than 0.1%.

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NOTES TO FINANCIAL STATEMENTS

3.   Transactions with Affiliates (continued)

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2017.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2017, the capital loss carryforwards were as follows:

Franklin Natural Resources Fund
Capital loss carryforwards subject to expiration:
2018	$12,737,677
Capital loss carryforwards not subject to expiration:
Short term	10,125,851
Long term	121,921,833

Total capital loss carryforwards	$144,785,361

The tax character of distributions paid during the years ended April 30, 2017 and 2016, was as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	2017	2016	2017	2016

Distributions paid from:
Ordinary income	$16,300,376	$35,788,633	$6,568,580	$3,973,157
Long term capital gain	39,206,959	93,282,011	—	—

	$55,507,335	$129,070,644	$6,568,580	$3,973,157

At April 30, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

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	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Cost of investments	$958,801,208	$552,582,388

Unrealized appreciation	$606,614,957	$108,496,752
Unrealized depreciation	(110,746,851)	(72,285,465)

Net unrealized appreciation (depreciation)	$495,868,106	$36,211,287

Undistributed ordinary income	7,456,013	4,482,452
Undistributed long term capital gains	22,973,524	—

Distributable earnings	$30,429,537	$4,482,452

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment companies and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2017, were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Purchases	$433,555,021	$186,374,004
Sales	$483,607,147	$236,500,147

At April 30, 2017, in connection with securities lending transactions, certain or all funds loaned investments and received cash collateral as follows:

Franklin Biotechnology Discovery Fund
Securities lending transactions[a]:
Equity Investments[b]	$59,514,173

aThe agreements open at year end can be terminated at any time.

bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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7.  Restricted Securities (continued)

At April 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Biotechnology Discovery Fund
107,297,280	Acerta Pharma BV	5/06/15	$6,172,605	$4,153,049
137,714	CRISPR Therapeutics AG, Reg S	6/10/16	1,850,041	2,241,261
942,380	G1 Therapeutics Inc., pfd.	4/26/16	2,799,999	3,028,056
80,195	Intarcia Therapeutics Inc., DD	3/26/14	2,597,516	4,811,700
759,880	True North Therapeutics Inc., pfd., Series D, 144A	10/05/16	1,900,004	1,900,004

	Total Restricted Securities (Value is 1.2% of Net Assets)		$15,320,165	$16,134,070

Franklin Natural Resources Fund
199,375	Energy Coal Resources, 144A	11/16/05 - 5/05/06	$741,939	$—
29,847	Energy Coal Resources, 144A, pfd.	3/17/09	2,376,164	—

	Total Restricted Securities (Value is —% of Net Assets)		$3,118,103	$—

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares/ Warrants Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
Alcobra Ltd.	1,367,755	369,551		—	1,737,306	$1,997,902	$—	$—
ARCA biopharma Inc.	478,077	—		—	478,077	1,290,808	—	—
ARCA biopharma Inc., wts., 6/16/22	1,338,619	—		—	1,338,619	61,040	—	—
BioPharmX Corp.	216,000	1,684,375		—	1,900,375	1,570,470	—	—
BioPharmX Corp., 144A	1,600,000	345,737		—	1,945,737	1,607,957	—	—
BioPharmX Corp., wts., 3/29/21	108,000	—		—	108,000	39,908	—	—
BioPharmX Corp., wts., 11/22/23	—	1,259,925		—	1,259,925	544,390	—	—
Fate Therapeutics Inc.	195,700	2,178,077	[a]	—	2,373,777	10,895,636	—	—

Total Affiliated Securities (Value is 1.3% of Net Assets)						$18,008,111	$—	$—

aGross addition was the result of a corporate action.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2017, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Biotechnology	$1,167,171,960	$—	[b]	$9,166,510		$1,176,338,470
Pharmaceuticals	127,641,157	—		7,765,403		135,406,560
All Other Equity Investments[c]	57,251,142	—		—		57,251,142
Short Term Investments	85,673,142	—		—		85,673,142
Total Investments in Securities	$1,437,737,401	$—		$16,931,913		$1,454,669,314
Receivables:
Investment Securities Sold	$—	$—		$9,126,475		$9,126,475

Franklin Natural Resources Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Oil & Gas Exploration & Production	$198,803,858	$4,285,555		$—		$203,089,413
All Other Equity Investments[c]	376,652,314	—		—	[b]	376,652,314
Convertible Bonds	—	1,424,132		—		1,424,132
Short Term Investments	7,627,816	—		—		7,627,816
Total Investments in Securities	$583,083,988	$5,709,687		$—		$588,793,675

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NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at April 30, 2017.

cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At April 30, 2017, the reconciliation of assets is as follows:

									Net Change in
									Unrealized
									Appreciation
						Net	Net		(Depreciation)
	Balance at Beginning of Year	Purchases	Sales	Transfer Into/(Out of) Level 3	Cost Basis Adjustments[a]	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Balance at End of Year	on Assets Held at Year End
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:[b]
Equity Investments:
Biotechnology	$ 3,195,479	$3,750,045	$—	$—	$—	$—	$2,220,986	$ 9,166,510	$ 2,220,986
Pharmaceuticals	8,460,560	—	—	—	—	—	(695,157)	7,765,403	(695,157)
Total Investments in Securities	$11,656,039	$3,750,045	$—	$—	$—	$—	$1,525,829	$16,931,913	$1,525,829
Receivables:
Investment Securities Sold	$ 9,089,004	$ —	$—	$—	$—	$—	$ 37,471	$ 9,126,475	$ 37,471

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

bIncludes common and preferred stocks as well as other equity investments.

					Impact to Fair
	Fair Value at	Valuation		Amount/	Value if Input
Description	End of Year	Technique	Unobservable Inputs	Range	Increases[a]
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Biotechnology	$2,241,261	Market Comparables	Discount for lack of marketability	4.4%	Decrease

Pharmaceutical	7,181,105	Probability Weighted	Free Cash Flow	$3,000(mil)	Increase	[d]
		Discounted Cash Flow Model[c]	Discount Rate	12.5%	Decrease	[d]
		Discounted Cash Flow	Free Cash Flow	$193.3(mil)	Increase	[d]
		Model	Discount for lack of marketability	35.0%	Decrease	[d]
			Discount Rate	12.5%	Decrease	[d]

All Other Investments[e]	7,509,547

Total	$16,931,913
Receivables:
Investment Securities Sold	$ 9,126,475	Discounted Cash Flow Model	Discount Rate	1.7%	Decrease

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NOTES TO FINANCIAL STATEMENTS

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and preferred stocks as well as other equity investments.

cIncludes probability assumptions for various outcomes of contingent payments for clinical trials and regulatory approvals.

dRepresents a significant impact to fair value but not net assets.

eIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

11.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

12.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR   American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of the Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 20, 2017

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $39,206,959 as long term capital gain dividends for the fiscal year ended April 30, 2017.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2017:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
23.23%	94.40%

Under Section 854(b)(1)(B) of the Code , the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2017:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
$3,785,991	$11,543,526

Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway	Trustee	Since 1991	142	Bar-S Foods (meat packing company) (1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway San Mateo, CA 94403-1906				(2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011- present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	142	Hess Corporation (exploration and
One Franklin Parkway San Mateo, CA 94403-1906				refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142

The Southern Company (energy

company) (2014-present; previously

2010-2012), Graham Holdings

Company (education and media

organization) (2011-present) and

Cbeyond, Inc. (business

communications provider)

(2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	116	None
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	158	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	142	None
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

(each a Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees,

determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2017. The Board considered the performance returns for each Fund in

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FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Biotechnology Discovery Fund - The Performance Universe for this Fund included the Fund and all retail and institutional health/biotechnology funds. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods was above the median of its Performance Universe, but for the three-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that at the Fund opened to new investors on May 16, 2016.

Franklin Natural Resources Fund - The Performance Universe for this Fund included the Fund and all retail and institutional global natural resources funds. The Board noted that the Fund’s annualized total return for the one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period exceeded 44% and was in the second quintile of its Performance Universe.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Franklin Biotechnology Discovery Fund included the Fund and six other health/biotechnology funds. The Expense Group for the Franklin Natural Resources Fund included the Fund and seven other global natural resources funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

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SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Franklin Strategic Series
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FSS2 A 06/17

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

April 30, 2017

Franklin Flexible Alpha Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended April 30, 2017, the global economy expanded amid a stronger recovery in several developed markets and encouraging economic data in certain emerging markets. Improving growth expectations led to higher interest rates. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, recorded modest losses in U.S. dollar and local currency terms.

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Flexible Alpha Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Flexible Alpha Bond Fund

We are pleased to bring you Franklin Flexible Alpha Bond Fund’s annual report for the fiscal year ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its net assets in bonds and investments that provide exposure to bonds, including global debt obligations of any credit quality, maturity or duration, all varieties of fixed income, variable rate and floating rate debt securities and investments, and derivatives. The Fund aims to provide attractive risk-adjusted total returns over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +2.22% cumulative total return. In comparison, the LIBOR USD 3-Month Rate Index posted a +0.39% total return.1 The index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans. You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Sector Exposure*

4/30/17

% of Total Net Assets
Investment-Grade Corporate Securities	25.5%
Residential Mortgage-Backed Securities	22.2%
Collateralized Loan Obligations	9.7%
Municipal Bonds	6.6%
Commercial Mortgage-Backed Securities	6.6%
Cash & Cash Equivalents	6.6%
Covered Bonds	5.8%
U.S. Treasuries	4.9%
Asset-Backed Securities	4.1%
Floating Rate Loans	3.9%
International Bonds	2.6%
High Yield Corporate Securities	1.3%
Other	-0.1%
Interest-Rate Derivatives	-40.0%

*Sector Exposure is intended to estimate the portfolio’s exposure to various sectors, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-Rate Derivatives sector consists of Treasury, interest-rate and other derivatives that are primarily used for duration management; a negative number indicates that the Fund is seeking to hedge interest-rate risk.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 5.0% in April 2016 to 4.4% at period-end.2 Monthly retail sales were volatile, but grew during most of the period. Annual inflation as measured by the Consumer Price Index, generally increased during the period.

1. Source: Bloomberg LP.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Distributions*

5/1/16–4/30/17

	Distributions per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	1.0180	0.6150	0.6960	1.0770	1.0342
June	0.3727	0.2379	0.2670	0.3790	0.3793
July	0.3835	0.2480	0.2780	0.3900	0.3900
August	0.3873	0.2338	0.2730	0.3980	0.3941
September	0.6832	0.3944	0.4640	0.6990	0.6964
October	0.4992	0.2583	0.5080	0.5100	0.5080
November	0.7502	0.4642	1.2610	0.7500	0.7444
December**	12.6841	12.5626	12.6920	12.6920	12.6889
January	1.2636	0.8202	1.2751	1.2840	1.2793
February	1.2238	0.8307	1.2340	1.2400	1.2379
March	1.6597	1.1970	1.6711	1.6850	1.6763
April	0.8000	0.5174	0.0370	0.8290	0.8217
Total	21.7253	18.3795	20.6562	21.9330	21.8505

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 12.37 cent per share distribution to meet excise tax requirements.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. Treasury yields declined earlier in the period due to negative interest rates in Japan and Europe, central banks’ purchases of government bonds and the U.K.’s historic referendum to leave the European Union in June 2016 (also known as “Brexit”). Geopolitical tensions in the Middle East and the Korean peninsula pulled the yield further down. However, the yield rose in October due to positive economic data and signals from the Fed about the possibility of an increase in interest rates in the near term. The yield further increased in November and December, amid a bond market sell-off, based on investor expectations that possible expansionary fiscal policies under new U.S. President Donald Trump could lead to a stronger economy and higher inflation.

Overall, the U.S. Treasury yield rose from 1.83% at the beginning of the period to 2.29% at period-end.

Currency Composition*

4/30/17

% of Total Net Assets
North America	102.6%
U.S. Dollar	103.2%
Canadian Dollar	-0.6%
Latin America & Caribbean	0.4%
Mexican Peso	0.6%
Chilean Peso	-0.2%
Asia	-0.8%
Indian Rupee	0.5%
Indonesian Rupiah	0.2%
Japanese Yen	-0.3%
Singapore Dollar	-0.5%
South Korean Won	-0.7%
Europe	-1.3%
Norwegian Krone	0.2%
Swedish Krona	0.0%**
Euro	-1.0%
British Pound	-0.5%
Australia & New Zealand	-1.0%
Australian Dollar	-1.0%

*Currency Composition is intended to estimate the portfolio’s exposure to various currencies, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of total net assets.

During the period under review, global financial markets were broadly influenced by accommodative monetary policies of various global central banks, improved commodity prices and generally encouraging economic data across regions. Investor optimism about pro-growth policies in the U.S. as well as hopes of tax reforms under the Trump administration, the results of the first round of presidential elections in France, encouraging corporate earnings reports, and a deal by major oil producing countries in December to curb oil production also supported global equity markets. However, investors expressed concerns about the timing and economic effects of Brexit and the U.S. executive order banning entry from some Muslim-majority countries. Other headwinds included the

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health of European banks; elections in Europe, particularly in France; and geopolitical tensions in certain regions.

Investment Strategy

The Fund seeks to generate returns from various sources, other than solely from interest rates, by allocating its portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Fund has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.

The Fund may engage in active and frequent trading as part of its investment strategies and, at any given time, may have a substantial amount of its assets invested in any class of debt securities, including, but not limited to: U.S. government and agency securities; foreign government and supranational debt securities; corporate bonds; corporate loans (and loan participations); collateralized debt and loan obligations; preferred securities; various types of mortgage-backed securities and other asset-backed securities; municipal securities; and derivatives and other instruments with similar economic characteristics, or that provide exposure, to such debt securities.

Manager’s Discussion

During the period under review, the Fund posted a positive total return. The Fund’s spread sector exposure was the primary contributor to performance, driven mainly by the Fund’s exposure to residential mortgage-backed securities (RMBS), investment-grade corporate bonds, floating rate bank loans (including collateralized loan obligations), commercial mortgage-backed securities (CMBS) and the Fund’s exposure to Treasury inflation-protected securities (TIPS). The Fund’s basis trade positions (taking opposing long and short positions in the two securities to profit from the convergence of their values) was another positive source of alpha (excess return). In addition, the Fund’s yield curve and duration positioning, as well as foreign currency exposure, also contributed to results. In contrast, the Fund’s exposure to the corporate high yield sector was the primary detractor from performance over the period.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

At period-end, we continued to invest in a broad set of global fixed income sectors, with a goal of achieving more consistent positive alpha with a risk-diversified portfolio. Additionally, the Fund’s risk profile was maintained at a conservative level. We remained overweighted to the investment-grade corporate bond sector as well as securitized sectors including RMBS and CMBS. We continued to find what we considered value in credit hedged corporate positions as well. We sought to hedge all of the high yield corporate beta (or risk) in the Fund, although we retained exposure to select corporate loans and collateralized loan obligations. We also retained positions in TIPS and municipal bonds. Overall, portfolio duration remained relatively neutral toward U.S. interest-rate and non-U.S. duration positions. The portfolio maintained an overweighting to the U.S. dollar versus a basket of developed market and commodity-related currencies, although its various currency positions did not represent a significant portion of the Fund’s risk allocation.

The Fund utilized derivatives, including currency forward contracts, government bond futures, credit default swaps, total return swaps and options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. A majority of the exposures were used to hedge various beta risks including interest rates, credit and currency. Additionally, derivatives were used to more efficiently achieve various exposures including expressing directional currency views and select credit exposures. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. Furthermore, the option positions may provide a tail-risk (the risk of an investment moving more than three standard deviations from its current price) hedge in the portfolio to help minimize lower performance during more extreme market environments, when investors seek to reduce risk. Overall, the portfolio continued to meet its risk-adjusted return target and remained in the lower end of our targeted risk range.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

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What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your participation in Franklin Flexible Alpha Bond Fund. We look forward to serving your future investment needs.

David Yuen, CFA, FRM

Michael J. Materasso

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Performance Summary as of April 30, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+2.22%	-2.14%
Since Inception (8/3/15)	+1.87%	-1.40%

Advisor
1-Year	+2.13%	+2.13%
Since Inception (8/3/15)	+1.81%	+1.03%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with waiver)	(without waiver)
A	0.94%	1.66%	-0.47%
Advisor	1.01%	1.77%	-0.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (8/3/15–4/30/17)

Advisor Class (8/3/15–4/30/17)

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.217253
C	$0.183795
R	$0.206562
R6	$0.219330
Advisor	$0.218505

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	1.12%	4.13%
Advisor	0.87%	3.88%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as intended. Investments in foreign securities involve risks such as currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the period indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Bloomberg LP. The LIBOR USD 3-Month Rate Index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

10	Annual Report	franklintempleton.com

FRANKLIN FLEXIBLE ALPHA BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,010.60	$3.69	$1,021.12	$3.71	0.74%
C	$1,000	$1,006.50	$6.82	$1,018.00	$6.85	1.37%
R	$1,000	$1,010.30	$4.49	$1,020.33	$4.51	0.90%
R6	$1,000	$1,009.60	$3.54	$1,021.27	$3.56	0.71%
Advisor	$1,000	$1,009.60	$3.59	$1,021.22	$3.61	0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	11

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Flexible Alpha Bond Fund

	Year Ended April 30,
	2017	2016[a]
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.88	$10.00

Income from investment operations[b]:

Net investment income	0.180	0.099

Net realized and unrealized gains (losses)	0.017	(0.123)

Total from investment operations	0.197	(0.024)

Less distributions from net investment income	(0.217)	(0.096)

Net asset value, end of year	$ 9.86	$ 9.88

Total return[c]	2.22%	(0.34)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	3.17%	3.47%

Expenses net of waiver and payments by affiliates[e]	0.67%	0.84%

Net investment income	1.83%	1.37%

Supplemental data

Net assets, end of year (000’s)	$10,443	$10,200

Portfolio turnover rate	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(d) regarding mortgage dollar rolls.

12	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2017	2016[a]
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.86	$ 10.00

Income from investment operations[b]:

Net investment income	0.130	0.072

Net realized and unrealized gains (losses)	(0.006)	(0.131)

Total from investment operations	0.124	(0.059)

Less distributions from net investment income	(0.184)	(0.081)

Net asset value, end of year	$ 9.80	$ 9.86

Total return[c]	1.47%	(0.69)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	3.88%	3.98%

Expenses net of waiver and payments by affiliates[e]	1.38%	1.34%

Net investment income	1.12%	0.87%

Supplemental data

Net assets, end of year (000’s)	$245	$204

Portfolio turnover rate	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(d) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	13

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2017	2016[a]
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.86	$10.00

Income from investment operations[b]:

Net investment income	0.112	0.072

Net realized and unrealized gains (losses)	0.095	(0.127)

Total from investment operations	0.207	(0.055)

Less distributions from net investment income	(0.207)	(0.085)

Net asset value, end of year	$9.86	$9.86

Total return[c]	2.21%	(0.65)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	3.36%	3.84%

Expenses net of waiver and payments by affiliates[e]	0.86%	1.22%

Net investment income	1.64%	0.99%

Supplemental data

Net assets, end of year (000’s)	$60	$10

Portfolio turnover rate	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(d) regarding mortgage dollar rolls.

14	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2017	2016[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.88	$10.00

Income from investment operations[b]:

Net investment income	0.177	0.108

Net realized and unrealized gains (losses)	0.022	(0.124)

Total from investment operations	0.199	(0.016)

Less distributions from net investment income	(0.219)	(0.104)

Net asset value, end of year	$ 9.86	$ 9.88

Total return[c]	2.03%	(0.15)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	5.23%	3.72%

Expenses net of waiver and payments by affiliates[e]	0.71%	0.71%

Net investment income	1.79%	1.50%

Supplemental data

Net assets, end of year (000’s)	$10	$10

Portfolio turnover rate	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(d) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	15

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2017	2016[a]
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.88	$10.00

Income from investment operations[b]:

Net investment income	0.166	0.107

Net realized and unrealized gains (losses)	0.023	(0.129)

Total from investment operations	0.189	(0.022)

Less distributions from net investment income	(0.219)	(0.098)

Net asset value, end of year	$9.85	$9.88

Total return[c]	2.13%	(0.31)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	3.22%	3.34%

Expenses net of waiver and payments by affiliates[e]	0.72%	0.71%

Net investment income	1.78%	1.50%

Supplemental data

Net assets, end of year (000’s)	$232	$344

Portfolio turnover rate	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(d) regarding mortgage dollar rolls.

16	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Flexible Alpha Bond Fund

	Country	Shares		Value

Management Investment Companies (Cost $195,215) 1.8%
Diversified Financials 1.8%
PowerShares Senior Loan Portfolio ETF	United States	8,265		$192,409

		Principal
		Amount*
Corporate Bonds 38.4%
Banks 11.8%
[a] Banco Popular Espanol SA, secured note, Reg S, 1.00%, 3/03/22	Spain	100,000	EUR	110,822
Bank of America Corp., senior bond, 5.50%, 12/04/19	United States	75,000	GBP	108,328
Bank of Nova Scotia, secured note, 1.875%, 4/26/21	Canada	100,000		98,726
Citigroup Inc., senior note, 2.65%, 10/26/20	United States	50,000		50,469
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	100,000		100,280
Intesa Sanpaolo SpA, senior note, 3.875%, 1/15/19	Italy	200,000		204,613
JPMorgan Chase & Co., senior note, 2.25%, 1/23/20	United States	100,000		100,457
PHH Corp., senior note, 7.375%, 9/01/19	United States	200,000		217,500
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	100,000		100,026
[b] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	200,000		200,366

				1,291,587

Consumer Durables & Apparel 3.4%
CalAtlantic Group Inc., senior note, 8.375%, 5/15/18	United States	250,000		265,625
KB Home, senior note, 8.00%, 3/15/20	United States	100,000		113,125

				378,750

Diversified Financials 6.8%
[b] AIG Global Funding,
secured note, 144A, 1.90%, 10/06/21	United States	50,000		48,570
secured note, 144A, 2.70%, 12/15/21	United States	100,000		99,859
American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 6/15/28	United States	50,000		49,063
[b] Athene Global Funding, secured note, 144A, 2.75%, 4/20/20	United States	50,000		50,066
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	100,000		97,181
[c] Deutsche Bank AG, senior note, FRN, 2.362%, 8/20/20	Germany	100,000		100,361
[c] The Goldman Sachs Group Inc., senior note, FRN, 2.331%, 9/15/20	United States	100,000		101,579
Morgan Stanley, senior note, 2.65%, 1/27/20	United States	100,000		101,387
Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	100,000		102,750

				750,816

Energy 1.0%
Anadarko Petroleum Corp., senior bond, 3.45%, 7/15/24	United States	50,000		49,436
Sabine Pass Liquefaction LLC, first lien, 5.625%, 4/15/23	United States	50,000		55,209

				104,645

Food & Staples Retailing 1.4%
The Kroger Co., senior note, 3.40%, 4/15/22	United States	50,000		51,423
Walgreen Co., senior bond, 3.10%, 9/15/22	United States	100,000		101,733

				153,156

Food, Beverage & Tobacco 0.9%
Altria Group Inc., senior bond, 4.25%, 8/09/42	United States	100,000		100,309

Health Care Equipment & Services 2.3%
Stryker Corp., senior note, 2.00%, 3/08/19	United States	50,000		50,191
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	150,000		152,250
[b] Universal Health Services Inc., first lien, 144A, 3.75%, 8/01/19	United States	50,000		50,938

				253,379

franklintempleton.com	Annual Report	17

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Household & Personal Products 0.5%
Avon Products Inc., senior note, 6.50%, 3/01/19	United States	50,000		$52,284

Insurance 1.6%
[b] Jackson National Life Global Funding,
secured note, 144A, 2.25%, 4/29/21	United States	50,000		49,524
secured note, 144A, 2.10%, 10/25/21	United States	25,000		24,527
[b] Principal Life Global Funding II, senior secured note, 144A, 2.625%, 11/19/20	United States	100,000		101,107

				175,158

Materials 1.4%
EI du Pont de Nemours & Co., senior note, 2.20%, 5/01/20	United States	50,000		50,099
Reynolds Group Holdings Inc., senior bond, 8.125%, 6/15/17	United States	100,000		101,000

				151,099

Media 0.9%
Viacom Inc., senior bond, 3.125%, 6/15/22	United States	100,000		100,064

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Baxalta Inc., senior note, 3.60%, 6/23/22	United States	100,000		103,007

Technology Hardware & Equipment 2.3%
Cisco Systems Inc., senior note, 2.20%, 9/20/23	United States	100,000		97,969
[b] Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	50,000		51,170
[b] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	100,000		102,750

				251,889

Telecommunication Services 0.9%
AT&T Inc., senior note, 3.95%, 1/15/25	United States	100,000		101,426

Transportation 1.4%
FedEx Corp., senior bond, 3.20%, 2/01/25	United States	50,000		50,539
XPO CNW Inc., senior bond, 7.25%, 1/15/18	United States	100,000		103,500

				154,039

Utilities 0.9%
Dominion Resources Inc., senior bond, 3.90%, 10/01/25	United States	50,000		51,567
The Southern Co., senior bond, 3.25%, 7/01/26	United States	50,000		48,760

				100,327

Total Corporate Bonds (Cost $4,160,327)				4,221,935

Foreign Government and Agency Securities 3.1%
[b] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	200,000		202,250
Government of Indonesia, senior bond, FR70, 8.375%, 3/15/24	Indonesia	263,000,000	IDR	21,214
[a] United Kingdom Treasury Bond, Reg S, 2.00%, 9/07/25	United Kingdom	85,000	GBP	119,974

Total Foreign Government and Agency Securities (Cost $345,844)				343,438

U.S. Government and Agency Securities (Cost $571,472) 5.3%
[d] U.S. Treasury Note, Index Linked, 0.125%, 1/15/23	United States	583,560		585,076

18	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities 33.0%
Banks 0.6%
[c] Citigroup Commercial Mortgage Trust, 2007-C6, AM, FRN, 5.701%, 12/10/49	United States	20,000	$20,263
[c] Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 1.756%, 2/25/35	United States	50,000	49,300

			69,563

Diversified Financials 28.4%
[c]American Express Credit Account Secured Note Trust, 2012-4, B, FRN, 1.544%, 5/15/20	United States	100,000	100,141
Banc of America Commercial Mortgage Trust, 2015-UBS7, A4, 3.705%, 9/15/48	United States	100,000	105,065
[b,c] BlueMountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.439%, 10/29/25	United States	6,437	6,440
[c] Capital One Multi-Asset Execution Trust, 2004-B3, B3, FRN, 1.724%, 1/18/22	United States	150,000	150,755
[b,c] Carlyle Global Market Strategies CLO Ltd., 2014-3A, A1AR, 144A, FRN, 2.32%, 7/27/26	Cayman Islands	150,000	150,225
[b,c] Cent CLO, 2013-17A, A1, 144A, FRN, 2.339%, 1/30/25	United States	40,000	40,079
[c] COBALT CMBS Commercial Mortgage Trust, 2007-C2, AMFX, FRN, 5.526%, 4/15/47	United States	2,551	2,571
[b,c] Colony American Homes, 2015-1A, A, 144A, FRN, 2.194%, 7/17/32	United States	108,457	108,780
[c,e] COMM Mortgage Trust, 2014-UBS4, XA, IO, FRN, 1.398%, 8/10/47	United States	340,047	20,371
[c] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	86,691	96,009
[b] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	30,000	30,834
[b,c] Dryden 31 Senior Loan Fund, 2014-31A, AR, 144A, FRN, 2.238%, 4/18/26	Cayman Islands	150,000	149,820
[b,c] Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.318%, 10/15/26	Cayman Islands	90,000	90,032
[b,c] Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.358%, 7/15/26	United States	24,000	24,011
[b,c] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	100,000	104,107
[c] FHLMC Structured Agency Credit Risk Debt Notes,
2015-DNA1, M2, FRN, 2.841%, 10/25/27	United States	250,000	256,069
2016-DNA1, M1, FRN, 2.441%, 7/25/28	United States	128,871	129,439
2016-HQA3, M1, FRN, 1.791%, 3/25/29	United States	239,316	240,299
[c] FNMA Connecticut Avenue Securities,
2013-C01, M1, FRN, 2.991%, 10/25/23	United States	42,298	42,801
2014-C02, 2M1, FRN, 1.941%, 5/25/24	United States	21,485	21,531
2014-C02, 2M2, FRN, 3.591%, 5/25/24	United States	40,000	41,615
2014-C03, 1M2, FRN, 3.991%, 7/25/24	United States	50,000	52,637
2014-C04, 1M1, FRN, 5.891%, 11/25/24	United States	60,000	68,499
2014-C04, 2M2, FRN, 5.991%, 11/25/24	United States	46,304	52,000
2015-C01, 1M2, FRN, 5.291%, 2/25/25	United States	44,540	48,666
2015-C01, 2M2, FRN, 5.541%, 2/25/25	United States	62,401	67,755
2015-C02, 1M2, FRN, 4.991%, 5/25/25	United States	9,216	9,998
2015-C02, 2M2, FRN, 4.991%, 5/25/25	United States	22,478	24,125
2015-C03, 1M2, FRN, 5.991%, 7/25/25	United States	49,730	55,219
2015-C03, 2M2, FRN, 5.991%, 7/25/25	United States	50,000	55,718
2017-C01, 1B1, FRN, 6.741%, 7/25/29	United States	33,000	35,283
[b,c] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 2.408%, 4/15/25	United States	99,000	99,195
[b,c] Invitation Homes Trust,
2015-SFR1, A, 144A, FRN, 2.444%, 3/17/32	United States	95,754	96,026
2015-SFR2, A, 144A, FRN, 2.344%, 6/17/32	United States	97,732	98,047

franklintempleton.com	Annual Report	19

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c] IXIS Real Estate Capital Trust, 2005-HE4, A3, FRN, 1.671%, 2/25/36	United States	124	$124
[c,e] JPMDB Commercial Mortgage Securities Trust, 2017-C5, XA, IO, FRN, 1.184%, 3/15/50	United States	199,927	15,097
[b,c] Madison Park Funding XVIII Ltd., 2015-18A, C, 144A, FRN, 4.156%, 10/21/26	United States	100,000	100,967
[b,c] Octagon Investment Partners XXIII Ltd.,
2015-1A, A1, 144A, FRN, 2.578%, 7/15/27	United States	18,490	18,545
2015-1A, A2, 144A, FRN, 2.578%, 7/15/27	United States	17,554	17,607
[b,c] PPM Grayhawk CLO Ltd., 07-1A, B, 144A, FRN, 1.858%, 4/18/21	United States	43,216	43,248
[b,c] Resource Capital Corp. Ltd., 2015-CRE4, A, 144A, FRN, 2.394%, 8/15/32	United States	40,697	40,758
[c] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.073%, 4/25/45	United States	36,813	36,838
[b,c] Towd Point Mortgage Trust,
2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	80,574	80,247
2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	93,428	93,408

			3,121,001

Real Estate 4.0%
[b] BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%, 12/10/30	United States	100,000	101,872
[b] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	73,720	73,440
[b,c] SWAY Residential Trust, 2014-1, A, 144A, FRN, 2.294%, 1/17/32	United States	68,728	69,096
[b,c] Tricon American Homes Trust,
2015-SFR1, A, 144A, FRN, 2.244%, 5/17/32	United States	91,661	91,894
2015-SFR1, C, 144A, FRN, 2.894%, 5/17/32	United States	100,000	99,852

			436,154

Total Asset-Backed Securities and Commercial Mortgage- Backed Securities (Cost $3,588,053)			3,626,718

Municipal Bonds 5.4%
California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 12/01/23, Refunding, Series D, 2.625%, 11/01/33	United States	5,000	5,136
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	United States	100,000	120,453
Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured, Series A1, 5.00%, 6/01/22	United States	125,000	143,568
Clark County School District GO, Refunding, Series D, 5.00%, 6/15/23	United States	25,000	29,471
Colorado State Board of Governors University Enterprise System Revenue, Green Bonds, Series E-2, 5.00%, 3/01/25	United States	100,000	120,110
Denver City and County Airport System Revenue, Refunding, Series A, 5.00%, 11/15/25	United States	5,000	6,049
Minnesota State GO, Refunding, Series D, 5.00%, 8/01/25	United States	5,000	6,139
New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding, Series A, 5.00%, 2/15/25	United States	15,000	17,893
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	15,000	14,371
Teays Valley Local School District GO, Pickaway Fairfield and Franklin Counties, Refunding, 4.00%, 12/01/26	United States	100,000	110,707
Texas State GO, Transportation Commission-Highway Improvement, Series A, 5.00%, 4/01/21	United States	5,000	5,701
University of Texas Revenue, Series J, 5.00%, 8/15/25	United States	15,000	18,342

Total Municipal Bonds (Cost $580,745)			597,940

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Exchange	Number of Contracts	Value

Options Purchased 0.1%
Calls - Exchange-Traded
Options on Interest Rate Futures 0.0%†
Euro-Bund, May Strike Price 161 EUR, Expires 5/26/17	EUX	1	$1,514

	Counterparty	Notional Amount*
Calls - Over-the-Counter
Currency Options 0.0%†
USD/JPY, June Strike Price 113 JPY, Expires 6/26/17	BOFA	27,000	207

Puts - Over-the-Counter
Credit Default Swaptions 0.1%
Buy protection on CDX.NA.HY.28, Premium Rate 5.00%, Strike Price $104, Expires 9/20/17	CITI	300,000	3,393
Buy protection on CDX.NA.IG.28, Premium Rate 1.00%, Strike Price $80, Expires 9/20/17	JPHQ	400,000	908

			4,301

Interest Rate Swaptions 0.0%†
Receive float 3 month USD LIBOR, pay fixed 2.26%, Expires 7/21/17	HSBK	400,000	823
Receive float 3 month USD LIBOR, pay fixed 2.30%, Expires 5/08/17	CITI	300,000	1
Receive float 3 month USD LIBOR, pay fixed 2.45%, Expires 5/02/17	JPHQ	300,000	4
Receive float 3 month USD LIBOR, pay fixed 2.51%, Expires 7/21/17	HSBK	200,000	1,086
Receive float 3 month USD LIBOR, pay fixed 2.65%, Expires 5/08/17	CITI	200,000	1

			1,915

Total Options Purchased (Cost $17,721)			7,937

Total Investments before Short Term Investments (Cost $9,459,377)			9,575,453

	Country	Shares
Short Term Investments (Cost $1,305,181) 11.9%
Money Market Funds 11.9%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	1,305,181	1,305,181

Total Investments (Cost $10,764,558) 99.0%			10,880,634
Options Written 0.0%			—
Other Assets, less Liabilities 1.0%			109,535

Net Assets 100.0%			$10,990,169

	Counterparty	Notional Amount*
[h] Options Written (Premiums received $957) 0.0%
Puts - Over-the-Counter
Interest Rate Swaptions 0.0%
Receive float 3 month USD LIBOR, pay fixed 2.45%, Expires 5/02/17	JPHQ	300,000	—

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $230,796, representing 2.1% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $2,809,657, representing 25.6% of net assets.

cThe coupon rate shown represents the rate at period end.

dPrincipal amount of security is adjusted for inflation. See Note 1(f).

eInvestment in an interest-only security entities holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day yield at period end.

hSee Note 1(c) regarding written options.

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation

Interest Rate Contracts
Australian 10 Yr. Bond	Long	1	$97,127	6/15/17	$2,857	$ —
Canadian 10 Yr. Bond	Long	1	102,250	6/21/17	2,291	—
Long Gilt	Long	1	166,148	6/28/17	2,848	—
U.S. Treasury 2 Yr. Note	Short	11	2,382,703	6/30/17	—	(715)
U.S. Treasury 5 Yr. Note	Short	17	2,012,906	6/30/17	—	(5,622)
U.S. Treasury 10 Yr. Note	Short	8	1,005,750	6/21/17	—	(5,646)
U.S. Treasury 10 Yr. Ultra	Short	1	135,453	6/21/17	—	(1,190)
U.S. Treasury 30 Yr. Bond	Short	1	152,969	6/21/17	—	(1,104)

Total Futures Contracts					$7,996	$(14,277)

Net unrealized appreciation (depreciation)						$ (6,281)

At April 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
British Pound	UBSW	Sell	12,000	$14,749	5/05/17	$—	$(798)
Swedish Krona	UBSW	Buy	200,000	22,316	5/05/17	272	—
Norwegian Krone	JPHQ	Buy	185,000	21,423	5/11/17	133	—
Swedish Krona	JPHQ	Sell	195,000	21,553	5/11/17	—	(477)
British Pound	UBSW	Sell	13,000	16,242	5/16/17	—	(606)
Australian Dollar	UBSW	Buy	53,000	39,868	6/13/17	—	(218)
Australian Dollar	UBSW	Sell	206,000	155,147	6/13/17	1,034	—
British Pound	UBSW	Sell	109,000	136,786	6/22/17	—	(4,632)
Indian Rupee	RBS	Buy	3,400,000	49,722	7/05/17	2,776	—
South African Rand	RBS	Buy	220,000	16,956	7/05/17	—	(690)
South African Rand	RBS	Sell	220,000	15,983	7/05/17	—	(283)
Canadian Dollar	RBS	Sell	91,000	68,472	7/10/17	1,725	—
Euro	UBSW	Buy	39,000	41,705	7/10/17	939	—
Euro	UBSW	Sell	129,000	138,640	7/10/17	—	(2,415)
Chilean Peso	UBSW	Sell	13,000,000	19,713	7/14/17	288	—
Singapore Dollar	RBS	Sell	77,000	54,206	7/14/17	—	(953)
Mexican Peso	RBS	Buy	1,930,000	92,967	7/17/17	8,183	—
Mexican Peso	RBS	Sell	700,000	35,907	7/17/17	—	(780)
Japanese Yen	UBSW	Sell	2,365,074	21,486	7/19/17	189	—
South Korean Won	RBS	Sell	85,000,000	74,405	8/03/17	—	(412)
Japanese Yen	JPHQ	Buy	35,719,260	324,259	12/17/18	6,864	—
Japanese Yen	JPHQ	Sell	35,719,260	324,187	12/17/18	—	(6,936)
British Pound	JPHQ	Sell	86,300	115,081	8/15/19	235	—

Total Forward Exchange Contracts						$22,638	$(19,200)

Net unrealized appreciation (depreciation)						$3,438

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(c).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection
Single Name
Olin Corp.	1.00%	ICE	$10,000	12/20/21	$ 535	$ —	$ (301)	$ 234

Contracts to Sell Protection[c]
Single Name
Freeport-McMoRan Inc.	1.00%	ICE	15,000	12/20/21	(889)	—	(313)	(1,202)	BB-

Total Centrally Cleared Swap Contracts					$ (354)	$ —	$ (614)	$ (968)

OTC Swap Contracts
Contracts to Buy Protection
Single Name
The AES Corp.	5.00%	JPHQ	$30,000	6/20/21	$ (2,763)	$ —	$ (1,378)	$ (4,141)
The AES Corp.	5.00%	JPHQ	35,000	6/20/22	(4,857)	—	(143)	(5,000)
Avon Products Inc.	5.00%	JPHQ	50,000	3/20/19	(3,361)	—	(376)	(3,737)
Best Buy Co. Inc.	5.00%	CITI	10,000	6/20/22	(1,617)	—	(167)	(1,784)
CalAtlantic Group Inc.	5.00%	BZWS	250,000	6/20/18	(11,388)	—	(3,749)	(15,137)
KB Home	5.00%	JPHQ	100,000	3/20/20	(10,284)	—	(1,481)	(11,765)
Olin Corp.	1.00%	GSCO	25,000	6/20/21	1,668	—	(1,514)	154
Pactiv LLC	5.00%	CITI	100,000	6/20/17	(258)	—	(973)	(1,231)
PHH Corp.	5.00%	BZWS	200,000	9/20/19	(2,144)	—	(14,946)	(17,090)
Sanmina Corp.	5.00%	BZWS	100,000	6/20/19	(9,206)	—	(1,333)	(10,539)
Springleaf Finance Corp.	5.00%	GSCO	100,000	6/20/20	(3,791)	—	(2,881)	(6,672)
Staples Inc.	1.00%	CITI	10,000	6/20/22	615	—	(86)	529
Tenet Healthcare Corp.	5.00%	BZWS	100,000	3/20/19	(4,271)	—	(601)	(4,872)
Tenet Healthcare Corp.	5.00%	GSCO	50,000	3/20/19	(2,089)	—	(347)	(2,436)
Universal Health Services Inc.	5.00%	BZWS	50,000	9/20/19	(4,962)	—	(827)	(5,789)
XPO CNW Inc.	5.00%	JPHQ	100,000	3/20/18	(2,144)	—	(2,167)	(4,311)

Contracts to Sell Protection[c]
Single Name
American Tower Corp.	1.00%	GSCO	100,000	3/20/21	(1,456)	86	—	(1,370)	BBB-
Calpine Corp.	5.00%	JPHQ	30,000	6/20/21	1,460	1,708	—	3,168	B
Calpine Corp.	5.00%	JPHQ	35,000	6/20/22	2,606	146	—	2,752	B
Enterprise Products Operating LLC	1.00%	GSCO	50,000	3/20/23	(740)	469	—	(271)	BBB+
Government of Mexico	1.00%	JPHQ	10,000	9/20/20	(142)	250	—	108	BBB+
Simon Property Group LP	1.00%	CITI	20,000	6/20/22	67	13	—	80	A
Sprint Communications Inc.	5.00%	JPHQ	12,000	9/20/20	-	1,269	—	1,269	B

Traded Index
[d]Citibank Bespoke 58 IG/42 HY Equity Tranche 0-3% Index	0.00%	CITI	10,000	6/20/19	(2,532)	523	—	(2,009)	Non-
									Investment
									Grade

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c] (continued)
Traded Index (continued)
[d]Citibank Bespoke Dec-18 Hong Kong Tranche Index	1.00%	CITI	$ 30,000	12/20/18	$(1,054)	$629	$—	$(425)	Non-

									Investment
									Grade
Total OTC Swap Contracts					$(62,643)	$5,093	$(32,969)	$(90,519)

Total Credit Default Swap Contracts					$(62,997)	$5,093	$(33,583)	$(91,487)

Net unrealized appreciation (depreciation)							$(28,490)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dRepresents a custom index comprised of a basket of underlying issuers.

At April 30, 2017, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

			Notional	Expiration	Unrealized	Unrealized
Underlying Instruments	Financing Rate	Counterparty	Value	Date	Appreciation	Depreciation
OTC Swap Contracts
Long
Receive Markit iBoxx USD Liquid Leveraged Loan Index	Pay 3-Month BBA USD LIBOR	GSCO	$160,000	9/20/17	$ —	$(1,123)

At April 30, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(c).

Cross Currency Swap Contracts

	Counter-	Notional		Expiration	Unrealized	Unrealized
Description	party	Amount		Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Floating Quarterly 3-month USD BBA LIBOR +1.53%	CITI	106,500	USD	3/03/22	$ —	$(1,498)
Pay Fixed Annual 1.00%		100,000	EUR

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 44.

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FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities

April 30, 2017

Franklin Flexible Alpha Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$9,459,377
Cost - Non-controlled affiliates (Note 3f)	1,305,181

Total cost of investments	$10,764,558

Value - Unaffiliated issuers	$9,575,453
Value - Non-controlled affiliates (Note 3f)	1,305,181

Total value of investments	10,880,634
Cash	21
Foreign currency, at value (cost $531)	532
Receivables:
Investment securities sold	243,809
Capital shares sold	5,000
Interest	59,129
Affiliates	212,117
Due from brokers	56,366
Variation margin	2,455
OTC swap contracts (upfront payments $7,033)	6,416
Unrealized appreciation on OTC forward exchange contracts	22,638
Unrealized appreciation on OTC swap contracts	5,093

Total assets	11,494,210

Liabilities:
Payables:
Investment securities purchased	295,131
Capital shares redeemed	136
Distribution fees	490
Transfer agent fees	30
Professional fees	62,039
Distributions to shareholders	7,984
OTC swap contracts (upfront receipts $103,985)	69,059
Options written, at value (premiums received $957)	—
Unrealized depreciation on OTC forward exchange contracts	19,200
Unrealized depreciation on OTC swap contracts	35,590
Accrued expenses and other liabilities	14,382

Total liabilities	504,041

Net assets, at value	$10,990,169

Net assets consist of:
Paid-in capital	$11,090,099
Distributions in excess of net investment income	(33,482)
Net unrealized appreciation (depreciation)	77,613
Accumulated net realized gain (loss)	(144,061)

Net assets, at value	$10,990,169

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2017

Franklin Flexible Alpha Bond Fund

Class A:
Net assets, at value	$10,442,840

Shares outstanding	1,058,939

Net asset value per share[a]	$9.86

Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.30

Class C:
Net assets, at value	$ 245,207

Shares outstanding	25,011

Net asset value and maximum offering price per share[a]	$9.80

Class R:
Net assets, at value	$ 60,116

Shares outstanding	6,100

Net asset value and maximum offering price per share	$9.86

Class R6:
Net assets, at value	$ 9,856

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.86

Advisor Class:
Net assets, at value	$ 232,150

Shares outstanding	23,558

Net asset value and maximum offering price per share	$9.85

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2017

Franklin Flexible Alpha Bond Fund

Investment income:
Dividends:
Unaffiliated issuers	$7,044
Non-controlled affiliates (Note 3f)	778
Interest	265,440

Total investment income	273,262

Expenses:
Management fees (Note 3a)	60,038
Distribution fees: (Note 3c)
Class C	1,436
Class R	37
Transfer agent fees: (Note 3e)
Class A	1,782
Class C	37
Class R	5
Class R6	201
Advisor Class	52
Custodian fees (Note 4)	789
Reports to shareholders	14,364
Registration and filing fees	70,687
Professional fees	75,530
Amortization of offering costs (Note 1g)	57,329
Pricing fees	43,956
Other	20,772

Total expenses	347,015
Expense reductions (Note 4)	(32)
Expenses waived/paid by affiliates (Note 3f and 3g)	(272,355)

Net expenses	74,628

Net investment income	198,634

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,134
Written options	17,433
Foreign currency transactions	(16,328)
Futures contracts	(22,375)
Swap contracts	4,357

Net realized gain (loss)	(6,779)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,443)
Translation of other assets and liabilities denominated in foreign currencies	38,733
Written options	(4,539)
Futures contracts	12,608
Swap contracts	(12,554)

Net change in unrealized appreciation (depreciation)	25,805

Net realized and unrealized gain (loss)	19,026

Net increase (decrease) in net assets resulting from operations	$217,660

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Flexible Alpha Bond Fund

	Year Ended April 30,
	2017	2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$198,634	$104,677
Net realized gain (loss)	(6,779)	(178,148)
Net change in unrealized appreciation (depreciation)	25,805	51,808

Net increase (decrease) in net assets resulting from operations	217,660	(21,663)

Distributions to shareholders from:
Net investment income:
Class A	(228,517)	(98,481)
Class C	(3,853)	(1,140)
Class R	(1,041)	(85)
Class R6	(220)	(105)
Advisor Class	(6,710)	(1,870)

Total distributions to shareholders	(240,341)	(101,681)

Capital share transactions: (Note 2)
Class A	263,641	10,322,042
Class C	42,152	204,600
Class R	50,835	10,000
Class R6	—	10,000
Advisor Class	(111,111)	344,035

Total capital share transactions	245,517	10,890,677

Net increase (decrease) in net assets	222,836	10,767,333
Net assets:
Beginning of year	10,767,333	—

End of year	$10,990,169	$10,767,333

Undistributed net investment income included in net assets:
End of year	$—	$17,623

Distributions in excess of net investment income included in net assets:
End of year	$(33,482)	$—

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	29

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Flexible Alpha Bond Fund

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nine separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flexible Alpha Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

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Franklin Flexible Alpha Bond Fund (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to

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Franklin Flexible Alpha Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between

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Franklin Flexible Alpha Bond Fund (continued)

stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate, and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Certain option contracts are marked-to-market daily and the daily change in fair value is accounted for as variation margin payable or receivable in the Statement of Assets and Liabilities. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

d.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales

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Franklin Flexible Alpha Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Mortgage Dollar Rolls (continued)

and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.  Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Franklin Flexible Alpha Bond Fund (continued)

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2017		2016[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	33,507	$331,682	1,055,699	$10,552,738
Shares issued in reinvestment of distributions	1,227	12,100	319	3,152
Shares redeemed	(8,135)	(80,141)	(23,678)	(233,848)
Net increase (decrease)	26,599	$263,641	1,032,340	$10,322,042
Class C Shares:
Shares sold	20,061	$197,723	44,749	$442,689
Shares issued in reinvestment of distributions	393	3,853	108	1,064
Shares redeemed	(16,105)	(159,424)	(24,195)	(239,153)
Net increase (decrease)	4,349	$42,152	20,662	$204,600
Class R Shares:
Shares sold	5,015	$50,000	1,000	$10,000
Shares issued in reinvestment of distributions	85	835	—	—
Net increase (decrease)	5,100	$50,835	1,000	$10,000
Class R6 Shares:
Shares sold	—	$—	1,000	$10,000
Net increase (decrease)	—	$—	1,000	$10,000
Advisor Class Shares:
Shares sold	4,318	$42,500	45,294	$447,368
Shares issued in reinvestment of distributions	662	6,531	177	1,748
Shares redeemed	(16,269)	(160,142)	(10,624)	(105,081)
Net increase (decrease)	(11,289)	$(111,111)	34,847	$344,035

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

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Franklin Flexible Alpha Bond Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.450%	Over $5 billion, up to and including $10 billion
0.445%	Over $10 billion, up to and including $15 billion
0.440%	Over $15 billion, up to and including $20 billion
0.435%	In excess of $20 billion

For the year ended April 30, 2017, the effective investment management fee rate was 0.550% of the Fund’s average daily net assets.

Under a subadvisory agreement, FT Instituitional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

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Franklin Flexible Alpha Bond Fund (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$139
CDSC retained	$155

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2017, the Fund paid transfer agent fees of $2,077, of which $1,459 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	2,033,538	3,825,783	(4,554,140)	1,305,181	$1,305,181	$778	$–	0.0%[a]

aRounds to less than 0.1%.

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85% and Class R6 does not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

h.  Other Affiliated Transactions

At April 30, 2017, Franklin Resources, Inc. owned 89.5% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

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Franklin Flexible Alpha Bond Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2017, the custodian fees were reduced as noted in the the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At April 30, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$124,272
Long term	31,677

Total capital loss carryforwards	$155,949

During the year ended April 30, 2017, the Fund utilized $20,029 of capital loss carryforwards.

The tax character of distributions paid during the years ended April 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$240,341	$101,681

At April 30, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$10,797,787

Unrealized appreciation	$148,068
Unrealized depreciation	(65,221)

Net unrealized appreciation (depreciation)	$82,847

Distributable earnings - undistributed ordinary income	$4,212

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and financial futures transactions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2017, aggregated $10,030,852 and $8,520,014, respectively.

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Franklin Flexible Alpha Bond Fund (continued)

Transactions in options written during the year ended April 30, 2017, were as follows:

	Options
	Notional Amount	Premiums
Options outstanding at April 30, 2016	$1,470,000	$9,744
Options written	3,450,000	13,161
Options expired	(2,720,000)	(11,352)
Options exercised	—	—
Options closed	(1,900,000)	(10,596)
Options outstanding at April 30, 2017	$300,000	$957

See Notes 1(c) and 8 regarding derivative financial instruments and other derivative information, respectively.

7.  Credit Risk

At April 30, 2017, the Fund had 17.7% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Other Derivative Information

At April 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$3,429	[a]

	Variation margin	7,996	[b]	Variation margin	$14,277	[b]
				Unrealized depreciation on OTC swap contracts	2,621
Foreign exchange contracts	Investments in securities, at value	207	[a]
	Unrealized appreciation on OTC	22,638		Unrealized depreciation on OTC	19,200
	forward exchange contracts			forward exchange contracts

Credit contracts	Investments in securities, at value	4,301	[a]
				Variation margin	614	[b]
	OTC swap contracts (premium paid)	6,416		OTC swap contracts (premium received)	69,059
	Unrealized appreciation on OTC swap contracts	5,093		Unrealized depreciation on OTC swap contracts	32,969

Totals		$50,080			$138,740

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

8.  Other Derivative Information (continued)

For the year ended April 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Investments	$ 21,316 [a]	Investments	$(10,765)[a]
	Written options	1,211	Written options	257
	Futures contracts	(22,375)	Futures contracts	12,608
	Swap contracts	30,692	Swap contracts	4,544
Foreign exchange contracts	Investments	(6,375)[a]	Investments	5,057 [a]
	Written options	2,609	Written options	(2,560)
	Foreign currency transactions	(15,333)[b]	Translation of other assets and liabilities denominated in foreign currencies	39,335 [b]
Credit contracts	Investments	(38,707)[a]	Investments	3,424 [a]
	Written options	13,613	Written options	(2,236)
	Swap contracts	(26,335)	Swap contracts	(17,098)
Totals		$(39,684)		$ 32,566

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended April 30, 2017, the average month end fair value of derivatives represented 1.0% of average month end net assets. The average month end number of open derivatives contracts for the year was 81.

At April 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$22,638	$ 19,200
Options purchased	6,423	—
Swap contracts	11,509	104,649
Total	$40,570	$123,849

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 207	$ —	$ —	$ —	$ 207
CITI	5,242	(5,242)	—	—	—
GSCO	2,223	(2,223)	—	—	—
HSBK	1,909	—	—	—	1,909
JPHQ	15,583	(15,583)	—	—	—
RBS	12,684	(3,118)	—	—	9,566
UBSW	2,722	(2,722)	—	—	—
Total	$40,570	$(28,888)	$ —	$ —	$11,682

At April 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BZWS	$ 53,427	$ —	$ —	$ —	$53,427
CITI	8,185	(5,242)	—	—	2,943
GSCO	13,941	(2,223)	—	—	11,718
JPHQ	36,509	(15,583)	—	—	20,926
RBS	3,118	(3,118)	—	—	—
UBSW	8,669	(2,722)	—	—	5,947
Total	$123,849	$(28,888)	$ —	$ —	$94,961

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 44.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

9.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2017, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

A summary of inputs used as of April 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investments in Securities:
Management Investment Companies	$192,409	$—		$—	$192,409
Corporate Bonds	—	4,221,935		—	4,221,935
Foreign Government and Agency Securities	—	343,438		—	343,438
U.S. Government and Agency Securities	—	585,076		—	585,076
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	3,626,718		—	3,626,718
Municipal Bonds	—	597,940		—	597,940
Options Purchased	1,514	6,423		—	7,937
Short Term Investments	1,305,181	—		—	1,305,181
Total Investments in Securities	$1,499,104	$9,381,530		$—	$10,880,634

Other Financial Instruments:
Futures Contracts	$7,996	$—		$—	$7,996
Forward Exchange Contracts	—	22,638		—	22,638
Swap Contracts	—	5,093		—	5,093
Total Other Financial Instruments	$7,996	$27,731		$—	$35,727

Liabilities:
Other Financial Instruments:
Options Written	$—	$—	[a]	$—	$—
Futures Contracts	14,277	—		—	14,277
Forward Exchange Contracts	—	19,200		—	19,200
Swap Contracts	—	36,204		—	36,204
Total Other Financial Instruments	$14,277	$55,404		$—	$69,681

aIncludes securities determined to have no value at April 30, 2017.

11.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	EUR	Euro	BBA	British Bankers Association
BZWS	Barclays Bank PLC	GBP	British Pound	CDA	Community Development Authority/Agency
CITI	Citigroup, Inc.	IDR	Indonesian Rupiah	CDO	Collateralized Debt Obligation
EUX	Eurex	JPY	Japanese Yen	CLO	Collateralized Loan Obligation
GSCO	Goldman Sachs Group, Inc.	USD	United States Dollar	ETF	Exchange Traded Fund
HSBK	HSBC Bank PLC			FHLMC	Federal Home Loan Mortgage Corp
ICE	Intercontinental Exchange			FNMA	Federal National Mortgage Association
JPHQ	JP Morgan Chase & Co.			FRN	Floating Rate Note
RBS	Royal Bank of Scotland PLC			GO	General Obligation
UBSW	UBS AG			IO	Interest Only
				LIBOR	London InterBank Offered Rate
				MFM	Multi-Family Mortgage
				PCR	Pollution Control Revenue
				SFR	Single Family Revenue

Index Abbreviations
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index

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FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of the Franklin Flexible Alpha Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Flexible Alpha Bond Fund (the “Fund”) as of April 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 20, 2017

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $191,386 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2017.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1991	142	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	142	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	116	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	158	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	142	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	49

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	51

FRANKLIN STRATEGIC SERIES

FRANKLIN FLEXIBLE ALPHA BOND FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Flexible Alpha Bond Fund (Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Fund and the investment sub-advisory agreement between FAI and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of FAI, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management

Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance

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FRANKLIN FLEXIBLE ALPHA BOND FUND

SHAREHOLDER INFORMATION

Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all alternative credit focus funds underlying variable insurance products (VIPs). The Fund commenced operations on August 3, 2015, and thus has been in operation for less than two years. The Board noted that the Fund’s annualized income return and annualized total return for the one-year period were below the medians of its Performance Universe. The Board concluded that the Fund’s performance was acceptable given its short period of operation. In doing so, the Board noted that the Fund’s Performance Universe represents diverse risk profiles.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 10 other alternative credit focus funds underlying VIPs. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by each Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and

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FRANKLIN STRATEGIC SERIES

FRANKLIN FLEXIBLE ALPHA BOND FUND

SHAREHOLDER INFORMATION

systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Flexible Alpha Bond Fund
Investment Manager
Franklin Advisers, Inc.
Subadvisor
Franklin Templeton Institutional, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	953 A 06/17

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2017

Franklin Strategic Income Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended April 30, 2017, mostly upbeat economic data, improved U.S. corporate earnings and supportive monetary policies were positives for the securities markets. After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate twice, in December 2016 and March 2017, to 0.75%–1.00%, noting improved employment and higher inflation. The 10-year U.S. Treasury yield began the period at 1.83% and ended the period at 2.29%. In this environment, U.S. stocks, as measured by the Standard & Poor’s 500® Index, generated a +17.92% total return for the 12-month period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +0.83% total return.1

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Income Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer – Investment

Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Strategic Income Fund

We are pleased to bring you Franklin Strategic Income Fund’s annual report for the fiscal year ended April 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities.

Performance Overview

The Fund’s Class A shares delivered a +7.50% cumulative total return for the 12 months under review. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed rate taxable bond market, generated a +0.83% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, produced a +6.42% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review. The economy strengthened in 2016’s third quarter, but moderated in the next two quarters, largely due to declines in private inventory investment and government spending. The manufacturing sector generally expanded and the services sector also continued to grow. The unemployment rate decreased from 5.0% in April 2016 to 4.4% at period-end.3 Monthly retail sales were volatile, but grew during most of the period. Annual inflation, as measured by the Consumer Price Index, increased from 1.1% to 2.2% during the period.

After maintaining its target interest rate in 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. Treasury yields declined earlier in the period due to negative interest rates in Japan and Europe, central banks’ purchases of government bonds and the U.K.’s historic referendum to leave the European Union in June 2016 (also known as “the Brexit”). Geopolitical tensions in the Middle East and the Korean peninsula pulled the yield further down. However, the yield rose in October due to positive economic data and signals from the Fed about the possibility of an increase in interest rates in the near term. The yield further increased in November and December, amid a bond market sell-off, based on investor expectations that possible expansionary fiscal policies under new U.S. President Donald

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended April 30, 2017, this category consisted of 325 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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FRANKLIN STRATEGIC INCOME FUND

Portfolio Composition*

Based on Total Net Assets

	4/30/17		4/30/16
High Yield Corporate Bonds	28.8%		28.6%
Investment-Grade Corporate Bonds	17.0%		10.3%
Floating-Rate Loans	16.6%		19.6%
Mortgage-Backed Securities	12.8%		8.5%
International Government & Agency Bonds	8.5%		14.5%
U.S. Treasury Securities	6.5%		4.2%
Collateral Loan Obiligations	4.1%		1.5%
Other	2.5%		1.4%
Asset-Backed Securities	2.3%		0.1%
Municipal Bonds	2.1%		1.1%
Commercial Mortgage-Backed Securities	2.0%		4.0%
Equities	0.0%	**	0.2%
Short-Term Investments & Other Net Assets	-3.2%		6.0%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The compostion may not macth the SOI.

**Rounds to less than 0.1% of total net assets.

Trump could lead to a stronger economy and higher inflation. Overall, the U.S. Treasury yield rose from 1.83% at the beginning of the period to 2.29% at period-end.

Investment Strategy

We use an active asset allocation strategy to try to achieve the Fund’s investment goals. We employ a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We regularly enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. We may also enter into interest-rate and credit-related transactions involving derivative instruments, including interest-rate, fixed income total return and credit default swaps and interest rate and/or bond futures contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

For global fixed income markets, the first half of the 12 months under review were generally characterized by low levels of

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

volatility and an increase in risk appetite amid low and negative global interest rates. Interest rates fluctuated with rates moving marginally higher on the short end of the U.S. Treasury yield curve and rising on the longer end. Starting in the second half of the period, rising global bond yields accelerated over the rest of 2016, mainly due to Donald Trump’s U.S. presidential victory and speculation about the likelihood of new spending and tax cuts in 2017 to stimulate the U.S. economy. Investors reassessed their outlook on global inflation and interest rates, and upbeat U.S. economic data persuaded the Fed to raise rates twice during the remainder of the period. U.S. Treasury yields stayed relatively stable during the first four months of 2017, although they increased ahead of the Fed’s March rate hike. However, yields fell again after subsequent dovish statements from the Fed and the retraction of President Trump’s health care reform legislation. Outside the U.S., many major economies reduced or kept their interest rates untouched during the period.

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What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

In this environment, many global fixed income sectors outpaced U.S. Treasuries on a duration-matched basis. Corporate credit, particularly high yield bonds, were among the strongest performers, as were hard- and local-currency emerging market debt securities.

Distributions*

5/1/16–4/30/17

	Distributions per Share (cents)**
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	2.45	2.13	2.25	2.77	2.65
June	2.55	2.24	2.36	2.86	2.74
July	2.26	1.95	2.06	2.59	2.46
August	1.28	0.96	1.09	1.60	1.48
September	1.12	0.80	0.92	1.44	1.32
October	0.91	0.61	0.72	1.22	1.10
November	0.91	0.59	0.71	1.24	1.12
December	1.27	0.95	1.08	1.58	1.47
January	1.10	0.78	0.91	1.42	1.30
February	1.15	0.83	0.95	1.47	1.36
March	1.15	0.82	0.95	1.47	1.35
April	1.15	0.82	0.95	1.47	1.35
Total	17.30	13.48	14.95	21.13	19.70

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions and past distributions are not indicative of future trends.

**Distributions were reduced duirng the period to meet federal income tax and excise tax requirements as a result of the impact of net foreign currency losses.

During the period, the Fund’s overweighted exposure to corporate credit provided a significant boost to performance, with senior secured floating rate loans being the primary contributor. Additionally, our positions in foreign currencies also added to results. Non-U.S. duration exposure and non-agency residential mortgage-backed securities (RMBS) also benefited returns. In contrast, our exposure to emerging market sovereign debt and non-U.S. dollar-denominated debt hurt performance. The Fund’s more defensive duration positioning on the U.S. yield curve also detracted.

Corporate credit fundamentals remained generally supportive and technical conditions continued to be strong as the low interest-rate backdrop provided strong demand for corporate credit. We remained allocated across spread sectors, both corporate and securitized. Over the period, we increased our exposure to high yield and investment-grade corporate credit, treasury inflation protected securities (TIPS) and fixed-rate agency mortgage-backed securities (MBS).

We pared our allocation to emerging market debt securities and commercial MBS debt. We continued to find what we considered opportunities in global bond markets outside the U.S, and maintained exposure to international bonds and currencies.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

Christopher J. Molumphy, CFA

Roger A. Bayston, CFA

Patricia O’Connor, CFA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of April 30, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+7.50%	+2.97%
5-Year	+18.46%	+2.54%
10-Year	+62.92%	+4.54%

Advisor
1-Year	+7.76%	+7.76%
5-Year	+19.93%	+3.70%
10-Year	+67.13%	+5.27%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	1.88%	3.70%	3.65%
Advisor	2.23%	4.11%	4.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/07–4/30/17)

Advisor Class (5/1/07–4/30/17)

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.1730
C	$0.1348
R	$0.1495
R6	$0.2113
Advisor	$0.1970

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	0.88%	0.92%
Advisor	0.63%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Advisor Class) per share on 4/30/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

7. Source: Lipper, a Thomson Reuters Company. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Incomes Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/17, there were 325 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,026.80	$4.12	$1,020.73	$4.11	0.82%
C	$1,000	$1,024.70	$6.12	$1,018.74	$6.06	1.22%
R	$1,000	$1,025.60	$5.37	$1,019.49	$5.36	1.07%
R6	$1,000	$1,028.80	$2.16	$1,022.66	$2.16	0.43%
Advisor	$1,000	$1,028.00	$2.87	$1,021.97	$2.86	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Consolidated Financial Highlights

Franklin Strategic Income Fund

	Year Ended April 30,
	2017	2016	2015	2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.32	$10.04	$10.57	$10.86	$10.48

Income from investment operations[a]:

Net investment income[b]	0.39	0.42	0.42	0.44	0.45

Net realized and unrealized gains (losses)	0.30	(0.74)	(0.30)	(0.18)	0.54

Total from investment operations	0.69	(0.32)	0.12	0.26	0.99

Less distributions from:

Net investment income and net foreign currency gains	(0.17)	(0.40)	(0.55)	(0.45)	(0.57)

Net realized gains	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.17)	(0.40)	(0.65)	(0.55)	(0.61)

Net asset value, end of year	$9.84	$9.32	$10.04	$10.57	$10.86

Total return[c]	7.50%	(3.14)%	1.16%	2.52%	9.70%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.88%	0.86%	0.86%	0.87%

Expenses net of waiver and payments by affiliates[d]	0.82%	0.84%	0.85%	0.86% [e]	0.87%

Net investment income	4.08%	4.44%	4.03%	4.16%	4.21%

Supplemental data

Net assets, end of year (000’s)	$3,833,786	$4,500,752	$5,242,844	$5,182,490	$4,966,834

Portfolio turnover rate	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[f]	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	11

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.31	$10.04	$10.57	$10.85	$10.48

Income from investment operations[a]:

Net investment income[b]	0.35	0.38	0.38	0.40	0.41

Net realized and unrealized gains (losses)	0.31	(0.75)	(0.30)	(0.17)	0.53

Total from investment operations	0.66	(0.37)	0.08	0.23	0.94

Less distributions from:

Net investment income and net foreign currency gains	(0.13)	(0.36)	(0.51)	(0.41)	(0.53)

Net realized gains	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.13)	(0.36)	(0.61)	(0.51)	(0.57)

Net asset value, end of year	$9.84	$9.31	$10.04	$10.57	$10.85

Total return[c]	7.19%	(3.64)%	0.76%	2.20%	9.17%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.28%	1.28%	1.26%	1.26%	1.27%

Expenses net of waiver and payments by affiliates[d]	1.22%	1.24%	1.25%	1.26% [e]	1.27%

Net investment income	3.68%	4.04%	3.63%	3.76%	3.81%

Supplemental data

Net assets, end of year (000’s)	$1,385,981	$1,645,852	$2,070,739	$2,109,049	$2,108,962

Portfolio turnover rate	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[f]	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

12	Annual Report	| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.28	$10.01	$10.54	$10.82	$10.45

Income from investment operations[a]:

Net investment income[b]	0.37	0.39	0.39	0.41	0.42

Net realized and unrealized gains (losses)	0.31	(0.74)	(0.29)	(0.17)	0.53

Total from investment operations	0.68	(0.35)	0.10	0.24	0.95

Less distributions from:

Net investment income and net foreign currency gains	(0.15)	(0.38)	(0.53)	(0.42)	(0.54)

Net realized gains	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.15)	(0.38)	(0.63)	(0.52)	(0.58)

Net asset value, end of year	$9.81	$9.28	$10.01	$10.54	$10.82

Total return	7.38%	(3.50)%	0.91%	2.36%	9.36%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.13%	1.13%	1.11%	1.11%	1.12%

Expenses net of waiver and payments by affiliates[c]	1.07%	1.09%	1.10%	1.11% [d]	1.12%

Net investment income	3.83%	4.19%	3.78%	3.91%	3.96%

Supplemental data

Net assets, end of year (000’s)	$146,552	$181,671	$223,758	$227,359	$260,647

Portfolio turnover rate	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[e]	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	13

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.33	$10.05	$10.58	$10.87

Income from investment operations[b]:

Net investment income[c]	0.43	0.46	0.46	0.49

Net realized and unrealized gains (losses)	0.31	(0.74)	(0.30)	(0.19)

Total from investment operations	0.74	(0.28)	0.16	0.30

Less distributions from:

Net investment income and net foreign currency gains	(0.21)	(0.44)	(0.59)	(0.49)

Net realized gains	—	—	(0.10)	(0.10)

Total distributions	(0.21)	(0.44)	(0.69)	(0.59)

Net asset value, end of year	$9.86	$9.33	$10.05	$10.58

Total return	8.03%	(2.76)%	1.54%	2.90%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.48%	0.49%	0.48%	0.48%

Expenses net of waiver and payments by affiliates[d]	0.42%	0.45%	0.47%	0.48% [e]

Net investment income	4.48%	4.83%	4.41%	4.54%

Supplemental data

Net assets, end of year (000’s)	$369,106	$286,503	$253,929	$247,007

Portfolio turnover rate	140.83%	88.04%	72.51%	54.11%

Portfolio turnover rate excluding mortgage dollar rolls[f]	87.33%	48.33%	49.36%	54.11%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

14	Annual Report	| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.33	$10.05	$10.58	$10.86	$10.49

Income from investment operations[a]:

Net investment income[b]	0.42	0.44	0.44	0.47	0.48

Net realized and unrealized gains (losses)	0.30	(0.74)	(0.29)	(0.17)	0.53

Total from investment operations	0.72	(0.30)	0.15	0.30	1.01

Less distributions from:

Net investment income and net foreign currency gains	(0.20)	(0.42)	(0.58)	(0.48)	(0.60)

Net realized gains	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.20)	(0.42)	(0.68)	(0.58)	(0.64)

Net asset value, end of year	$9.85	$9.33	$10.05	$10.58	$10.86

Total return	7.76%	(2.89)%	1.41%	2.87%	9.87%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.63%	0.61%	0.61%	0.62%

Expenses net of waiver and payments by affiliates[c]	0.57%	0.59%	0.60%	0.61% [d]	0.62%

Net investment income	4.33%	4.69%	4.28%	4.41%	4.46%

Supplemental data

Net assets, end of year (000’s)	$1,070,103	$904,899	$1,130,796	$1,010,755	$956,001

Portfolio turnover rate	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[e]	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	15

FRANKLIN STRATEGIC SERIES

Consolidated Statement of Investments, April 30, 2017

Franklin Strategic Income Fund

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 1.2%
Consumer Services 0.4%
[a,b,c] Turtle Bay Resort	United States	5,579,939	$25,946,719

Energy 0.7%
[a] Chaparral Energy Inc., A	United States	448,417	11,210,425
[a,d] Chaparral Energy Inc., A, 144A	United States	3,418	86,719
[a] Chaparral Energy Inc., B	United States	94,305	2,357,625
[a,e] CHC Group LLC	Cayman Islands	168,355	2,020,260
[a] Energy XXI Gulf Coast Inc.	United States	244,178	6,714,895
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	47,227	247,942
[a,d] Halcon Resources Corp.	United States	955,276	6,141,864
[a] Halcon Resources Corp., wts., 9/09/20	United States	75,770	79,558
[a] Linn Energy Inc.	United States	239,823	6,722,239
[a] Midstates Petroleum Co. Inc.	United States	6,826	126,690
[a,f] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	48,362	4,072
[a] Penn Virginia Corp.	United States	187,985	7,442,307
[a] W&T Offshore Inc.	United States	936,100	1,909,644

			45,064,240

Materials 0.0%†
[a] Verso Corp., A	United States	38,905	236,153
[a] Verso Corp., wts., 7/25/23	United States	4,095	614
[a,d] Warrior Met Coal Inc.	United States	211,824	3,638,294

			3,875,061

Retailing 0.0%†
[a,d] Holdco 2, A	South Africa	125,940,079	94,224
[a,d] Holdco 2, B	South Africa	12,532,822	9,377

			103,601

Transportation 0.0%†
[a,f] CEVA Holdings LLC	United States	1,570	313,994

Utilities 0.1%
Vistra Energy Corp.	United States	513,779	7,680,996

Total Common Stocks and Other Equity Interests (Cost $179,918,243)			82,984,611

Management Investment Companies 7.2%
Diversified Financials 7.2%
[g] Franklin Lower Tier Floating Rate Fund	United States	25,361,119	267,559,803
[g] Franklin Middle Tier Floating Rate Fund	United States	21,833,687	219,646,896

Total Management Investment Companies (Cost $470,958,729)			487,206,699

Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a,f] CEVA Holdings LLC, cvt. pfd., A-1	United States	62	20,150
[a,f] CEVA Holdings LLC, cvt. pfd., A-2	United States	3,399	764,676

Total Convertible Preferred Stocks (Cost $5,149,789)			784,826

16	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value

Convertible Bonds (Cost $16,016,242) 0.2%
Energy 0.2%
CHC Group LLC/CHC Finance Ltd., cvt., zero cpn., 10/01/20	Cayman Islands	8,657,428		$15,972,955

Corporate Bonds 46.2%
Automobiles & Components 1.2%
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	35,000,000		36,132,950
Ford Motor Credit Co. LLC, senior note, 3.096%, 5/04/23	United States	20,400,000		20,103,404
The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	19,400,000		19,957,750
senior note, 5.125%, 11/15/23	United States	5,400,000		5,694,192

				81,888,296

Banks 4.3%
Bank of America Corp., senior note, 6.40%, 8/28/17	United States	10,000,000		10,159,350
senior note, 7.75%, 4/30/18	United States	3,700,000	GBP	5,123,779
senior note, 5.65%, 5/01/18	United States	5,000,000		5,189,765
senior note, 3.50%, 4/19/26	United States	46,000,000		45,986,568
CIT Group Inc., senior note, 5.375%, 5/15/20	United States	6,900,000		7,443,375
senior note, 5.00%, 8/15/22	United States	18,000,000		19,409,400
Citigroup Inc., senior note, 3.875%, 10/25/23	United States	20,000,000		20,917,140
senior note, 3.30%, 4/27/25	United States	2,500,000		2,488,420
senior note, 3.40%, 5/01/26	United States	23,300,000		23,033,984
sub. bond, 5.50%, 9/13/25	United States	10,000,000		11,064,890
sub. note, 4.05%, 7/30/22	United States	5,000,000		5,242,230
JPMorgan Chase & Co., [h]junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	10,000,000		10,650,000
[h]junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual .	United States	5,000,000		5,368,750
senior bond, 3.30%, 4/01/26	United States	10,000,000		9,892,550
senior bond, 3.20%, 6/15/26	United States	7,000,000		6,870,164
senior note, 4.25%, 10/15/20	United States	10,000,000		10,648,370
senior note, 3.25%, 9/23/22	United States	5,000,000		5,127,450
sub. note, 3.375%, 5/01/23	United States	10,000,000		10,081,650
sub. note, 3.875%, 9/10/24	United States	10,000,000		10,258,690
Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	2,600,000		2,674,217
Wells Fargo & Co., [h]junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	21,000,000		22,286,250
senior note, 2.60%, 7/22/20	United States	10,000,000		10,129,200
senior note, 3.00%, 4/22/26	United States	36,000,000		34,864,020

				294,910,212

Capital Goods 1.3%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	25,500,000		25,997,250
[i] Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	16,900,000		18,230,875
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	11,400,000		11,599,500
[i] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	4,600,000		4,709,250
TransDigm Inc., senior sub. bond, 6.50%, 7/15/24	United States	4,000,000		4,120,000
senior sub. bond, 6.50%, 5/15/25	United States	2,500,000		2,562,500
senior sub. bond, 6.375%, 6/15/26	United States	15,000,000		15,150,000
senior sub. note, 6.00%, 7/15/22	United States	4,000,000		4,130,000

				86,499,375

franklintempleton.com	Annual Report	17

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Commercial & Professional Services 0.3%
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	20,500,000		$21,704,375

Consumer Durables & Apparel 1.0%
[i] Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	25,100,000		25,100,000
KB Home, senior bond, 7.50%, 9/15/22	United States	5,000,000		5,678,125
senior note, 7.00%, 12/15/21	United States	10,000,000		11,137,500
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	24,600,000		24,999,750

				66,915,375

Consumer Services 2.1%
[i] 1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 6.00%, 4/01/22	Canada	20,000,000		20,900,000
GLP Capital LP/GLP Financing II Inc., senior note, 5.375%, 4/15/26	United States	6,100,000		6,450,750
[i] International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	13,200,000		14,503,500
senior secured note, 144A, 6.25%, 2/15/22	United States	20,500,000		22,419,415
[i] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	8,900,000		9,211,500
senior note, 144A, 5.25%, 6/01/26	United States	9,100,000		9,350,250
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	30,000,000		30,548,070
[i] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	13,700,000		14,282,250
[i] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	12,700,000		13,081,000

				140,746,735

Diversified Financials 2.8%
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	20,000,000		19,436,240
[i,j,k] Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	3,300,000		3,300,000
The Goldman Sachs Group Inc., senior note, 3.50%, 1/23/25	United States	33,800,000		34,004,051
senior note, 3.75%, 2/25/26	United States	15,000,000		15,266,745
[i] Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	8,400,000	EUR	9,856,189
Morgan Stanley, senior note, 3.875%, 1/27/26	United States	43,100,000		44,144,184
sub. bond, 3.95%, 4/23/27	United States	10,000,000		10,062,330
Navient Corp., senior note, 5.875%, 3/25/21	United States	5,000,000		5,200,000
senior note, 6.625%, 7/26/21	United States	8,000,000		8,490,000
senior note, 6.125%, 3/25/24	United States	10,000,000		9,950,000
[i] Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	7,200,000		7,605,000
senior note, 144A, 5.50%, 2/15/24	Ireland	12,400,000		13,131,600
[i] Transurban Finance Co. Pty. Ltd., 144A, 3.375%, 3/22/27	Australia	11,400,000		11,104,540

				191,550,879

Energy 3.9%
[c,l] BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	12,500,000		6,156,250
[i] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	7,852,000		6,075,485
[i] Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 11.50%, 1/15/21	United States	8,900,000		10,368,500

18	Annual Report	franklintempleton.com

                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[i] Cheniere Corpus Christi Holdings LLC, senior secured note, 144A, 7.00%, 6/30/24	United States	8,800,000	$9,876,944
senior secured note, first lien, 144A, 5.875%, 3/31/25	United States	8,200,000	8,763,750
CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	20,000,000	19,600,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	11,000,000	12,450,625
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000	10,836,810
[i,j] EnQuest PLC, 144A, PIK, 8.00%, 10/15/23	United Kingdom	12,000,395	9,628,841
[i,m] Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	20,000,000	20,366,000
Kinder Morgan Inc., senior bond, 4.30%, 6/01/25	United States	17,000,000	17,736,729
senior note, 7.00%, 6/15/17	United States	3,500,000	3,521,483
senior note, 6.50%, 9/15/20	United States	9,000,000	10,074,060
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	20,000,000	20,600,000
Regency Energy Partners LP/Regency Energy Finance Corp., senior bond, 5.50%, 4/15/23	United States	5,000,000	5,230,450
senior note, 5.875%, 3/01/22	United States	1,300,000	1,433,207
senior note, 5.00%, 10/01/22	United States	10,000,000	10,676,470
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	20,000,000	21,767,820
first lien, 5.625%, 4/15/23	United States	6,200,000	6,845,947
senior secured note, first lien, 5.625%, 3/01/25	United States	5,000,000	5,474,455
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000	5,549,940
[i,j] W&T Offshore Inc., second lien, 144A, PIK, 10.75%, 5/15/20	United States	5,050,512	4,286,325
senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	4,519,777	3,486,996
Weatherford International Ltd., senior note, 7.75%, 6/15/21	United States	9,000,000	9,630,000
senior note, 8.25%, 6/15/23	United States	10,500,000	11,405,625
[i] Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	12,500,000	12,348,875

			264,191,587

Food & Staples Retailing 0.7%
Kroger Co., senior bond, 2.65%, 10/15/26	United States	15,300,000	14,266,975
Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	30,000,000	30,871,950

			45,138,925

Food, Beverage & Tobacco 1.9%
Anheuser-Busch InBev Finance Inc., senior note, 3.30%, 2/01/23	Belgium	15,700,000	16,119,221
[i] Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	20,400,000	20,783,214
[i] JBS USA LLC/Finance Inc., senior bond, 144A, 5.875%, 7/15/24	United States	6,800,000	7,123,000
senior note, 144A, 8.25%, 2/01/20	United States	11,000,000	11,324,500
senior note, 144A, 5.75%, 6/15/25	United States	5,000,000	5,187,500
Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	25,400,000	24,188,014
[i] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	6,500,000	6,727,500
senior note, 144A, 4.875%, 11/01/26	United States	16,500,000	17,056,875

franklintempleton.com	Annual Report	19

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
[i] Post Holdings Inc., senior note, 144A, 6.00%, 12/15/22	United States	10,000,000	$10,712,500
senior note, 144A, 7.75%, 3/15/24	United States	9,000,000	10,046,250

			129,268,574

Health Care Equipment & Services 1.6%
Centene Corp., senior note, 4.75%, 5/15/22	United States	12,000,000	12,510,000
CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	2,000,000	1,802,500
senior note, 6.875%, 2/01/22	United States	8,300,000	6,899,375
senior secured note, first lien, 6.25%, 3/31/23	United States	3,900,000	3,982,875
DaVita Inc., senior bond, 5.125%, 7/15/24	United States	10,000,000	10,300,050
senior bond, 5.00%, 5/01/25	United States	9,300,000	9,393,000
HCA Inc., senior bond, 5.875%, 5/01/23	United States	15,000,000	16,360,500
senior bond, 5.875%, 2/15/26	United States	3,000,000	3,195,000
senior secured bond, first lien, 5.875%, 3/15/22	United States	5,000,000	5,556,250
senior secured bond, first lien, 5.25%, 4/15/25	United States	10,000,000	10,771,900
[i] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	11,100,000	11,960,250
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	4,800,000	4,897,656
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	7,000,000	7,105,000
senior note, 8.125%, 4/01/22	United States	5,000,000	5,100,000
senior note, 6.75%, 6/15/23	United States	2,700,000	2,585,250

			112,419,606

Household & Personal Products 0.3%
The Procter & Gamble Co., senior note, 2.45%, 11/03/26	United States	19,000,000	18,425,725

Insurance 1.1%
MetLife Inc., senior note, 3.60%, 4/10/24	United States	24,200,000	25,245,053
senior note, 3.00%, 3/01/25	United States	2,400,000	2,391,542
[i] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	35,000,000	37,228,625
Prudential Financial Inc., 3.50%, 5/15/24	United States	9,900,000	10,299,069

			75,164,289

Materials 5.4%
ArcelorMittal, senior note, 6.25%, 3/01/21	France	17,600,000	19,252,640
senior note, 6.125%, 6/01/25	France	2,700,000	3,040,875
[i,j] ARD Finance SA, senior secured note, 144A, PIK, 7.125%, 9/15/23	Luxembourg	1,300,000	1,355,250
[i] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 6/30/21	Luxembourg	5,100,000	5,291,250
senior note, 144A, 6.00%, 2/15/25	Luxembourg	11,500,000	11,701,250
[i] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	15,000,000	16,143,750
[i] BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	21,200,000	21,226,500
[i] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	5,800,000	6,157,599
[i] Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	15,000,000	15,782,475
senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	4,000,000	4,297,180

20	Annual Report	franklintempleton.com

                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Materials (continued)
[i] Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	11,900,000	EUR	$13,780,939
The Chemours Co., senior note, 6.625%, 5/15/23	United States	21,000,000		22,575,000
[i] First Quantum Minerals Ltd., senior note, 144A, 7.00%, 2/15/21	Canada	10,000,000		10,400,000
senior note, 144A, 7.25%, 4/01/23	Canada	5,300,000		5,409,313
Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	26,000,000		24,557,000
[i] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	13,300,000		14,306,065
[i] Glencore Funding LLC, senior note, 144A, 4.125%, 5/30/23	Switzerland	5,000,000		5,143,925
senior note, 144A, 4.625%, 4/29/24	Switzerland	2,500,000		2,622,218
[i] INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	30,000,000		30,975,000
LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	20,400,000		21,443,154
[i] Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	15,400,000		15,862,000
[i] Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	7,800,000		8,131,500
senior note, 144A, 5.875%, 8/15/23	United States	12,500,000		13,398,437
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, first lien, 5.75%, 10/15/20	United States	6,600,000		6,806,250
[i]first lien, 144A, 5.125%, 7/15/23	United States	5,900,000		6,158,125
[i]senior note, 144A, 7.00%, 7/15/24	United States	5,600,000		6,037,500
[i,n]senior secured note, first lien, 144A, FRN, 4.658%, 7/15/21	United States	6,500,000		6,662,500
[i] Sealed Air Corp., senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000		11,893,250
senior bond, 144A, 5.50%, 9/15/25	United States	2,600,000		2,788,500
senior note, 144A, 4.875%, 12/01/22	United States	11,300,000		11,822,625
Steel Dynamics Inc., senior bond, 5.50%, 10/01/24	United States	9,700,000		10,269,875
senior note, 5.125%, 10/01/21	United States	9,200,000		9,545,000

				364,836,945

Media 5.2%
21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	6,100,000		6,188,249
[i] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	22,000,000		22,797,500
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	18,000,000		18,281,700
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	15,000,000		15,600,000
[i]senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000		13,585,000
Clear Channel Worldwide Holdings Inc., senior note, 6.50%, 11/15/22	United States	3,000,000		3,075,000
senior note, 6.50%, 11/15/22	United States	5,000,000		5,206,250
senior sub. note, 7.625%, 3/15/20	United States	900,000		897,750
senior sub. note, 7.625%, 3/15/20	United States	6,400,000		6,496,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	22,000,000		24,255,000
DISH DBS Corp., senior bond, 5.00%, 3/15/23	United States	10,000,000		10,050,000
senior note, 6.75%, 6/01/21	United States	4,000,000		4,360,000
senior note, 5.875%, 7/15/22	United States	3,000,000		3,185,370
senior note, 5.875%, 11/15/24	United States	5,000,000		5,262,500

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Media (continued)
iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	13,000,000		$9,928,750
senior secured note, first lien, 9.00%, 9/15/22	United States	8,100,000		6,145,875
[i] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	21,300,000		21,885,750
[i] Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	14,600,000		15,658,500
senior bond, 144A, 5.375%, 4/15/25	United States	10,000,000		10,287,500
Tegna Inc., senior bond, 6.375%, 10/15/23	United States	12,000,000		12,795,000
[i]senior bond, 144A, 5.50%, 9/15/24	United States	2,800,000		2,884,000
senior note, 5.125%, 7/15/20	United States	9,800,000		10,130,750
Time Warner Cable LLC, senior note, 4.00%, 9/01/21	United States	15,600,000		16,305,963
Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	25,400,000		23,877,143
[i] Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured bond, first lien, 144A, 5.75%, 1/15/23	Germany	2,997,000	EUR	3,463,040
senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	1,520,000	EUR	1,764,874
[i] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	18,000,000		19,215,000
[i] Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	25,000,000		25,000,000
[i] Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	9,600,000	GBP	13,401,630
[i] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	14,000,000		14,472,500
[i] Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	8,600,000	EUR	9,910,246

				356,366,840

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	25,000,000		25,485,300
Baxalta Inc., senior note, 4.00%, 6/23/25	United States	25,000,000		25,756,425
Biogen Inc., senior note, 3.625%, 9/15/22	United States	14,900,000		15,542,399
[i] Endo Dac/Endo Finance LLC/Endo Finco Inc., senior bond, 144A, 6.00%, 2/01/25	United States	11,900,000		10,109,050
senior note, 144A, 6.00%, 7/15/23	United States	5,000,000		4,406,250
[i] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	12,900,000		13,480,500
[i] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	9,000,000		7,773,750
[i] Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000		2,300,200
senior note, 144A, 5.50%, 3/01/23	United States	8,000,000		5,940,000
senior note, 144A, 7.00%, 3/15/24	United States	2,100,000		2,147,250

				112,941,124

Real Estate 0.9%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	28,900,000		28,203,568
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	25,000,000		26,156,250
MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	4,200,000		4,326,000

				58,685,818

22	Annual Report	franklintempleton.com

                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Retailing 0.8%
Home Depot Inc., senior note, 2.125%, 9/15/26	United States	15,000,000	$14,095,260
[i,j] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	9,289,110	882,465
[i,j] K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	1,341,707	1,818,013
Netflix Inc., senior bond, 5.875%, 2/15/25	United States	10,000,000	10,875,000
[i]senior bond, 144A, 4.375%, 11/15/26	United States	11,800,000	11,652,500
[i] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	20,000,000	18,300,000

			57,623,238

Semiconductors & Semiconductor Equipment 0.2%
Qorvo Inc., senior bond, 7.00%, 12/01/25	United States	4,300,000	4,794,500
senior note, 6.75%, 12/01/23	United States	10,000,000	10,887,500

			15,682,000

Software & Services 1.3%
[i] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	22,000,000	22,481,360
[i] First Data Corp., second lien, 144A, 5.75%, 1/15/24	United States	22,400,000	23,324,000
senior note, 144A, 7.00%, 12/01/23	United States	7,500,000	8,060,250
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	8,400,000	8,718,385
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	20,000,000	20,900,000
[i] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	5,500,000	5,699,375

			89,183,370

Technology Hardware & Equipment 0.9%
[i] CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	16,600,000	17,782,750
[i] Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior note, 144A, 5.875%, 6/15/21	United States	2,500,000	2,656,250
senior note, 144A, 7.125%, 6/15/24	United States	12,600,000	13,933,975
Western Digital Corp., senior note, 10.50%, 4/01/24	United States	25,700,000	30,390,250

			64,763,225

Telecommunication Services 3.6%
AT&T Inc., senior bond, 3.40%, 5/15/25	United States	20,000,000	19,509,800
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	5,000,000	5,375,000
senior bond, 5.625%, 4/01/25	United States	10,000,000	9,800,000
senior note, 5.80%, 3/15/22.	United States	2,000,000	2,100,000
[i] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	10,000,000	9,203,150
senior note, 144A, 7.125%, 4/01/22	Bermuda	3,000,000	2,520,270
[i] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	10,000,000	9,545,450
[i] Hughes Satellite Systems Corp., senior bond, 144A, 6.625%, 8/01/26	United States	17,200,000	17,716,000
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	15,000,000	14,118,000
senior note, 7.50%, 4/01/21	Luxembourg	5,000,000	4,600,000

franklintempleton.com	Annual Report	23

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Telecommunication Services (continued)
[i] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	21,800,000		$22,853,812
Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	10,000,000		10,443,750
[i]senior note, 144A, 9.00%, 11/15/18	United States	2,200,000		2,411,750
[i]senior note, 144A, 7.00%, 3/01/20	United States	5,000,000		5,475,000
[i] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 144A, 3.36%, 3/20/23	United States	15,800,000		15,945,519
T-Mobile USA Inc., senior bond, 6.50%, 1/15/24	United States	5,000,000		5,425,000
senior bond, 6.375%, 3/01/25	United States	14,700,000		16,101,204
senior note, 6.125%, 1/15/22	United States	2,000,000		2,117,500
senior note, 6.00%, 4/15/24	United States	4,200,000		4,561,200
senior note, 5.125%, 4/15/25	United States	6,000,000		6,337,500
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	22,000,000		24,333,474
[i] Wind Acquisition Finance SA, senior secured note, 144A, 4.00%, 7/15/20	Italy	14,400,000	EUR	15,937,131
senior secured note, 144A, 7.00%, 4/23/21	Italy	17,300,000	EUR	19,616,684

				246,047,194

Transportation 0.8%
FedEx Corp., senior bond, 3.25%, 4/01/26.	United States	25,400,000		25,494,336
[i] Florida East Coast Holdings Corp., secured note, first lien, 144A, 6.75%, 5/01/19	United States	7,600,000		7,831,800
senior note, 144A, 9.75%, 5/01/20	United States	4,000,000		4,280,000
United Airlines Pass Through Trust, second lien, 2016-1, A, 3.45%, 1/07/30	United States	13,800,000		13,886,250

				51,492,386

Utilities 2.9%
Calpine Corp., senior bond, 5.75%, 1/15/25	United States	9,000,000		8,685,000
senior note, 5.375%, 1/15/23	United States	10,000,000		9,900,000
[i]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	2,000,000		2,110,000
Dominion Resources Inc., senior bond, 2.85%, 8/15/26	United States	11,400,000		10,812,022
[i] Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	28,300,000		26,248,250
[h,i] EDF SA, junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	5,000,000		4,992,700
sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000		25,019,500
Exelon Corp., senior bond, 3.95%, 6/15/25	United States	18,500,000		19,245,236
[i] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000		23,375,000
Sempra Energy, senior bond, 3.55%, 6/15/24	United States	8,800,000		9,018,583
senior note, 3.75%, 11/15/25	United States	12,300,000		12,644,904
The Southern Co., senior bond, 3.25%, 7/01/26	United States	32,300,000		31,499,025
[i] Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	13,400,000		12,562,500

				196,112,720

Total Corporate Bonds (Cost $3,118,313,689)				3,142,558,813

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                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

[n,o] Senior Floating Rate Interests 9.5%
Automobiles & Components 0.4%
The Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.99%, 4/30/19	United States	1,665,012	$1,685,131
TI Group Automotive Systems LLC, Initial US Term Loan, 3.743%, 6/30/22	United States	23,846,549	24,025,397

			25,710,528

Capital Goods 0.2%
[p] Allison Transmission Inc., Term Loans, 2.99%, 9/23/22	United States	8,700,050	8,797,326
Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.50%, 10/09/20	United States	736,591	713,879
Harsco Corp., Initial Term Loan, 6.00%, 11/02/23	United States	2,313,871	2,364,487
Leidos (Abacus Innovations Corp.), B Term Loan, 3.25%, 8/16/23	United States	1,595,978	1,613,932

			13,489,624

Commercial & Professional Services 0.1%
KAR Auction Services Inc., Tranche B-3 Term Loans, 4.50%, 3/09/23	United States	9,418,827	9,537,975
Ventia Pty. Ltd., Term B Loans (USD), 4.662%, 5/21/22	Australia	837,670	846,047

			10,384,022

Consumer Services 0.9%
Aristocrat Technologies Inc., Tranche B-2 Loans, 3.406%, 10/20/21	United States	1,676,538	1,692,916
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.15%, 3/15/22	United States	3,801,458	3,811,437
[p] Caesars Entertainment Operating Co. LLC., Term B Loans, 5.75%, 8/31/24	United States	1,496,438	1,488,332
[p] Eldorado Resorts Inc., Initial Term Loan, 5.25%, 4/17/24	United States	5,317,262	5,323,909
Fitness International LLC, Term A Loan, 4.243%, 4/01/20	United States	31,843,975	31,843,974
[p] Greektown Holdings LLC, Initial Term Loan, 6.00%, 4/25/24	United States	3,040,885	3,047,855
Prime Security Services Borrower LLC, 2016-2 Refinancing Term B-1 Loan, 4.25%, 5/02/22	United States	6,570,938	6,645,446
[c,j] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.75%, 6/30/17	United States	4,653,944	4,589,952

			58,443,821

Diversified Financials 0.1%
First Eagle Investment Management LLC, Initial Term Loans, 4.656%, 12/01/22	United States	5,255,414	5,283,336
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%, 6/01/23	United States	3,578,420	3,614,204

			8,897,540

Energy 1.7%
Bowie Resource Holdings LLC, [p]First Lien Initial Term Loan, 6.75%, 8/14/20	United States	27,584,963	26,849,355
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	16,060,827	14,824,144
[p] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	47,867,295	46,850,115
International Seaways Inc., Initial Term Loan, 5.79%, 8/05/19	United States	17,322,009	17,307,579
McDermott Finance LLC, Term Loan, 8.397%, 4/16/19	United States	1,520,032	1,543,783
OSG Bulk Ships Inc., Initial Term Loan, 5.29%, 8/05/19	United States	9,459,728	9,325,712
[p] UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	2,279,105	2,111,734

			118,812,422

Food & Staples Retailing 0.1%
[p] Aramark Corp., U.S. Term A Loan, 4.75%, 3/28/22	United States	6,284,308	6,305,914

franklintempleton.com	Annual Report	25

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

[n,o] Senior Floating Rate Interests (continued)
Food, Beverage & Tobacco 0.1%
JBS USA LUX SA, New Initial Term Loans, 3.483%, 10/30/22	Brazil	1,980,891	$1,990,487
Pinnacle Foods Finance LLC, Initial Term Loans, 2.983%, 2/03/24	United States	1,758,624	1,771,681

			3,762,168

Health Care Equipment & Services 0.1%
Carestream Health Inc., Term Loan, 5.147%, 6/07/19	United States	4,741,176	4,713,028

Household & Personal Products 0.0%†
Spectrum Brands Inc., Term Loans, 2.852% - 3.486%, 6/23/22	United States	359,358	362,727

Materials 0.8%
Chemours Co., Tranche B-1 US Term Loans, 3.49%, 5/12/22	United States	28,914,054	29,108,327
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	7,750,335	7,793,931
[p] FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	8,997,073	9,063,454
Huntsman International LLC, 2015 Extended Term B Dollar Loan, 3.993%, 4/19/19	United States	1,192,471	1,198,930
OCI Beaumont LLC, Term B-3 Loan, 8.025%, 8/20/19	United States	8,784,994	9,059,525

			56,224,167

Media 0.5%
Altice US Finance I Corp., March 2017 Refinancing TL Commitments, 3.241%, 7/28/25	United States	1,986,110	1,986,606
AMC Entertainment Holdings Inc.,
2016 Incremental Term Commitments, 3.742%, 12/15/23	United States	771,290	777,750
Initial Term Loans, 3.744%, 12/15/22	United States	1,203,538	1,212,063
Charter Communications Operating LLC (CCO Safari), Term Loan A-1, 2.75%, 5/18/21	United States	9,576,000	9,579,419
CSC Holdings LLC, March 2017 Incremental Term Loans, 3.244%, 7/17/25	United States	12,958,602	12,967,711
Lions Gate Entertainment Corp., Term A Loan, 3.482%, 12/08/21	United States	5,314,041	5,343,933
Live Nation Entertainment Inc., Term B-2 Loans, 3.50%, 10/31/23	United States	769,357	775,483
UPC Financing Partnership, Facility AP, 3.744%, 4/15/25	United States	3,052,838	3,067,720

			35,710,685

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
[p] Endo Luxembourg Finance Co. I S.A.R.L and Endo LLC, Initial Term Loans, 7.25%, 4/27/24	United States	20,011,200	20,139,391
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.195%, 1/31/25	United States	26,150,888	26,265,351
RPI Finance Trust, Term A-2 Term Loan, 3.397%, 10/14/20	United States	6,528,435	6,540,676
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.74%, 4/01/22	United States	13,500,484	13,586,266

			66,531,684

Retailing 0.9%
Ascena Retail Group Inc., Tranche B Term Loan, 5.50%, 8/21/22	United States	35,667,667	32,323,823
Dollar Tree Inc., Term A-1 Loans, 2.75%, 7/06/20	United States	5,965,587	5,948,734
[p] PetSmart Inc., Tranche B-2 Loans, 4.02%, 3/11/22	United States	21,848,935	20,169,298

			58,441,855

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                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

[n,o] Senior Floating Rate Interests (continued)
Semiconductors & Semiconductor Equipment 0.4%
MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.989%, 5/07/21	United States	7,200,956	$7,308,970
MKS Instruments Inc., Tranche B-2 Term Loans, 3.743%, 5/01/23	United States	4,492,375	4,545,722
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.243%, 3/31/23	United States	18,172,822	18,299,378

			30,154,070

Software & Services 0.7%
Global Payments Inc., Delayed Draw Term Loan (A-2), 3.196%, 10/31/21	United States	11,053,194	11,073,919
MoneyGram International Inc., Term Loan, 4.397%, 3/27/20	United States	34,128,636	34,206,859
Rackspace Hosting Inc., 2016 Refinancing Term B Loan, 4.535%, 11/03/23	United States	3,856,451	3,888,186

			49,168,964

Technology Hardware & Equipment 0.4%
Ciena Corp., Refinancing Term Loan, 3.493%, 1/28/22	United States	1,858,782	1,873,885
Dell International LLC, Term A-3 Loan, 3.00%, 12/31/18	United States	9,738,459	9,763,818
Western Digital Corp., US Term B-2 Loan, 3.743%, 4/29/23	United States	9,835,105	9,926,079
Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.60%, 10/27/21	United States	3,036,717	3,069,942

			24,633,724

Telecommunication Services 0.1%
Consolidated Communications Inc., Initial Term Loan, 4.00%, 10/05/23	United States	2,396,019	2,416,385
Global Tel*Link Corp., Term Loan, 5.00%, 5/23/20	United States	2,834,035	2,834,035

			5,250,420

Transportation 0.5%
Air Canada, Term Loan, 3.90%, 10/06/23	Canada	550,559	554,918
[p] The Hertz Corp., Tranche B-1 Term Loan, 3.743%, 6/30/23	United States	18,323,122	18,367,501
Navios Maritime Midstream Partners LP and Navios Maritime Midstream Partners Finance (US) Inc., Term Loan, 5.66%, 6/18/20	Marshall Islands	13,297,885	13,297,885
United Air Lines Inc., Class B Term Loans, 3.422%, 4/01/24	United States	3,173,715	3,187,105
XPO Logistics Inc., Loans, 3.405%, 11/01/21	United States	940,478	945,533

			36,352,942

Utilities 0.5%
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.24%, 5/03/20 ..	United States	13,234,307	13,283,935
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.65%, 6/28/23.	United States	1,700,074	1,714,949
Lightstone Holdco LLC,
Initial Term B Loan, 5.539%, 1/30/24	United States	8,936,884	8,999,121
Initial Term C Loan, 5.50%, 1/30/24	United States	551,340	555,180
NRG Energy Inc., Term Loans, 3.243%, 6/30/23	United States	8,565,275	8,612,564

			33,165,749

Total Senior Floating Rate Interests (Cost $644,595,049)			646,516,054

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*			Value

Foreign Government and Agency Securities 8.6%
Government of the Philippines, senior note, 3-21, 2.875%, 5/22/17	Philippines	900,000,000		PHP	$17,944,889
Government of Hungary, 5.375%, 2/21/23	Hungary	16,250,000			18,042,781
Government of Indonesia,
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000		IDR	773,057
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000		IDR	15,475,084
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000		IDR	2,941,368
senior bond, FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000		IDR	2,711,830
senior bond, FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000		IDR	728,366
senior bond, FR56, 8.375%, 9/15/26	Indonesia	750,000,000,000		IDR	61,304,325
senior bond, FR70, 8.375%, 3/15/24	Indonesia	140,000,000,000		IDR	11,292,694
Government of Malaysia, senior bond, 4.24%, 2/07/18	Malaysia	66,300,000		MYR	15,398,522
senior note, 3.58%, 9/28/18	Malaysia	39,800,000		MYR	9,211,853
Government of Mexico,
7.75%, 12/14/17	Mexico	4,000,000	[q]	MXN	21,393,281
M, 4.75%, 6/14/18	Mexico	10,000,000	[q]	MXN	51,974,240
senior note, 8.50%, 12/13/18	Mexico	11,540,000	[q]	MXN	62,890,131
senior note, M, 5.00%, 6/15/17	Mexico	9,500,000	[q]	MXN	50,392,511
[i] Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	29,400,000			30,693,747
senior note, 144A, 7.25%, 9/28/21	Serbia	15,000,000			17,296,425
[i] Government of Ukraine,
144A, 7.75%, 9/01/22	Ukraine	2,200,000			2,172,500
144A, 7.75%, 9/01/23	Ukraine	4,355,000			4,232,625
144A, 7.75%, 9/01/24	Ukraine	4,355,000			4,169,499
144A, 7.75%, 9/01/25	Ukraine	4,355,000			4,145,285
144A, 7.75%, 9/01/26	Ukraine	4,355,000			4,112,862
144A, 7.75%, 9/01/27	Ukraine	4,354,000			4,101,033
[a,r]144A, VRI, GDP Linked Security, 5/31/40	Ukraine	20,490,000			7,256,738
Korea Monetary Stabilization Bond, senior note, 1.56%, 10/02/17	South Korea	33,000,000,000		KRW	29,039,654
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	80,000	[s]	BRL	25,273,633
10.00%, 1/01/23	Brazil	123,902	[s]	BRL	38,872,091
[t]Index Linked, 6.00%, 8/15/18	Brazil	34,550	[s]	BRL	32,951,910
[t]Index Linked, 6.00%, 5/15/23	Brazil	33,800	[s]	BRL	32,897,331
senior note, 10.00%, 1/01/19	Brazil	25,000	[s]	BRL	7,957,895

Total Foreign Government and Agency Securities (Cost $612,171,899)					587,648,160

U.S. Government and Agency Securities 6.4%
U.S. Treasury Bond,
4.50%, 5/15/17	United States	8,000,000			8,011,776
7.125%, 2/15/23	United States	3,000,000			3,852,831
6.25%, 8/15/23	United States	4,000,000			5,008,124
6.875%, 8/15/25	United States	1,000,000			1,358,027
6.50%, 11/15/26	United States	34,000,000			46,364,848
5.25%, 2/15/29	United States	1,750,000			2,266,010
3.00%, 11/15/45	United States	50,000,000			50,371,100
[u]Index Linked, 0.625%, 1/15/24	United States	52,143,606			53,617,288
[u]Index Linked, 2.375%, 1/15/25	United States	32,951,384			38,150,717

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                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Note,
4.75%, 8/15/17	United States	7,000,000	$7,077,791
3.875%, 5/15/18	United States	22,000,000	22,612,304
3.75%, 11/15/18	United States	39,000,000	40,496,781
2.75%, 2/15/24	United States	33,000,000	34,407,648
2.375%, 8/15/24	United States	5,000,000	5,083,495
[u]Index Linked, 2.125%, 1/15/19	United States	9,076,026	9,485,328
[u]Index Linked, 0.625%, 7/15/21	United States	10,807,233	11,207,436
[u]Index Linked, 0.125%, 7/15/24	United States	92,878,024	92,480,785

Total U.S. Government and Agency Securities (Cost $429,760,602)			431,852,289

Asset-Backed Securities and Commercial Mortgage- Backed Securities 11.7%
Banks 1.5%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	5,883,862	5,873,082
[n] Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.195%, 6/25/34	United States	12,024,538	12,167,967
Bear Stearns Commercial Mortgage Securities Trust, 2006-PW13, AJ, 5.611%, 9/11/41	United States	1,186,514	1,185,792
[n] Citibank Credit Card Issuance Trust,
2013-A2, A2, FRN, 1.268%, 5/26/20	United States	7,230,000	7,245,802
2013-A4, A4, FRN, 1.408%, 7/24/20	United States	7,666,000	7,696,224
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	12,245,532	11,613,271
[n]2007-C6, AM, FRN, 5.701%, 12/10/49	United States	14,650,000	14,842,772
[n] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.759%, 7/10/38	United States	12,633,000	10,711,794
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	10,050,000	10,389,220
[n] CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 4.685%, 3/25/34	United States	2,800,000	2,822,922
[n] Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 1.371%, 8/25/35	United States	2,692,413	2,609,517
[n] Morgan Stanley Capital I Trust,
2007-IQ16, AM, FRN, 6.11%, 12/12/49	United States	3,102,000	3,149,786
2007-IQ16, AMA, FRN, 6.106%, 12/12/49	United States	12,415,000	12,642,638

			102,950,787

Diversified Financials 10.2%
[i,n] Ares Enhanced Loan Investment Strategy IR Ltd.,
2013-IRAR, A2A, 144A, FRN, 3.053%, 7/23/25	Cayman Islands	8,410,000	8,434,770
2013-IRAR, BR, 144A, FRN, 4.053%, 7/23/25	United States	9,000,000	9,064,530
[i,n] Atrium VIII,
8A, BR, 144A, FRN, 3.053%, 10/23/24	Cayman Islands	4,520,000	4,558,420
8A, CR, 144A, FRN, 3.653%, 10/23/24	Cayman Islands	6,080,000	6,110,096
[i,n] Atrium X, 10A, C, 144A, FRN, 3.758%, 7/16/25	United States	13,950,000	14,025,609
[i,n] Atrium XI, 11A, CR, 144A, FRN, 3.303%, 10/23/25	Cayman Islands	15,440,000	15,439,846
Banc of America Commercial Mortgage Trust,
2015-UBS7, A3, 3.441%, 9/15/48	United States	10,920,000	11,286,529
2015-UBS7, A4, 3.705%, 9/15/48	United States	12,450,000	13,080,558

franklintempleton.com	Annual Report	29

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Diversified Financials (continued)
[n] Bank of America Credit Card Trust, 2005-A1, A, FRN, 1.324%, 6/15/20	United States	9,175,000	$9,193,389
[i,n] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.098%, 5/26/35	United States	9,473,234	8,960,267
[i] BlueMountain CLO Ltd., [n]2012-2A, BR, 144A, FRN, 2.952%, 11/20/28	Cayman Islands	6,710,000	6,744,556
2012-2A, CR, 144A, 3.652%, 11/20/28	Cayman Islands	2,730,000	2,746,435
[i,n] Burnham Park CLO Ltd.,
2016-1A, A, 144A, FRN, 2.586%, 10/20/29	Cayman Islands	4,590,000	4,591,331
2016-1A, B, 144A, FRN, 2.956%, 10/20/29	Cayman Islands	6,000,000	5,981,640
2016-1A, C, 144A, FRN, 3.556%, 10/20/29	Cayman Islands	6,000,000	6,007,260
[n] Capital One Multi-Asset Execution Trust,
2014-A3, A3, FRN, 1.374%, 1/18/22	United States	4,265,000	4,286,331
2016-A1, A1, FRN, 1.444%, 2/15/22	United States	32,250,000	32,465,133
2016-A2, A2, FRN, 1.624%, 2/15/24	United States	44,033,000	44,607,133
[i,n] Carlyle Global Market Strategies CLO Ltd.,
2012-4A, BR, 144A, FRN, 3.056%, 1/20/29	United States	6,540,000	6,576,362
2012-4A, C1R, 144A, FRN, 3.756%, 1/20/29	United States	6,330,000	6,359,055
[i,n] Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 3.77%, 1/27/25	United States	11,250,000	11,250,900
2014-2A, BR, 144A, FRN, 4.108%, 10/18/26	Cayman Islands	11,770,000	11,798,954
[i,n] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 1.46%, 3/11/21	United States	3,881,000	3,758,011
[i,n] Cent CLO 20 Ltd., 13-20A, AR, 144A, FRN, 2.256%, 1/25/26	Cayman Islands	2,000,000	2,000,000
[i,n] Cent CLO LP,
2013-17A, B, 144A, FRN, 4.039%, 1/30/25	United States	7,450,980	7,468,564
2014-22A, A2AR, 144A, FRN, 2.984%, 11/07/26	Cayman Islands	5,224,000	5,248,553
2014-22A, BR, 144A, FRN, 3.984%, 11/07/26	United States	4,416,410	4,417,072
[n] Chase Issuance Trust,
2012-A10, A10, FRN, 1.254%, 12/16/19	United States	5,205,000	5,211,139
2013-A6, A6, FRN, 1.414%, 7/15/20	United States	12,040,000	12,086,453
[i,n] Cole Park CLO Ltd., 15-1A, B, 144A, FRN, 3.406%, 10/20/28	Cayman Islands	3,530,000	3,557,287
[i] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	15,065,000	15,483,599
[i,n] Cumberland Park CLO Ltd.,
2015-2A, B, 144A, FRN, 3.256%, 7/20/26	United States	12,270,000	12,319,693
2015-2A, C, 144A, FRN, 4.006%, 7/20/26	United States	1,850,000	1,854,181
[n] Discover Card Execution Note Trust, 2016-A2, A2, FRN, 1.534%, 9/15/21	United States	32,250,000	32,497,570
[i,n] Dryden 33 Senior Loan Fund,
2014-33A, BR, 144A, FRN, 3.008%, 10/15/28	Cayman Islands	7,030,000	7,038,506
2014-33A, CR, 144A, FRN, 3.658%, 10/15/28	United States	3,530,000	3,556,440
[i,n] Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.318%, 10/15/26	Cayman Islands	2,000,000	2,000,720
[i,n] Dryden XXV Senior Loan Fund, 2012-25A, CR, 144A, FRN, 3.658%, 1/15/25	Cayman Islands	4,949,000	4,973,696
[i,n] Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.358%, 7/15/26	United States	17,022,000	17,029,830
[i,n] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	14,920,000	15,532,738
[n] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.191%, 2/25/24	United States	13,000,000	13,375,981
2014-DN4, M3, FRN, 5.541%, 10/25/24	United States	8,100,000	8,936,202
2014-HQ2, M2, FRN, 3.191%, 9/25/24	United States	14,600,000	15,064,738
2015-HQ1, M2, FRN, 3.191%, 3/25/25	United States	6,214,224	6,300,610

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                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Diversified Financials (continued)
[n] FHLMC Structured Agency Credit Risk Debt Notes, (continued)
2015-HQ1, M3, FRN, 4.791%, 3/25/25	United States	3,880,000	$4,213,315
[i,n] Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 2.408%, 1/16/26	Cayman Islands	6,880,000	6,890,526
[n] FNMA Connecticut Avenue Securities,
2014-C03, 1M2, FRN, 3.991%, 7/25/24	United States	7,360,000	7,748,230
2015-C01, 1M2, FRN, 5.291%, 2/25/25	United States	9,941,260	10,862,191
2015-C01, 2M2, FRN, 5.541%, 2/25/25	United States	21,232,958	23,054,711
2015-C02, 1M2, FRN, 4.991%, 5/25/25	United States	12,036,663	13,057,131
2015-C02, 2M2, FRN, 4.991%, 5/25/25	United States	14,588,558	15,657,433
2015-C03, 2M2, FRN, 5.991%, 7/25/25	United States	20,410,000	22,744,190
2017-C01, 1M2, FRN, 4.541%, 7/25/29	United States	20,720,000	21,496,086
[i,n] Galaxy CLO Ltd.,
2014-17A, AR, 144A, FRN, 2.558%, 7/15/26	Cayman Islands	9,540,000	9,570,719
2014-17A, BR, 144A, FRN, 2.958%, 7/15/26	Cayman Islands	6,190,000	6,206,837
2014-17A, C1R, 144A, FRN, 3.558%, 7/15/26	Cayman Islands	3,070,000	3,055,295
[i] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	11,144,000	10,939,952
[n] Impac Secured Assets Trust, 2007-2, FRN, 1.241%, 4/25/37	United States	2,382,638	2,341,692
[i,n] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.444%, 3/17/32	United States	8,905,114	8,930,454
JP Morgan Chase Commercial Mortgage Securities Trust, 2006-CB17, AM, 5.464%, 12/12/43	United States	1,031,299	1,031,082
[i,n] LCM XVI LP, 16A, B, 144A, FRN, 3.158%, 7/15/26	Cayman Islands	7,650,000	7,657,038
[i,n] LCM XVII LP,
2017A, BR, 144A, FRN, 3.008%, 10/15/26	United States	4,590,000	4,608,727
2017A, CR, 144A, FRN, 3.658%, 10/15/26	United States	4,240,000	4,249,625
[n] MortgageIT Trust,
2004-1, A2, FRN, 1.891%, 11/25/34	United States	3,259,879	3,114,812
2005-5, A1, FRN, 1.251%, 12/25/35	United States	2,757,937	2,573,763
[i,n] Octagon Investment Partners XVII Ltd., 2013-1A, B1, 144A, FRN, 2.856%, 10/25/25	Cayman Islands	5,660,000	5,674,490
[i,k,n] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 0.00%, 8/12/26	Cayman Islands	6,800,000	6,800,000
[i,n] Octagon Investment Partners XXIII Ltd., 2015-1A, B, 144A, FRN, 3.158%, 7/15/27	Cayman Islands	4,590,000	4,594,406
[n] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.301%, 11/25/35	United States	4,642,314	4,454,191
[n] Structured Asset Mortgage Investments Trust, 2003-AR2, A1, FRN, 1.734%, 12/19/33	United States	4,473,529	4,312,190
[n] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.483%, 2/25/35	United States	3,302,231	3,170,778
[n] Thornburg Mortgage Securities Trust,
2005-1, A3, FRN, 3.073%, 4/25/45	United States	4,617,329	4,620,372
2005-2, A1, FRN, 2.769%, 7/25/45	United States	2,642,263	2,564,484
[i,n] Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 4.058%, 4/15/24	United States	2,740,000	2,745,617
2013-2A, B, 144A, FRN, 3.836%, 4/25/25	United States	10,770,000	10,814,157
2015-2A, B, 144A, FRN, 3.133%, 7/23/27	United States	9,290,000	9,306,443
Wells Fargo Mortgage Backed Securities Trust, [n]2004-W, A9, FRN, 3.004%, 11/25/34	United States	1,969,948	1,998,017
2007-3, 3A1, 5.50%, 4/25/22	United States	443,048	453,449

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage- Backed Securities (continued)
Diversified Financials (continued)
[i,n] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 1.259%, 8/01/22	United States	662,707	$662,521

			695,455,611

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $794,137,574)			798,406,398

Mortgage-Backed Securities 9.5%
[n] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.957%, 1/01/33	United States	53,850	55,717

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.2%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	191,313	196,882
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	312,206	324,658
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19	United States	7,763	7,842
[v] FHLMC Gold 30 Year, 3.00%, 5/01/47	United States	77,000,000	76,905,253
FHLMC Gold 30 Year, 3.50%, 8/01/46	United States	36,371,916	37,443,974
[v] FHLMC Gold 30 Year, 3.50%, 5/01/47	United States	52,000,000	53,472,875
FHLMC Gold 30 Year, 4.00%, 3/01/47	United States	110,201,087	116,153,811
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	209,237	225,966
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	1,750,331	1,920,380
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	1,204,184	1,355,374
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	352,592	399,979
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	232,001	259,669
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	35,049	37,021
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	7,662	8,804
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	219	226
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	117	131

			288,712,845

[n] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.784% - 2.955%, 4/01/20 - 12/01/34	United States	204,539	215,133

Federal National Mortgage Association (FNMA) Fixed Rate 3.5%
FNMA 15 Year, 2.50%, 7/01/27	United States	414,776	421,292
FNMA 15 Year, 4.50%, 3/01/20	United States	45,167	46,367
FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	29,972	30,784
FNMA 15 Year, 5.50%, 5/01/17 - 4/01/22	United States	90,494	94,026
[v] FNMA 30 Year, 3.00%, 5/01/47	United States	90,000,000	89,922,657
FNMA 30 Year, 3.50%, 7/01/46	United States	53,158,591	54,729,155
[v] FNMA 30 Year, 3.50%, 5/01/47	United States	53,000,000	54,503,044
[v] FNMA 30 Year, 4.00%, 5/01/47	United States	25,000,000	26,332,030
FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	673,398	727,694
FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	1,928,361	2,116,049
FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	1,670,354	1,875,874
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	3,306,960	3,759,406
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	496,015	559,409
FNMA 30 Year, 7.50%, 10/01/29.	United States	7,810	9,284
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	3,997	4,668
FNMA 30 Year, 8.50%, 7/01/25	United States	483	497

			235,132,236

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate 1.8%
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	204,596	$227,255
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	585,247	660,027
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	45,142	51,293
GNMA I SF 30 Year, 6.50%, 12/15/28 - 3/15/32	United States	46,326	51,956
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	21,397	23,186
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	2,267	2,482
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	4,461	4,926
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	73	81
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	275	276
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	492	494
[v] GNMA II SF 30 Year, 3.00%, 5/01/47	United States	57,000,000	57,772,619
GNMA II SF 30 Year, 3.50%, 2/20/47	United States	37,371,948	38,892,515
[v] GNMA II SF 30 Year, 3.50%, 5/01/47	United States	20,000,000	20,780,468
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	300,682	336,031
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	151,227	169,555
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	139,494	161,505
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	74,875	86,530
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	18,647	20,998

			119,242,197

Total Mortgage-Backed Securities (Cost $642,740,647)			643,358,128

Municipal Bonds 2.1%
California State GO, Refunding, 5.00%, 9/01/29	United States	17,200,000	20,520,460
California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 12/01/23, Refunding, Series D, 2.625%, 11/01/33	United States	4,000,000	4,108,480
Clark County School District GO, Refunding, Series D, 5.00%, 6/15/23	United States	15,300,000	18,036,099
Denver City and County Airport System Revenue, Refunding, Series A, 5.00%, 11/15/25	United States	2,145,000	2,595,085
Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	8,000,000	8,383,360
Minnesota State GO, Refunding, Series D, 5.00%, 8/01/25	United States	8,550,000	10,497,690
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	5,200,000	5,283,668
New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	3,500,000	3,895,115
New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding, Series A, 5.00%, 2/15/25	United States	9,410,000	11,225,001
Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	14,165,000	14,970,564
Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	30,900,000	22,016,250
Series XX, 5.25%, 7/01/40	United States	15,000,000	10,612,500
University of Texas Revenue, Series J, 5.00%, 8/15/25	United States	9,800,000	11,983,440

Total Municipal Bonds (Cost $145,920,959)			144,127,712

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Shares	Value

Escrows and Litigation Trusts 0.0%†
[a,f] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	15,000,000	$—
[a,f] NewPage Corp., Litigation Trust	United States	14,000,000	—
[a] Penn Virginia Corp., Escrow Account	United States	15,000,000	375,000
[a,f] Vistra Energy Corp., Escrow Account	United States	30,000,000	348,000
[a] Vistra Energy Corp., Escrow Account, TRA	United States	513,780	706,447

Total Escrows and Litigation Trusts (Cost $2,921,896)			1,429,447

Total Investments before Short Term Investments (Cost $7,062,605,318)			6,982,846,092

		Principal Amount*
Short Term Investments 3.1%
U.S. Government and Agency Securities (Cost $3,880,937) 0.1%
[w,x] U.S. Treasury Bill, 8/17/17	United States	3,890,000	3,880,765

Total Investments before Money Market Funds (Cost $7,066,486,255)			6,986,726,857

		Shares
Money Market Funds (Cost $204,828,690) 3.0%
[g,y] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	204,828,690	204,828,690

Total Investments (Cost $7,271,314,945) 105.7%			7,191,555,547
Other Assets, less Liabilities (5.7)%			(386,028,590)

Net Assets 100.0%			$6,805,526,957

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation II, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt April 30, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.

dSee Note 8 regarding restricted securities.

eSee Note 11 regarding holdings of 5% voting securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2017, the aggregate value of these securities was $1,450,892, representing less than 0.1% of net assets.

gSee Note 3(f) regarding investments in affiliated management investment companies.

hPerpetual security with no stated maturity date.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $1,657,978,886, representing 24.4% of net assets.

jIncome may be received in additional securities and/or cash.

kSecurity purchased on a when-issued basis. See Note 1(c).

lSee Note 7 regarding defaulted securities.

mSee Note 1(f) regarding loan participation notes.

nThe coupon rate shown represents the rate at period end.

oSee Note 1(i) regarding senior floating rate interests.

pA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

qPrincipal amount is stated in 100 Mexican Peso Units.

rThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

sPrincipal amount is stated in 1,000 Brazilian Real Units.

tRedemption price at maturity is adjusted for inflation. See Note 1(k).

uPrincipal amount of security is adjusted for inflation. See Note 1(k).

vSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

wThe security was issued on a discount basis with no stated coupon rate.

xA portion or all of the security has been segregated as collateral for open future contracts. At April 30, 2017, the value of this security and/or cash pledged amounted to $3,559,168, representing less than 0.1% of net assets.

yThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation

Interest Rate Contracts
Euro-Bund	Long	145	$25,552,910	6/08/17	$73,929	$ —
Long Gilt	Long	496	82,409,476	6/28/17	1,412,685	—
U.S. Treasury 10 Yr. Ultra	Long	361	48,898,578	6/21/17	836,676	—
U.S. Treasury 30 Yr. Bond	Long	214	32,735,312	6/21/17	686,575	—

Total Futures Contracts					$3,009,865	$ —

Net unrealized appreciation (depreciation)					$3,009,865

At April 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
British Pound	DBAB	Sell	28,000,000	35,019,600		5/18/17	$—	$(1,270,355)
Canadian Dollar	JPHQ	Sell	50,000,000	38,018,188		5/18/17	1,375,087	—
Philippine Peso	JPHQ	Buy	41,860,000	835,529		5/18/17	—	(2,834)
South Korean Won	JPHQ	Buy	23,000,000,000	20,089,968		5/18/17	135,443	—
South Korean Won	JPHQ	Sell	57,100,000,000	49,054,140		5/18/17	—	(1,157,641)
Australian Dollar	JPHQ	Buy	9,000,000	6,712,110		8/17/17	14,583	—
Australian Dollar	JPHQ	Sell	72,000,000	55,176,120		8/17/17	1,362,577	—
British Pound	JPHQ	Sell	6,500,000	8,163,513		8/17/17	—	(283,792)
Euro	JPHQ	Buy	9,500,000	10,398,225		8/17/17	10,927	—
Euro	JPHQ	Sell	144,500,000	155,612,772		8/17/17	—	(2,715,902)
Japanese Yen	JPHQ	Buy	1,100,000,000	9,914,644		8/17/17	4,716	—
Japanese Yen	JPHQ	Sell	5,500,000,000	48,920,633		8/17/17	—	(676,168)
Indian Rupee	JPHQ	Buy	2,329,000,000	34,038,759		8/18/17	1,733,063	—
Indonesian Rupiah	JPHQ	Buy	146,000,000,000	10,715,596		8/18/17	100,331	—
Indonesian Rupiah	JPHQ	Sell	146,000,000,000	10,842,926		8/18/17	26,999	—
Australian Dollar	DBAB	Sell	72,000,000	54,093,096		10/23/17	325,370	—
Australian Dollar	JPHQ	Sell	21,200,000	15,917,808		10/23/17	86,200	—
Euro	DBAB	Sell	99,200,000	107,708,384		10/23/17	—	(1,390,630)
Euro	JPHQ	Sell	14,400,000	15,650,640		10/23/17	—	(186,314)
Indian Rupee	DBAB	Buy	2,886,000,000	43,718,132		10/23/17	239,958	—
Japanese Yen	DBAB	Sell	15,400,000,000	142,017,946		10/23/17	2,676,859	—
British Pound	JPHQ	Sell	13,300,000	152,711,044	SEK	10/26/17	93,333	—
British Pound	JPHQ	Sell	8,300,000	10,951,850		8/15/18	37,094	—

Total Forward Exchange Contracts							$8,222,540	$(7,683,636)

Net unrealized appreciation (depreciation)							$538,904

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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                FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counter- party/ Exchange	Notional Amount[a]	Expiration Date	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection
Traded Index
CDX.NA.HY.28	5.00%	ICE	$89,000,000	6/20/22	$(6,401,498)	$—	$(956,924)	$(7,358,422)

OTC Swap Contracts
Contracts to Sell Protection[c]
Traded Index
Citibank Bespoke 58 IG/42 HY Equity Tranche 0-3% Index	0.00%	CITI	5,440,000	6/20/19	(1,377,111)	284,325	—	(1,092,786)	Non-
									Investment
									Grade
MCDX.NA.28	1.00%	CITI	61,430,000	6/20/22	969,147	274,422	—	1,243,569	Investment

									Grade
Total OTC Swap Contracts					$(407,964)	$558,747	$—	$150,783

Total Credit Default Swap Contracts					$(6,809,462)	$558,747	$(956,924)	$(7,207,639)

Net unrealized appreciation (depreciation)							$(398,177)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 10 regarding other derivative information.

See Abbreviations on page 58.

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FRANKLIN STRATEGIC SERIES

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

April 30, 2017

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,593,086,378
Cost - Controlled affiliates (Note 3f)	470,958,729
Cost - Non-controlled affiliates (Note 3f and 11)	207,269,838

Total cost of investments	$7,271,314,945

Value - Unaffiliated issuers	$6,497,499,898
Value - Controlled affiliates (Note 3f)	487,206,699
Value - Non-controlled affiliates (Note 3f and 11)	206,848,950

Total value of investments	7,191,555,547
Cash.	2,069,833
Restricted Cash (Note 1e)	1,525,000
Foreign currency, at value (cost $796,418)	796,226
Receivables:
Investment securities sold	13,646,630
Capital shares sold	5,596,411
Dividends and interest	61,351,447
Due from brokers	6,452,327
OTC swap contracts (upfront payments $981,538)	969,147
Unrealized appreciation on OTC forward exchange contracts	8,222,540
Unrealized appreciation on OTC swap contracts	558,747
Unrealized appreciation on unfunded loan commitments (Note 9)	44,003
Other assets	10,741

Total assets	7,292,798,599

Liabilities:
Payables:
Investment securities purchased	452,285,205
Capital shares redeemed	15,876,598
Management fees	2,281,628
Distribution fees	1,574,659
Transfer agent fees	1,515,821
Distributions to shareholders	527,147
Variation margin	79,729
OTC swap contracts (upfront receipts $1,468,800)	1,377,111
Due to brokers	3,048,000
Unrealized depreciation on OTC forward exchange contracts	7,683,636
Deferred tax.	446,453
Accrued expenses and other liabilities.	575,655

Total liabilities	487,271,642

Net assets, at value	$6,805,526,957

Net assets consist of:
Paid-in capital	$7,267,763,805
Distributions in excess of net investment income	(118,770,181)
Net unrealized appreciation (depreciation)	(76,980,576)
Accumulated net realized gain (loss)	(266,486,091)

Net assets, at value	$6,805,526,957

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                FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

Class A:
Net assets, at value	$3,833,785,559

Shares outstanding	389,521,240

Net asset value per share[a]	$9.84

Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.28

Class C:
Net assets, at value	$1,385,980,715

Shares outstanding	140,839,928

Net asset value and maximum offering price per share[a]	$9.84

Class R:
Net assets, at value	$ 146,551,739

Shares outstanding	14,944,509

Net asset value and maximum offering price per share	$9.81

Class R6:
Net assets, at value	$ 369,106,386

Shares outstanding	37,446,072

Net asset value and maximum offering price per share	$9.86

Advisor Class:
Net assets, at value	$1,070,102,558

Shares outstanding	108,612,471

Net asset value and maximum offering price per share	$9.85

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	39

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended April 30, 2017

Franklin Strategic Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$2,919,890
Controlled affiliates (Note 3f)	53,275,635
Non-controlled affiliates (Note 3f and 11)	109,263
Interest	301,604,468

Total investment income	357,909,256

Expenses:
Management fees (Note 3a)	33,148,598
Distribution fees: (Note 3c)
Class A	10,499,147
Class C	9,863,918
Class R	827,064
Transfer agent fees: (Note 3e)
Class A	6,198,875
Class C	2,253,518
Class R	244,382
Class R6	2,912
Advisor Class	1,429,001
Custodian fees (Note 4)	334,165
Reports to shareholders	739,192
Registration and filing fees.	209,221
Professional fees	284,150
Trustees’ fees and expenses	74,422
Other	533,567

Total expenses	66,642,132
Expense reductions (Note 4)	(55,060)
Expenses waived/paid by affiliates (Note 3f)	(4,731,183)

Net expenses	61,855,889

Net investment income	296,053,367

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(166,259,743)
Controlled affiliates (Note 3f)	4,959,209
Foreign currency transactions.	(7,542,859)
Futures contracts	(7,478,050)
Swap contracts	(2,275,156)

Net realized gain (loss)	(178,596,599)

Net change in unrealized appreciation (depreciation) on:
Investments	363,035,034
Translation of other assets and liabilities denominated in foreign currencies	46,165,474
Futures contracts	3,009,865
Swap contracts	(743,033)
Change in deferred taxes on unrealized appreciation	123,654

Net change in unrealized appreciation (depreciation)	411,590,994

Net realized and unrealized gain (loss)	232,994,395

Net increase (decrease) in net assets resulting from operations	$529,047,762

40	Annual Report	| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

                FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Strategic Income Fund

	Year Ended April 30,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 296,053,367	$ 355,162,709
Net realized gain (loss)	(178,596,599)	(321,053,396)
Net change in unrealized appreciation (depreciation)	411,590,994	(343,721,849)

Net increase (decrease) in net assets resulting from operations	529,047,762	(309,612,536)

Distributions to shareholders from:
Net investment income:
Class A	(76,684,998)	(203,235,139)
Class C	(21,849,570)	(69,997,315)
Class R	(2,644,424)	(8,052,939)
Class R6	(9,361,333)	(12,383,078)
Advisor Class	(19,738,810)	(45,388,450)

Total distributions to shareholders	(130,279,135)	(339,056,921)

Capital share transactions: (Note 2)
Class A	(898,775,869)	(361,847,394)
Class C	(344,124,057)	(276,223,074)
Class R	(44,210,930)	(25,817,388)
Class R6	61,813,436	52,377,445
Advisor Class	112,378,776	(142,209,084)

Total capital share transactions	(1,112,918,644)	(753,719,495)

Net increase (decrease) in net assets	(714,150,017)	(1,402,388,952)
Net assets:
Beginning of year	7,519,676,974	8,922,065,926

End of year	$6,805,526,957	$ 7,519,676,974

Distributions in excess of net investment income included in net assets:
End of year	$ (118,770,181)	$ (145,570,016)

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	41

FRANKLIN STRATEGIC SERIES

Notes to Consolidated Financial Statements

Franklin Strategic Income Fund

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nine separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or traded in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

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                FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

franklintempleton.com	Annual Report	43

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying

44	Annual Report	franklintempleton.com

                FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss.

Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e.  Restricted Cash

At April 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f.  Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g.  FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT subsidiary. FT subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2017, FT subsidiary’s investment, Turtle Bay Resort, as well as any other

franklintempleton.com	Annual Report	45

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g.  FT Holdings Corporation II (FT Subsidiary) (continued)

assets and liabilities of FT subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2017, the net assets of FT subsidiary were $26,516,818, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investments in FT subsidiary is limited to 25% of consolidated assets.

h.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or

46	Annual Report	franklintempleton.com

                FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	52,682,489	$505,267,299	86,621,299	$820,474,987
Shares issued in reinvestment of distributions	7,476,400	71,451,152	19,950,107	187,902,460
Shares redeemed	(153,723,653)	(1,475,494,320)	(145,536,164)	(1,370,224,841)
Net increase (decrease)	(93,564,764)	$(898,775,869)	(38,964,758)	$(361,847,394)
Class C Shares:
Shares sold	12,084,940	$115,680,760	23,699,305	$225,556,988
Shares issued in reinvestment of distributions	2,077,286	19,824,729	6,662,132	62,783,652
Shares redeemed	(50,018,546)	(479,629,546)	(59,915,146)	(564,563,714)
Net increase (decrease)	(35,856,320)	$(344,124,057)	(29,553,709)	$(276,223,074)
Class R Shares:
Shares sold	3,506,082	$33,582,209	3,750,305	$35,486,868
Shares issued in reinvestment of distributions	270,945	2,577,967	836,414	7,856,192
Shares redeemed	(8,402,262)	(80,371,106)	(7,375,237)	(69,160,448)
Net increase (decrease)	(4,625,235)	$(44,210,930)	(2,788,518)	$(25,817,388)

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Franklin Strategic Income Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended April 30,
	2017		2016
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	29,445,785	$281,752,337	7,061,535	$67,749,297
Shares issued in reinvestment of distributions	939,596	9,020,539	1,263,743	11,900,261
Shares redeemed	(23,650,469)	(228,959,440)	(2,868,916)	(27,272,113)
Net increase (decrease)	6,734,912	$61,813,436	5,456,362	$52,377,445
Advisor Class Shares:
Shares sold	56,693,852	$545,767,778	29,938,042	$283,540,799
Shares issued in reinvestment of distributions	1,934,521	18,551,538	4,428,844	41,793,674
Shares redeemed	(47,049,436)	(451,940,540)	(49,826,590)	(467,543,557)
Net increase (decrease)	11,578,937	$112,378,776	(15,459,704)	$(142,209,084)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended April 30, 2017, the effective investment management fee rate was 0.453% of the Fund’s average daily net assets.

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Franklin Strategic Income Fund (continued)

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$903,032
CDSC retained	$102,352

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2017, the Fund paid transfer agent fees of $10,128,688, of which $4,398,034 was retained by Investor Services.

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Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended April 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	38,346,600	—	(12,985,481)	25,361,119	$267,559,803	$35,276,773	$5,141,681	82.8%
Franklin Middle Tier Floating Rate Fund	29,441,483	—	(7,607,796)	21,833,687	219,646,896	17,998,862	(182,472)	77.3%
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.37%	910,963,589	1,701,085,992	(2,407,220,891)	204,828,690	$204,828,690	$109,263	$—	1.1%
Total					$692,035,389	$53,384,898	$4,959,209

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2017. There were no Class R6 transfer agent fees waived during the year ended April 30, 2017.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2017, the purchase and sale transactions aggregated $0 and $8,183,250, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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Franklin Strategic Income Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short Term	$17,059,753
Long Term	246,333,535

Total capital loss carryforwards	$263,393,288

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2017, the Fund deferred late-year ordinary losses of $84,249,471.

The tax character of distributions paid during the years ended April 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$130,279,135	$339,056,921

At April 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$7,300,580,680

Unrealized appreciation	$188,697,390
Unrealized depreciation	(297,722,523)

Net unrealized appreciation (depreciation)	$(109,025,133)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2017, aggregated $10,157,062,872 and $10,323,330,874, respectively.

7. Credit Risk and Defaulted Securities

At April 30, 2017, the Fund had 49.8% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30, 2017, the value of this security was $6,156,250, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Consolidated Statement of Investments.

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Franklin Strategic Income Fund (continued)

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

3,418	[a] Chaparral Energy Inc., A, 144A	3/21/17	$86,048	$86,719
955,276	[b] Halcon Resources Corp.	10/23/12 - 11/24/15	24,687,967	6,141,864
125,940,079	Holdco 2, A	2/08/13 - 2/01/17	977,122	94,224
12,532,822	Holdco 2, B	2/01/17	9,305	9,377
211,824	Warrior Met Coal Inc.	5/28/14 - 11/13/14	29,562,025	3,638,294
	Total Restricted Securities (Value is 0.1% of Net Assets)		$55,322,467	$9,970,478

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $13,568,050 as of April 30, 2017.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $79,558 as of April 30, 2017.

9. Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

At April 30, 2017, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Global Tel*Link Corp, Revolving Commitment	$1,478,221

10. Other Derivative Information

At April 30, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$3,009,865	[a]	Variation margin	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	8,222,540		Unrealized depreciation on OTC forward exchange contracts	7,683,636
Credit contracts	Variation margin	—		Variation margin	956,924	[a]

	OTC swap contracts (upfront payments)	969,147		OTC swap contracts (upfront receipts)	1,377,111

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Franklin Strategic Income Fund (continued)

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
	Unrealized appreciation on OTC swap contracts	558,747	Unrealized depreciation on OTC swap contracts	—
Value recovery instruments	Investments in securities, at value	7,256,738	Investments in securities, at value	—

Totals		$20,017,037		$10,017,671

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended April 30, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Consolidated Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(7,478,050)		Futures contracts	$3,009,865
	Swap contracts	1,302,484		Swap contracts	—
Foreign exchange contracts	Investments	(221,720)	[a]	Investments	—
	Foreign currency transactions	(5,138,233)	[b]	Translation of other assets and	46,907,815	[b]
				liabilities denominated in
				foreign currencies
Credit contracts	Investments	(478,800)	[a]	Investments	—
	Swap contracts	(3,577,640)		Swap contracts	(743,033)
Value recovery instruments	Investments	—		Investments	822,878

Totals		$(15,591,959			$49,997,525

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

At April 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$8,222,540	$7,683,636
Swap contracts	1,527,894	1,377,111
Total	$9,750,434	$9,060,747

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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Franklin Strategic Income Fund (continued)

10.  Other Derivative Information (continued)

At April 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
CITI	$1,527,894	$(1,377,111)	$ —	$ —	$150,783
DBAB	3,242,187	(2,660,985)	—	(581,202)	—
JPHQ	4,980,353	(4,980,353)	—	—	—
Total	$9,750,434	$(9,018,449)	$ —	$(581,202)	$150,783

At April 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
CITI	$1,377,111	$(1,377,111)	$ —	$ —	$ —
DBAB	2,660,985	(2,660,985)	—	—	—
JPHQ	5,022,651	(4,980,353)	—	—	42,298
Total	$9,060,747	$(9,018,449)	$ —	$ —	$ 42,298

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the year ended April 30, 2017, the average month end fair value of derivatives represented 0.8% of average month end net assets. The average month end number of open derivative contracts for the period was 57.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 58.

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2017, investments in “affiliated companies” were as follows:

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Franklin Strategic Income Fund (continued)

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)

Non-Controlled Affiliates
CHC Group LLC (Value is 0.0%[a] of Net Assets)	—	168,355	[b]	—	168,355	$2,020,260	$—	$—

aRounds to less than 0.1% of net assets.

bGross addition was the result of a corporate action.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended April 30, 2017, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Strategic Income Fund (continued)

13. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—		$25,946,719		$25,946,719
Energy.	23,243,275	15,588,310		6,232,655		45,064,240
Materials	236,767	—		3,638,294		3,875,061
Retailing	—	—		103,601		103,601
Transportation	—	1,098,820		—		1,098,820
All Other Equity Investments[b]	494,887,695	—		—		494,887,695
Convertible Bonds	—	15,972,955		—		15,972,955
Corporate Bonds	—	3,142,558,813		—		3,142,558,813
Senior Floating Rate Interests	—	646,516,054	[c]	—		646,516,054
Foreign Government and Agency Securities	—	587,648,160		—		587,648,160
U.S. Government and Agency Securities	—	431,852,289		—		431,852,289
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	798,406,398		—		798,406,398
Mortgage-Backed Securities	—	643,358,128		—		643,358,128
Municipal Bonds	—	144,127,712		—		144,127,712
Escrows and Litigation Trusts	—	1,081,447		348,000	[c]	1,429,447
Short Term Investments	208,709,455	—		—		208,709,455
Total Investments in Securities	$727,077,192	$6,428,209,086		$36,269,269		$7,191,555,547
Other Financial Instruments:
Futures Contracts	$3,009,865	$—		$—		$3,009,865
Forward Exchange Contracts	—	8,222,540		—		8,222,540
Swap Contracts.	—	558,747		—		558,747
Unfunded Loan Commitments	—	44,003		—		44,003
Total Other Financial Instruments	$3,009,865	$8,825,290		$—		$11,835,155

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$7,683,636		$—		$7,683,636
Swap Contracts.	—	956,924		—		956,924
Total Other Financial Instruments	$—	$8,640,560		$—		$8,640,560
aIncludes common and convertible preferred stocks and management investment companies as well as other equity investments.

bFor detailed categories, see the accompanying Consolidated Statement of Investments.

cIncludes securities determined to have no value at April 30, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

14.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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Franklin Strategic Income Fund (continued)

15.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

16.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Strategic Income Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
CITI	Citigroup, Inc.	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
DBAB	Deutsche Bank AG	EUR	Euro	CDA	Community Development Authority/Agency
ICE	Intercontinental Exchange	GBP	British Pound	CDO	Collateralized Debt Obligation
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah	CLO	Collateralized Loan Obligation
		KRW	South Korean Won	EDA	Economic Development Authority
		MXN	Mexican Peso	FRN	Floating Rate Note
		MYR	Malaysian Ringgit	GDP	Gross Domestic Product
		PHP	Philippine Peso	GO	General Obligation
		SEK	Swedish Krona	HDC	Housing Development Corp.
		USD	United States Dollar	PCR	Pollution Control Revenue
				PIK	Payment-In-Kind
				SF	Single Family
				TRA	Tax Receivable Agreement Right
				VRI	Value Recovery Instruments

Index
CDX.NA.HY.28	CDX North America High Yield Index
MCDX.NA.28	MCDX North America Index

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FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of the Franklin Strategic Income Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Fund (the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 20, 2017

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	142	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway San Mateo, CA 94403-1906				(2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	142	Hess Corporation (exploration and
One Franklin Parkway San Mateo, CA 94403-1906				refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway San Mateo, CA 94403-1906				financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	116	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	158	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	142	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Strategic Income Fund

(Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional multi-sector income funds. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the for the one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted the Fund’s positive longer term relative performance.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other multi-sector income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board

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SHAREHOLDER INFORMATION

concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Strategic Income Fund
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	194 A 06/17

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2017

Franklin Global Government Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended April 30, 2017, the global economy expanded amid a stronger recovery in some developed markets and encouraging economic data in certain emerging markets. Improving growth expectations led to higher interest rates. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, recorded modest losses.

In all economic environments, we are committed to our long-term perspective and disciplined investment approach as we conduct a diligent, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Global Government Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, on February 28, 2017, the Board of Trustees of Franklin Strategic Series, on behalf of Franklin

Global Government Bond Fund, approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur on or about June 16, 2017, but may be delayed if unforeseen circumstances arise.

Thank you for your trust and participation in Franklin Global Government Bond Fund. It has been our privilege to serve you.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer -

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Annual Report

Franklin Global Government Bond Fund

This annual report for Franklin Global Government Bond Fund covers the fiscal year ended April 30, 2017. As previously communicated, on February 28, 2017, the Board of Trustees of Franklin Strategic Series, on behalf of Franklin Global Government Bond Fund, approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur on or about June 16, 2017, but may be delayed if unforeseen circumstances arise. Effective April 12, 2017, the Fund closed to all new investors.

Your Fund’s Goal and Main Investments

The Fund seeks total return, consisting of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in “government bonds” of issuers located around the world. Government bonds include floating, variable and fixed-rate debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supra-national entities and public-private partnerships.

Portfolio Composition*

Based on Total Net Assets as of 4/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -3.55% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the

Citigroup World Government Bond Index (WGBI), had a -3.61% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition*

Based on Total Net Assets as of 4/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

During the 12 months under review, global government bond performance weakened significantly, as measured by the Citigroup WGBI, with most of the losses sustained in late 2016. At the beginning of the period, data suggested the U.S. economy was picking up, and the U.S. Federal Reserve (Fed) signaled the strong possibility of an increase in interest rates.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

However, a far weaker-than-expected monthly U.S. payroll report quashed such speculation, and was swiftly followed by the unexpected outcome of a referendum in the U.K., in which voters opted to leave the European Union (also known as “Brexit”). In the aftermath of this result, demand for perceived safe-haven assets surged globally, driving the yields of many sovereign bonds down to historic lows. Over the following months, confidence among investors gradually returned, as it became apparent that the global economic and financial impact of the U.K. decision was more limited than originally feared, and therefore yields subsequently retraced much of their downward move.

Distributions*

5/1/16–4/30/17**

	Distributions per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	1.56	1.08	1.22	1.70	1.62
June	0.24	—	—	0.30	0.28
July	0.26	0.01	0.14	0.57	0.55
August	0.26	—	—	0.33	0.31
September	0.26	—	—	0.33	0.32
October	0.09	—	—	0.34	0.32
November	0.19	—	—	0.48	0.42
December	0.21	0.06	0.13	0.49	0.47
Total	3.07	1.15	1.49	4.54	4.29

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**No distributions for the months of January through April 2017.

This rise in global bond yields picked up speed over the rest of 2016, mainly due to Donald Trump’s victory in November’s U.S. presidential election, which caused investors to reassess their outlook on global inflation and interest rates. Indications about the incoming administration’s policies suggested a likely fiscal stimulus through infrastructure spending, as well as tax cuts to stimulate U.S. economic growth. Many market participants speculated that such developments would also require the Fed to review its previously dovish stance. With risk appetites surging in the aftermath of the election result, a steady flow of upbeat data from the U.S. economy persuaded the Fed to raise U.S. interest rates at its last meeting of 2016.

Nevertheless, the U.S. Treasury market predominantly remained confined to a tight trading range during the first four months of 2017. Benchmark yields did rise to their highest level of the year ahead of a widely anticipated decision to raise U.S. interest rates in March, but sentiment swiftly reversed after the Fed’s accompanying statement turned out to be more dovish than expected. Treasury yields fell further following the retraction of President Trump’s health care reform legislation, which raised concerns that planned tax reforms might face similar problems.

Political uncertainty in Europe remained high for much of the review period, and the European Central Bank announced an extension of its monetary easing program at the end of 2016, pledging to maintain its bond purchases until at least the end of 2017. However, the outcome of the first round of the French presidential elections in April 2017, which allayed fears about a potential surge of support for populism among French voters and pointed to a likely eventual victory for the centrist candidate Emmanuel Macron, improved sentiment among investors, pushing up eurozone bond yields toward the end of the period.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including interest rates, currency exchange rates and credit risks. We use top-down macroeconomic research, bottom-up sector-specific research and quantitative analysis to identify and to seek to exploit market inefficiencies while employing a disciplined risk management process. We may use various currency-related derivative instruments, including currency forward and currency futures contracts, as well as various interest rate/bond-related derivative instruments, including interest rate/bond futures contracts and swap agreements.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Manager’s Discussion

During the 12 months ended April 30 2017, the Fund performed slightly better than its benchmark, the Citigroup WGBI. The Fund’s currency allocation was the most significant contributor to relative performance, although this

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

was partially offset by the negative impact of duration and yield-curve positioning.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

The Fund’s currency positioning contributed to relative returns, mainly due to an overweighted allocation to a stronger U.S. dollar, which received a boost from speculation about potentially tighter U.S. monetary policy in the wake of Donald Trump’s victory in the U.S. presidential elections.

The Fund’s positions denominated in currencies other than the U.S. dollar, euro, Japanese yen and the British pound also enhanced relative results, helped by holdings in local-currency Polish bonds. The Fund’s exposure to emerging-market bonds further added to relative performance.

In contrast, the Fund’s duration and yield-curve positioning held back relative performance, hurt by underweighted duration positioning in Japanese and U.S. government bonds.

The Fund’s security selection among government bonds also weighed slightly on relative returns.

CFA® is a trademark owned by CFA Institute.

Currency Composition*

4/30/17

% of Total Net Assets
North America	54.8%
U.S. Dollar	51.5%
Canadian Dollar	3.3%
Europe	30.8%
Euro	18.7%
British Pound Sterling	5.8%
Polish Zloty	3.6%
Swedish Krona	2.7%
Asia	9.3%
Japanese Yen	6.9%
Malaysian Ringitt	2.4%
Latin America & Caribbean	5.2%
Mexican Peso	5.2%
Australia & New Zealand	-0.1%
Australian Dollar	-0.1%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Thank you for your participation in Franklin Global Government Bond Fund. It has been a pleasure serving your investment needs.

John W. Beck

David Zahn, CFA

Portfolio Management Team

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Performance Summary as of April 30, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/171

Cumulative total return excludes sales charges. Average annual total return include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	-3.55%	-7.69%
3-Year	-4.58%	-2.95%
Since Inception (9/6/13)	+0.96%	-0.92%

Advisor
1-Year	-3.31%	-3.31%
3-Year	-4.30%	-1.46%
Since Inception (9/6/13)	+1.67%	+0.45%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)
A	0.26%	1.09%	-0.35%
Advisor	0.61%	1.28%	-0.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/6/13–4/30/17)

Advisor Class (9/6/13–4/30/17)

See page 9 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

PERFORMANCE SUMMARY

Distributions (5/1/16–4/30/17)

Share Class	Net Investment Income
A	$0.0307
C	$0.0115
R	$0.0149
R6	$0.0454
Advisor	$0.0429

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.86%	2.17%
Advisor	0.61%	1.92%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with investing in foreign securities, including risks associated with political and economic developments, trading practices, availability of information, limited markets and currency exchange rate fluctuations and policies. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt. Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/17. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s December dividend and the maximum offering price (NAV for Advisor Class) per share on 12/31/16.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

See page 9 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Ending Account Value 4/30/17	Expenses Paid During Period 11/1/16–4/30/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$979.20	$3.78	$1,020.98	$3.86	0.77%
C	$1,000	$976.70	$6.13	$1,018.60	$6.26	1.25%
R	$1,000	$981.10	$2.75	$1,022.02	$2.81	0.56%
R6	$1,000	$980.90	$2.65	$1,022.12	$2.71	0.54%
Advisor	$1,000	$980.80	$2.95	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Global Government Bond Fund

	Year Ended April 30,
	2017	2016	2015	2014[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.59	$ 9.81	$10.45	$10.00

Income from investment operations[b]:
Net investment income[c]	0.12	0.12	0.17	0.11
Net realized and unrealized gains (losses)	(0.46)	(0.17)	(0.24)	0.47

Total from investment operations	(0.34)	(0.05)	(0.07)	0.58

Less distributions from:
Net investment income and net foreign currency gains	(0.03)	(0.17)	(0.40)	(0.13)
Net realized gains	—	—	(0.17)	—
Total distributions	(0.03)	(0.17)	(0.57)	(0.13)

Net asset value, end of year	$ 9.22	$ 9.59	$ 9.81	$10.45

Total return[d]	(3.55)%	(0.44)%	(0.64)%	5.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.11%	1.98%	2.37%	3.22%
Expenses net of waiver and payments by affiliates	0.77%	0.67%	0.64%	0.57%
Net investment income	1.29%	1.23%	1.63%	1.62%

Supplemental data
Net assets, end of year (000’s)	$ 10,905	$13,356	$11,487	$11,232
Portfolio turnover rate	40.33%	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]
Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.57	$ 9.79	$10.44	$10.00

Income from investment operations[b]:
Net investment income[c]	0.08	0.06	0.10	0.08
Net realized and unrealized gains (losses)	(0.46)	(0.16)	(0.24)	0.46

Total from investment operations	(0.38)	(0.10)	(0.14)	0.54

Less distributions from:
Net investment income and net foreign currency gains	(0.01)	(0.12)	(0.34)	(0.10)
Net realized gains	—	—	(0.17)	—
Total distributions	(0.01)	(0.12)	(0.51)	(0.10)

Net asset value, end of year	$ 9.18	$ 9.57	$ 9.79	$10.44

Total return[d]	(3.96)%	(1.03)%	(1.34)%	5.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.59%	2.56%	2.95%	3.81%
Expenses net of waiver and payments by affiliates	1.25%	1.25%	1.22%	1.16%
Net investment income	0.81%	0.65%	1.05%	1.03%

Supplemental data
Net assets, end of year (000’s)	$275	$509	$292	$156
Portfolio turnover rate	40.33%	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]
Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.58	$ 9.80	$10.44	$10.00

Income from investment operations[b]:
Net investment income[c]	0.15	0.08	0.12	0.08
Net realized and unrealized gains (losses)	(0.47)	(0.16)	(0.23)	0.47

Total from investment operations	(0.32)	(0.08)	(0.11)	0.55

Less distributions from:
Net investment income and net foreign currency gains	(0.01)	(0.14)	(0.36)	(0.11)
Net realized gains	—	—	(0.17)	—

Total distributions	(0.01)	(0.14)	(0.53)	(0.11)

Net asset value, end of year	$ 9.25	$ 9.58	$ 9.80	$10.44

Total return[d]	(3.19)%	(0.90)%	(1.07)%	5.52%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.94%	2.39%	2.82%	3.66%
Expenses net of waiver and payments by affiliates	0.60%	1.08%	1.09%	1.01%
Net investment income	1.46%	0.82%	1.18%	1.18%

Supplemental data
Net assets, end of year (000’s)	$9	$10	$10	$10
Portfolio turnover rate	40.33%	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.59	$ 9.81	$10.45	$10.00
Income from investment operations[b]:
Net investment income[c]	0.14	0.13	0.18	0.11

Net realized and unrealized gains (losses)	(0.45)	(0.17)	(0.24)	0.48

Total from investment operations	(0.31)	(0.04)	(0.06)	0.59
Less distributions from:
Net investment income and net foreign currency gains	(0.05)	(0.18)	(0.41)	(0.14)
Net realized gains	—	—	(0.17)	—

Total distributions	(0.05)	(0.18)	(0.58)	(0.14)

Net asset value, end of year	$ 9.23	$ 9.59	$ 9.81	$10.45

Total return[d]	(3.29)%	(0.38)%	(0.62)%	5.91%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.60%	2.82%	3.04%	3.78%
Expenses net of waiver and payments by affiliates	0.52%	0.59%	0.57%	0.51%
Net investment income	1.54%	1.31%	1.70%	1.68%

Supplemental data
Net assets, end of year (000’s)	$9	$10	$10	$10
Portfolio turnover rate	40.33%	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)

	Year Ended April 30,
	2017	2016	2015	2014[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.61	$ 9.83	$10.49	$10.00

Income from investment operations[b]:
Net investment income[c]	0.14	0.12	0.17	0.10
Net realized and unrealized gains (losses)	(0.46)	(0.16)	(0.24)	0.52

Total from investment operations	(0.32)	(0.04)	(0.07)	0.62

Less distributions from:
Net investment income and net foreign currency gains	(0.04)	(0.18)	(0.42)	(0.13)
Net realized gains	—	—	(0.17)	—

Total distributions	(0.04)	(0.18)	(0.59)	(0.13)

Net asset value, end of year	$ 9.25	$ 9.61	$ 9.83	$10.49

Total return[d]	(3.31)%	(0.38)%	(0.65)%	6.24%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.94%	1.91%	2.30%	3.16%
Expenses net of waiver and payments by affiliates	0.60%	0.60%	0.57%	0.51%
Net investment income	1.46%	1.30%	1.70%	1.68%

Supplemental data
Net assets, end of year (000’s)	$275	$10	$10	$10
Portfolio turnover rate	40.33%	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2017

Franklin Global Government Bond Fund

	Country	Principal Amount*			Value
Foreign Government and Agency Securities 69.5%
Government of Canada, 2.75%, 6/01/22	Canada	450,000		CAD	$357,531
Government of Chile, 3.875%, 8/05/20	Chile	100,000			105,745
[a] Government of Finland, senior bond, Reg S, 2.00%, 4/15/24	Finland	350,000		EUR	431,590
[a] Government of France, Reg S, 1.00%, 5/25/19	France	160,000		EUR	179,898
[a] Government of Indonesia, Reg S, 4.875%, 5/05/21	Indonesia	200,000			214,979
[a] Government of Lithuania, senior note, Reg S, 6.625%, 2/01/22	Lithuania	200,000			235,455
Government of Malaysia,
senior bond, 4.24%, 2/07/18	Malaysia	650,000		MYR	150,966
senior note, 3.654%, 10/31/19	Malaysia	550,000		MYR	127,771
Government of Mexico,
7.75%, 12/14/17	Mexico	30,000	[b]	MXN	160,450
8.00%, 12/07/23	Mexico	30,000	[b]	MXN	166,934
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	200,000			263,561
Government of Poland,
3.25%, 7/25/19	Poland	1,400,000		PLN	369,971
4.00%, 10/25/23	Poland	1,150,000		PLN	313,044
2.50%, 7/25/26	Poland	2,000,000		PLN	482,897
[a] Government of Spain,
senior bond, Reg S, 4.40%, 10/31/23	Spain	180,000		EUR	240,084
senior bond, Reg S, 2.15%, 10/31/25	Spain	350,000		EUR	403,751
senior bond, Reg S, 5.15%, 10/31/28	Spain	200,000		EUR	292,766
Italy Treasury Bond,
[a]Reg S, 3.50%, 3/01/30	Italy	700,000		EUR	843,988
senior bond, 4.25%, 9/01/19	Italy	160,000		EUR	190,653
senior bond, 5.50%, 9/01/22	Italy	450,000		EUR	600,984
senior bond, 1.25%, 12/01/26	Italy	375,000		EUR	378,263
[a] Queensland Treasury Corp., senior bond, Reg S, 5.75%, 7/22/24	Australia	600,000		AUD	537,530
senior note, Reg S, 6.00%, 7/21/22	Australia	300,000		AUD	263,964
[a] United Kingdom Treasury Bond, Reg S, 4.25%, 6/07/32	United Kingdom	230,000		GBP	410,008
[a] United Kingdom Treasury Note, Reg S, 1.25%, 7/22/18	United Kingdom	190,000		GBP	249,747

Total Foreign Government and Agency Securities
(Cost $8,476,810)					7,972,530

U.S. Government and Agency Securities 22.6%
U.S. Treasury Bond,
4.375%, 11/15/39	United States	140,000			176,036
2.50%, 2/15/45	United States	140,000			127,575
[c]Index Linked, 3.375%, 4/15/32	United States	164,672			232,901
U.S. Treasury Note,
1.875%, 8/31/17	United States	700,000			702,211
1.25%, 11/15/18	United States	300,000			300,146
2.625%, 11/15/20	United States	850,000			880,182
[c]Index Linked, 1.25%, 7/15/20	United States	167,534			176,647

Total U.S. Government and Agency Securities
(Cost $2,562,306)					2,595,698

Total Investments before Short Term Investments
(Cost $11,039,116)					10,568,228

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Global Government Bond Fund (continued)

	Country	Shares	Value
Short Term Investments (Cost $610,946) 5.3%
Money Market Funds 5.3%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 0.37%	United States	610,946	$ 610,946

Total Investments (Cost $11,650,062) 97.4%			11,179,174
Other Assets, less Liabilities 2.6%			293,529

Net Assets 100.0%			$11,472,703

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2017, the aggregate value of these securities was $4,303,760, representing 37.5% of net assets.

bPrincipal amount is stated in 100 Mexican Peso Units.

cPrincipal amount of security is adjusted for inflation. See Note 1(e).

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day yield at period end.

At April 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	BZWS	Sell	1,100,000	827,813		6/13/17	$ 4,879	$ —
Euro	CITI	Sell	1,010,000	1,070,721		6/13/17	—	(32,117)
Japanese Yen	CITI	Buy	88,000,000	770,897		6/13/17	20,272	—
Malaysian Ringgit	BZWS	Sell	900,000	200,245		6/13/17	—	(7,253)
Mexican Peso	RBCCM	Buy	5,000,000	251,442		6/13/17	12,021	—
Polish Zloty	BZWS	Sell	2,900,000	709,376		6/13/17	—	(37,821)
Singapore Dollar	CITI	Buy	350,000	251,374		6/13/17	—	(730)
Singapore Dollar	CITI	Sell	350,000	246,967		6/13/17	—	(3,677)
Swedish Krona	BZWS	Buy	2,750,000	288,793	EUR	6/13/17	—	(4,097)

Total Forward Exchange Contracts							$ 37,172	$ (85,695)

Net unrealized appreciation (depreciation)								$ (48,523)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 32.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities

April 30, 2017

Franklin Global Government Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,039,116
Cost - Non-controlled affiliates (Note 3f)	610,946

Total cost of investments	$11,650,062

Value - Unaffiliated issuers	$10,568,228
Value - Non-controlled affiliates (Note 3f)	610,946

Total value of investments	11,179,174
Cash	7,832
Foreign currency, at value (cost $239,111)	239,375
Receivables:
Capital shares sold	13
Interest	115,207
Affiliates	89,736
Unrealized appreciation on OTC forward exchange contracts	37,172
Other assets.	10

Total assets	11,668,519
Liabilities:
Payables:
Capital shares redeemed	56,079
Distribution fees	826
Transfer agent fees	1,305
Professional fees.	44,548
Unrealized depreciation on OTC forward exchange contracts	85,695
Accrued expenses and other liabilities	7,363

Total liabilities	195,816

Net assets, at value.	$11,472,703
Net assets consist of:
Paid-in capital.	$12,531,688
Distributions in excess of net investment income.	(356,302)
Net unrealized appreciation (depreciation)	(517,375)
Accumulated net realized gain (loss)	(185,308)

Net assets, at value.	$11,472,703

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2017

Franklin Global Government Bond Fund

Class A:
Net assets, at value	$10,904,500

Shares outstanding	1,182,448

Net asset value per share[a]	$9.22

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.63

Class C:
Net assets, at value	$274,954

Shares outstanding	29,954

Net asset value and maximum offering price per share[a]	$9.18

Class R:
Net assets, at value	$9,251

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.25

Class R6:
Net assets, at value	$9,228

Shares outstanding	1,000

Net asset value and maximum offering price per share	$9.23

Advisor Class:
Net assets, at value	$274,770

Shares outstanding	29,697

Net asset value and maximum offering price per share	$9.25

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2017

Franklin Global Government Bond Fund

Investment income:
Dividends from non-controlled affliates (Note 3f)	$687
Interest	268,693

Total investment income	269,380

Expenses:
Management fees (Note 3a)	85,036
Distribution fees: (Note 3c)
Class A	20,985
Class C	2,504
Transfer agent fees: (Note 3e)
Class A	11,385
Class C	354
Class R	9
Class R6	70
Advisor Class	233
Custodian fees (Note 4)	2,066
Reports to shareholders	13,986
Registration and filing fees	72,361
Professional fees	57,686
Other	10,195

Total expenses	276,870
Expenses waived/paid by affiliates (Note 3g)	(174,772)

Net expenses	102,098

Net investment income	167,282

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(247,864)
Foreign currency transactions	(124,193)

Net realized gain (loss)	(372,057)

Net change in unrealized appreciation (depreciation) on:
Investments	(427,236)
Translation of other assets and liabilities denominated in foreign currencies	122,621

Net change in unrealized appreciation (depreciation)	(304,615)

Net realized and unrealized gain (loss)	(676,672)

Net increase (decrease) in net assets resulting from operations	$(509,390)

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Government Bond Fund

	Year Ended April 30,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$167,282	$146,029
Net realized gain (loss)	(372,057)	(259,529)
Net change in unrealized appreciation (depreciation)	(304,615)	94,403
Net increase (decrease) in net assets resulting from operations	(509,390)	(19,097)
Distributions to shareholders from:
Net investment income:
Class A	(42,454)	(207,807)
Class C	(599)	(4,106)
Class R	(15)	(139)
Class R6	(45)	(179)
Advisor Class	(566)	(196)
Total distributions to shareholders	(43,679)	(212,427)
Capital share transactions: (Note 2)
Class A	(1,928,442)	2,094,584
Class C	(217,799)	222,515
Advisor Class	278,096	25
Total capital share transactions	(1,868,145)	2,317,124
Net increase (decrease) in net assets	(2,421,214)	2,085,600
Net assets:
Beginning of year.	13,893,917	11,808,317
End of year	$11,472,703	$13,893,917
Distributions in excess of net investment income included in net assets:
End of year	$(356,302)	$(193,628)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	21

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Global Government Bond Fund

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nine separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Government Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund was closed to new investors with limited exceptions effective at the close of market April 12, 2017.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

c.  Derivative Financial Instruments (continued)

the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

24	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2017[a]		2016[a]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	402,621	$3,810,870	332,524	$3,141,724
Shares issued in reinvestment of distributions	1,486	14,111	3,698	35,024
Shares redeemed	(614,975)	(5,753,423)	(114,211)	(1,082,164)

Net increase (decrease)	(210,868)	$(1,928,442)	222,011	$2,094,584

Class C Shares:
Shares sold	22,275	$208,140	44,024	$416,435
Shares issued in reinvestment of distributions	63	599	421	3,989
Shares redeemed	(45,551)	(426,538)	(21,056)	(197,909)
Net increase (decrease)	(23,213)	$(217,799)	23,389	$222,515

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Year Ended April 30,
		2017[a]		2016[a]
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	68,523	$649,193	1,207	$11,435
Shares issued in reinvestment of distributions	57	523	—	—
Shares redeemed	(39,883)	(371,620)	(1,207)	(11,410)

Net increase (decrease)	28,697	$278,096	—	$25

aDuring the year Class R and Class R6 did not report any share transactions.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to FTIML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $1 billion
0.600%	Over $1 billion, up to and including $5 billion
0.550%	Over $5 billion, up to and including $10 billion
0.545%	Over $10 billion, up to and including $15 billion
0.540%	Over $15 billion, up to and including $20 billion
0.535%	In excess of $20 billion

For the year ended April 30, 2017, the effective investment management fee rate was 0.650% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund. The fee is paid by FTIML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,886
CDSC retained	$33

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2017, the Fund paid transfer agent fees of $12,051, of which $7,884 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio, 0.37%	2,527,951	5,891,610	(7,808,615)	610,946	$610,946	$687	$–	–%[a]

[a]Rounds to less than 0.1%.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

3.  Transactions with Affiliates (continued)

g.  Waiver and Expense Reimbursements

FTIML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.60%, and Class R6 does not exceed 0.59% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

h.  Other Affiliated Transactions

At April 30, 2017, Franklin Advisers, Inc. an affiliate of FTIML, owned 64.16% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2017, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$142,081
Long term	43,227
Total capital loss carryforwards	$185,308

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2017, the Fund deferred late-year ordinary losses of $203,678.

The tax character of distributions paid during the years ended April 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$43,679	$212,427

At April 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,835,244
Unrealized appreciation	$186,036
Unrealized depreciation	(842,106)
Net unrealized appreciation (depreciation)	$(656,070)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, foreign currency transactions, and tax straddles.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2017, aggregated $4,962,997 and $4,694,682, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At April 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$37,172	Unrealized depreciation on OTC forward exchange contracts	$85,695

For the year ended April 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$(89,016)[a]	Translation of other assets and liabilities denominated in foreign currencies	$122,440	[a]

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

At April 30, 2017, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$37,172	$85,695

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

8. Other Derivative Information (continued)

At April 30, 2017, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BZWS	$4,879	$(4,879)	$ —	$ —	$ —
CITI	20,272	(20,272)	—	—	—
RBCCM	12,021	—	—	—	12,021
Total	$37,172	$(25,151)	$ —	$ —	$12,021

At April 30, 2017, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BZWS	$49,171	$(4,879)	$ —	$ —	$44,292
CITI	36,524	(20,272)	—	—	16,252
RBCCM	—	—	—	—	—
Total	$85,695	$(25,151)	$ —	$ —	$60,544

For the year ended April 30, 2017, the average month end fair value of derivatives represented 0.7% of average month end net assets. The average month end number of open derivatives contracts for the year was 8.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 32.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2017, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$7,972,530	$—	$7,972,530
U.S. Government and Agency Securities	—	2,595,698	—	2,595,698
Short Term Investments	610,946	—	—	610,946
Total Investments in Securities	$610,946	$10,568,228	$—	$11,179,174

Other Financial Instruments:
Forward Exchange Contracts	$—	$37,172	$—	$37,172

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$85,695	$—	$85,695

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 28, 2017, the Board approved a proposal to liquidate the Fund. The Fund liquidated on June 16, 2017.

Abbreviations

Counterparty		Currency
BZWS	Barclays Bank PLC	AUD	Australian Dollar
CITI	Citigroup, Inc.	CAD	Canadian Dollar
RBCCM	Royal Bank of Canada	EUR	Euro
		GBP	British Pound
		MXN	Mexican Peso
		MYR	Malaysian Ringgit
		PLN	Polish Zloty

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                FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of the Franklin Global Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Global Government Bond Fund (the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

As discussed in Note 13, the Investment Manager liquidated the Fund. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP

San Francisco, California

June 20, 2017

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	142	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	142	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	116	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	158	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	142	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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FRANKLIN STRATEGIC SERIES

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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FRANKLIN STRATEGIC SERIES

Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GLOBAL GOVERNMENT BOND FUN

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Global Government Bond Fund

(Fund)

At an in-person meeting held on April 18, 2017 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Templeton Investment Management Limited (Manager) and the Fund (Management Agreement) for the shorter of an additional one-year period or the date on which the Fund is liquidated. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Board noted that effective at the close of market on April 12, 2017, the Fund was closed to new investors and that effective on or about June 9, 2017 the Fund will close to all investors. The Board further noted that the Fund is expected to be liquidated on or about June 16, 2017 (Liquidation).

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of

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FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL GOVERNMENT BOND FUND

SHAREHOLDER INFORMATION

the Fund over various time periods ended January 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global income funds. The Fund has been in operation for less than five years. The Board noted that the Fund’s annualized total return for the one- and three-year periods was below the median and in the fifth quintile of its Performance Universe. The Board concluded that the Fund’s performance was unacceptable and noted that it had approved the Liquidation, especially in light of the Fund’s nominal assets of approximately $12 million as of the end of 2016.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other global income funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median and in the first quintile of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Board had approved the Liquidation.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

SHAREHOLDER INFORMATION

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that the Fund is not expected to experience economies of scale prior to Liquidation.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for the shorter of an additional one-year period or the date on which the Fund is liquidated.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and

Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Global Government Bond Fund
Investment Manager
Franklin Templeton Investment Management Limited
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	058 A 06/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $436,510 for the fiscal year ended April 30, 2017 and $469,079 for the fiscal year ended April 30, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2017 and $6,913 for the fiscal year ended April 30, 2016. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $258,717 for the fiscal year ended April 30, 2017 and $676,383 for the fiscal year ended April 30, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and the review of system processes related to fixed income securities. Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $258,717 for the fiscal year ended April 30, 2017 and $683,296 for the fiscal year ended April 30, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date	June 26, 2017

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date	June 26, 2017